Exhibit 4.7
"[FORM OF]"

DISCOVER CARD EXECUTION NOTE TRUST
Issuer
and
U.S. BANK NATIONAL ASSOCIATION
Trustee
INDENTURE SUPPLEMENT
Dated as of [___], 2007
for the DiscoverSeries Notes
to
INDENTURE
Dated as of [___]. 2007

TABLE OF CONTENTS

Page
ARTICLE I
Definitions

Section 1.01 Definitions	1
Section 1.02 Governing Law	21
Section 1.03 Counterparts	21
Section 1.04 Ratification of Indenture	21

ARTICLE II
The Notes

Section 2.01 Creation and Designation	21
Section 2.02 New Issuances of Notes	22
Section 2.03 Cash Deposit in Class C Reserve Account and Class D Reserve Account	23

ARTICLE III
Allocations of Collections and Subordination

Section 3.01 Allocations of Collections	23
Section 3.02 Available Subordinated Amounts and Usages	65
Section 3.03 Derivative Receipts	96
Section 3.04 Withdrawals from Interest Funding Subaccounts	96
Section 3.05 Withdrawals from Principal Funding Subaccounts	97

ARTICLE IV
Early Redemption Events and Other Provisions Relating to Special Allocations of Principal

Section 4.01 Early Redemption Events	99
Section 4.02 Variable Accumulation Period	99
Section 4.03 Calculation of Targeted Prefunding Deposit	100
Section 4.04 Calculation of Prefunding Excess Amounts	102
Section 4.05 Receivables Sale	103

ARTICLE V
Issuer Accounts and Investments

Section 5.01 Issuer Accounts	104
Exhibits

Exhibit 1-A	[Form of] Class A Terms Document
Exhibit 1-B	[Form of] Class B Terms Document
Exhibit 1-C	[Form of] Class C Terms Document

     THIS INDENTURE SUPPLEMENT (this “Indenture Supplement”), by and between DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as Indenture Trustee (the “Indenture Trustee”), is made and entered into as of [      ], 2007.
ARTICLE I
Definitions
     Section 1.01. Definitions. For all purposes of this Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:
     (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;
     (b) all other terms used herein which are defined in the Indenture either directly or by reference therein, have the meanings assigned to them therein;
     (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;
     (d) all references in this Indenture to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture Supplement. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture Supplement as a whole and not to any particular Article, Section or other subdivision;
     (e) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling;
     (f) each capitalized term defined herein shall relate only to this Series (defined below) and no other Series of Notes issued by the Issuer; and
     (g) “including” and words of similar import will be deemed to be followed by “without limitation.”
     “Accumulation Amount” means, for any Tranche of Notes, (x) the Accumulation Amount specified in the applicable Terms Document for such Tranche (as adjusted to give effect to any issuance of additional Notes in such Tranche), or (y) if no such amount is specified, or if the commencement of the Accumulation Period is delayed in accordance with Section 4.02, an amount equal to the Nominal Liquidation Amount of such Tranche as of the first day of the Accumulation Period divided by the Accumulation Period Length.

     “Accumulation Commencement Date” means, for each Tranche of Notes, (i) if the commencement of the Accumulation Period is not delayed in accordance with Section 4.02, (x) the Accumulation Commencement Date specified in the applicable Terms Document for such Tranche or (y) if no such date is specified, the first Business Day of the calendar month that is twelve (12) whole calendar months prior to the calendar month in which the Expected Maturity Date for such Tranche of Notes occurs and (ii) if the commencement of the Accumulation Period is delayed in accordance with Section 4.02, the commencement date of the Accumulation Period as so delayed.
     “Accumulation Negative Spread” means, for any Tranche of Notes for any Distribution Date, the positive difference, if any, between
     (a) the PFA Earnings Target for amounts on deposit in the Principal Funding Subaccount in connection with Targeted Principal Deposits other than Targeted Prefunding Deposits for such Tranche of Notes and
     (b) the product of
(x)	the amount of income earned on all funds on deposit in the Principal Funding Subaccount for such Tranche (net of investment expenses and losses) for the period from and including the prior Distribution Date to but excluding such Distribution Date and

(y)	a fraction, the numerator of which is the amount on deposit in such Principal Funding Subaccount in connection with Targeted Principal Deposits other than Targeted Prefunding Deposits and the denominator of which is the amount on deposit in such Principal Funding Subaccount in connection with Targeted Principal Deposits.
     “Accumulation Period” means, for each Tranche of Notes, unless an Early Redemption Event or an Event of Default for such Tranche shall have occurred prior thereto or unless otherwise specified in the Terms Document for such Tranche, the period commencing on the Accumulation Commencement Date and ending on the earlier to occur of (x) the payment in full of the Outstanding Dollar Principal Amount of such Tranche or (y) the occurrence of an Early Redemption Event or an Event of Default for such Tranche.
     “Accumulation Period Length” means, for any Tranche of Notes, (i) if the commencement of the Accumulation Period is not delayed in accordance with Section 4.02, either (x) the number of months specified in the applicable Terms Document for such Tranche or (y) if no such number is specified, twelve (12) months and (ii) if the commencement of the Accumulation Period is delayed in accordance with Section 4.02, the number of whole months from the first day of the Accumulation Period as so delayed to the first day of the calendar month in which the Expected Maturity Date for such Tranche is scheduled to occur.
     “Accumulation Reserve Account” means the trust account designated as such and established pursuant to Section 5.01.

     “Accumulation Reserve Subaccount” means any subaccount to the Accumulation Reserve Account established for a particular Tranche of Notes.
     “Adjusted Outstanding Dollar Principal Amount” means at any time with respect to any Class or Tranche of Notes, the Outstanding Dollar Principal Amount of all Outstanding Notes of such Class or Tranche at such time, minus
     (a) any funds on deposit in respect of principal in any Issuer Account or the related Subaccount, as applicable, for the benefit of such Class or Tranche at such time, and
     (b) any net losses of principal of funds on deposit in respect of principal in any Issuer Account or the related Subaccount, as applicable, for the benefit of such Class or Tranche of Notes at such time.
     “Available Subordinated Amount” means, with respect to any Tranche of Class A Notes, the Class A Available Subordinated Amount of Class B Notes, the Class A Available Subordinated Amount of Class C Notes or the Class A Available Subordinated Amount of Class D Notes, as applicable, for such Tranche; with respect to any Tranche of Class B Notes, the Class B Available Subordinated Amount of Class C Notes or the Class B Available Subordinated Amount of Class D Notes, as applicable, for such Tranche; and with respect to any Tranche of Class C Notes, the Class C Available Subordinated Amount of Class D Notes for such Tranche.
     “Cash Flows” means the sequential allocation steps set forth in Section 3.01.
     “Class A Accreted Discount” means, for any Tranche of Class A Discount Notes for any Monthly Principal Accretion Period, the amount of principal accreted on that Tranche of Class A Discount Notes in accordance with the Terms Document for such Tranche for the period from and including the first day of such Monthly Principal Accretion Period to but excluding the last day of such Monthly Principal Accretion Period.
     “Class A Available Subordinated Amount of Class B Notes” means, for any Tranche of Class A Notes, on any Distribution Date, an amount equal to the Required Subordinated Amount of Class B Notes minus the Class A Usage of Class B Notes, each for such Tranche of Class A Notes on such Distribution Date, as adjusted in accordance with Section 3.02.
     “Class A Available Subordinated Amount of Class C Notes” means, for any Tranche of Class A Notes, on any Distribution Date, an amount equal to the Required Subordinated Amount of Class C Notes minus the Class A Usage of Class C Notes, each for such Tranche of Class A Notes on such Distribution Date, as adjusted in accordance with Section 3.02.
     “Class A Available Subordinated Amount of Class D Notes” means, for any Tranche of Class A Notes, on any Distribution Date, an amount equal to the Required Subordinated Amount of Class D Notes minus the Class A Usage of Class D Notes, each for such Tranche of Class A Notes on such Distribution Date, as adjusted in accordance with Section 3.02.
     “Class A Interest” means, for any Tranche of Class A Notes for any Monthly Interest Accrual Period, the amount of interest accrued on the Outstanding Dollar Principal Amount of such Tranche, calculated at the rate and in accordance with the calculation basis specified in the Terms Document for such Tranche, for the period from and including the first day of such Monthly Interest Accrual Period to and including the last day of such Monthly Interest Accrual Period.
     “Class A Interest Allocation” means the sum of the Class A Tranche Interest Allocations for each Tranche of Class A Notes of this Series.
     “Class A Interest Allocation Shortfall” has the meaning set forth in step (4) (Class A Interest Allocation from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.
     “Class A Nominal Liquidation Amount Deficit” means the sum of the Nominal Liquidation Amount Deficits for all Tranches of Class A Notes.
     “Class A Note” means a Note specified in the applicable Terms Document as belonging to Class A.
     “Class A Swap-Adjusted Interest” means, for any Monthly Interest Accrual Period, (i) in case of a Note that has a Performing Derivative Agreement for interest that provides for monthly payments to the applicable Derivative Counterparty, the amount required to be paid to the applicable Derivative Counterparty on the next payment date under that Derivative Agreement, and (ii) in case of a Note that has a Performing Derivative Agreement for interest that provides for payments less frequently than monthly to the applicable Derivative Counterparty, the amount required to be paid to the Derivative Counterparty on the payment date under that Derivative Agreement following the end of the current calendar month, and allocable to the period from and including the first day of such Monthly Interest Accrual Period to but excluding the last day of such Monthly Interest Accrual Period, taking into account the applicable interest rate and day count convention under that Derivative Agreement, in each case, prior to netting against payments to be received from such Derivative Counterparty, if applicable.
     “Class A Tranche Interest Allocation” for each Tranche of Class A Notes for any Distribution Date means (i) if such Notes are not subject to a Derivative Agreement and are not Discount Notes, the Class A Interest for such Tranche, (ii) if such Notes are subject to a Performing Derivative Agreement, the Class A Swap-Adjusted Interest for such Tranche, (iii) if such Notes are subject to a Non-Performing Derivative Agreement, the amount specified in the Terms Document for such Tranche, (iv) if such Notes are Discount Notes, the Class A Accreted Discount for such Tranche, or (v) any other amount specified in the Terms Document for any Tranche of Class A Notes as the “Class A Tranche Interest Allocation,” plus (a) any Interest Allocation Shortfall from the prior Distribution Date and (b) any additional amounts due under any applicable Derivative Agreement as a result of a payment shortfall under such Derivative Agreement in any prior month, in each case except to the extent the Terms Document for any Tranche of Class A Notes specifies that any amount described in clauses (i) through (iv) of this definition shall not be included in the Class A Interest Allocation for this Series. Following an Asset Sale for any Tranche of Class A Notes, the Class A Tranche Interest Allocation for such Tranche shall be zero.

     “Class A Tranche Interest Allocation Shortfall” for each Tranche has the meaning set forth in step (4) (Class A Interest Allocation from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.
     “Class A Tranche Prefunding Shortfall” has the meaning set forth in step (63) (Targeted Principal Deposits for Class A from Series Principal Amounts) of Section 3.01.
     “Class A Tranche Principal Shortfall” has the meaning set forth in step (63) (Targeted Principal Deposits for Class A from Series Principal Amounts) of Section 3.01.
     “Class A Usage of Class B Notes” means, with respect to any Tranche of Class A Notes, on any Distribution Date, an amount, not to exceed the Required Subordinated Amount of Class B Notes for such Tranche of Class A Notes, determined in accordance with Section 3.02.
     “Class A Usage of Class C Notes” means, with respect to any Tranche of Class A Notes for any Distribution Date, an amount, not to exceed the Required Subordinated Amount of Class C Notes for such Tranche of Class A Notes determined in accordance with Section 3.02.
     “Class A Usage of Class D Notes” means, with respect to any Tranche of Class A Notes for any Distribution Date, an amount, not to exceed the Required Subordinated Amount of Class D Notes for such Tranche of Class A Notes, determined in accordance with Section 3.02.
     “Class B Accreted Discount” means, for any Tranche of Class B Discount Notes for any Monthly Principal Accretion Period, the amount of principal accreted on that Tranche of Class B Discount Notes in accordance with the Terms Document for such Tranche for the period from and including the first day of such Monthly Principal Accretion Period to but excluding the last day of such Monthly Principal Accretion Period.
     “Class B Available Subordinated Amount of Class C Notes” means, for any Tranche of Class B Notes, on any Distribution Date, an amount equal to the Required Subordinated Amount of Class C Notes minus the Class B Usage of Class C Notes, each for such Tranche of Class B Notes on such Distribution Date, as adjusted in accordance with Section 3.02.
     “Class B Available Subordinated Amount of Class D Notes” means, for any Tranche of Class B Notes, on any Distribution Date, an amount equal to the Required Subordinated Amount of Class D Notes minus the Class B Usage of Class D Notes, each for such Tranche of Class B Notes on such Distribution Date, as adjusted in accordance with Section 3.02.
     “Class B Interest” means, for any Tranche of Class B Notes for any Monthly Interest Accrual Period, the amount of interest accrued on the Outstanding Dollar Principal Amount of such Tranche, calculated at the rate and in accordance with the calculation basis specified in the Terms Document for such Tranche, for the period from and including the first day of such Monthly Interest Accrual Period to and including the last day of such Monthly Interest Accrual Period.
     “Class B Interest Allocation” means the sum of the Class B Tranche Interest Allocations for each Tranche of Class B Notes of this Series.

     “Class B Interest Allocation Shortfall” has the meaning set forth in step (5) (Class B Interest and Allocation from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.
     “Class B Nominal Liquidation Amount Deficit” means the sum of the Nominal Liquidation Amount Deficits for all Tranches of Class B Notes.
     “Class B Note” means a Note specified in the applicable Terms Document as belonging to Class B.
     “Class B Principal Allocation” means, for any Due Period, an amount equal to the product of
     (a) the aggregate amount of Series Principal Collections for the Series 2007-CC Collateral Certificate that are allocated to this Series in accordance with the Indenture and any additional amounts designated as “Series Principal Collections” for this Series in accordance with the Indenture for such Due Period and
     (b) the percentage equivalent of a fraction, the numerator of which is the sum of the Principal Allocation Amounts for all Class B Notes in this Series for such Due Period and the denominator of which is sum of the Principal Allocation Amounts for all Notes in this Series for such Due Period.
     “Class B Swap-Adjusted Interest” means, for any Monthly Interest Accrual Period, (i) in case of a Note that has a Performing Derivative Agreement for interest that provides for monthly payments to the applicable Derivative Counterparty, the amount required to be paid to the applicable Derivative Counterparty on the next payment date under that Derivative Agreement, and (ii) in case of a Note that has a Performing Derivative Agreement for interest that provides for payments less frequently than monthly to the applicable Derivative Counterparty, the amount required to be paid to the Derivative Counterparty on the payment date under that Derivative Agreement following the end of the current calendar month, and allocable to the period from and including the first day of such Monthly Interest Accrual Period to but excluding the last day of such Monthly Interest Accrual Period, taking into account the applicable interest rate and day count convention under that Derivative Agreement, in each case, prior to netting against payments to be received from such Derivative Counterparty, if applicable.
     “Class B Tranche Interest Allocation” for each Tranche of Class B Notes for any Distribution Date means (i) if such Notes are not subject to a Derivative Agreement and are not Discount Notes, the Class B Interest for such Tranche, (ii) if such Notes are subject to a Performing Derivative Agreement, the Class B Swap-Adjusted Interest for such Tranche, (iii) if such Notes are subject to a Non-Performing Derivative Agreement, the amount specified in the Terms Document for such Tranche, (iv) if such Notes are Discount Notes, the Class B Accreted Discount for such Tranche, or (v) any other amount specified in the Terms Document for any Tranche of Class B Notes as the “Class B Tranche Interest Allocation,” plus (a) any Interest Allocation Shortfall from the prior Distribution Date and (b) any additional amounts due under any applicable Derivative Agreement as a result of a payment shortfall under such Derivative Agreement in any prior month, in each case except to the extent the Terms Document for any

Tranche of Class B Notes specifies that any amount described in clauses (i) through (iv) of this definition shall not be included in the Class B Interest Allocation for this Series. Following an Asset Sale for any Tranche of Class B Notes, the Class B Tranche Interest Allocation for such Tranche shall be zero.
     “Class B Tranche Interest Allocation Shortfall” for each Tranche has the meaning set forth in step (5) (Class B Interest Allocation from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.
     “Class B Tranche Prefunding Shortfall” has the meaning set forth in step (61) (Targeted Principal Deposits for Class B from Series Principal Amounts) of Section 3.01.
     “Class B Tranche Principal Shortfall” has the meaning set forth in step (61) (Targeted Principal Deposits for Class B from Series Principal Amounts) of Section 3.01.
     “Class B Usage of Class C Notes” means, with respect to any Tranche of Class B Notes for any Distribution Date, an amount, not to exceed the Required Subordinated Amount of Class C Notes for such Tranche of Class B Notes, determined in accordance with Section 3.02.
     “Class B Usage of Class D Notes” means, with respect to any Tranche of Class B Notes for any Distribution Date, an amount, not to exceed the Required Subordinated Amount of Class D Notes for such Tranche of Class B Notes, determined in accordance with Section 3.02.
     “Class C Accreted Discount” means, for any Tranche of Class C Discount Notes for any Monthly Principal Accretion Period, the amount of principal accreted on that Tranche of Class C Discount Notes in accordance with the Terms Document for such Tranche for the period from and including the first day of such Monthly Principal Accretion Period to but excluding the last day of such Monthly Principal Accretion Period.
     “Class C Available Subordinated Amount of Class D Notes” means, for any Tranche of Class C Notes, on any Distribution Date, an amount equal to the Required Subordinated Amount of Class D Notes minus the Class C Usage of Class D Notes, each for such Tranche of Class C Notes on such Distribution Date.
     “Class C Interest” means, for any Tranche of Class C Notes for any Monthly Interest Accrual Period, the amount of interest accrued on the Outstanding Dollar Principal Amount of such Tranche, calculated at the rate and in accordance with the calculation basis specified in the Terms Document for such Tranche, for the period from and including the first day of such Monthly Interest Accrual Period to and including the last day of such Monthly Interest Accrual Period.
     “Class C Interest Allocation” means the sum of the Class C Tranche Interest Allocations for each Tranche of Class C Notes of this Series.
     “Class C Interest Allocation Shortfall” has the meaning set forth in step (6) (Class C Interest Allocation from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

     “Class C Nominal Liquidation Amount Deficit” means the sum of the Nominal Liquidation Amount Deficits for all Tranches of Class C Notes.
     “Class C Note” means a Note specified in the applicable Terms Document as belonging to Class C.
     “Class C Principal Allocation” means, for any Due Period, an amount equal to the product of
     (a) the aggregate amount of Series Principal Collections for the Series 2007-CC Collateral Certificate that are allocated to this Series in accordance with the Indenture and any additional amounts designated as “Series Principal Collections” for this Series in accordance with the Indenture, for such Due Period and
     (b) the percentage equivalent of a fraction, the numerator of which is the sum of the Principal Allocation Amounts for all Class C Notes in this Series for such Due Period and the denominator of which is sum of the Principal Allocation Amounts for all Notes in this Series for such Due Period.
     “Class C Reserve Account” means the trust account designated as such and established pursuant to Section 5.01.
     “Class C Reserve Account Percentage” for each Tranche of Class C Notes has the meaning set forth in the Terms Document for such Tranche.
     “Class C Reserve Subaccount” means any subaccount to the Class C Reserve Account established for a particular Tranche of Notes.
     “Class C Swap-Adjusted Interest” means, for any Monthly Interest Accrual Period, (i) in case of a Note that has a Performing Derivative Agreement for interest that provides for monthly payments to the applicable Derivative Counterparty, the amount required to be paid to the applicable Derivative Counterparty on the next payment date under that Derivative Agreement, and (ii) in case of a Note that has a Performing Derivative Agreement for interest that provides for payments less frequently than monthly to the applicable Derivative Counterparty, the amount required to be paid to the Derivative Counterparty on the payment date under that Derivative Agreement following the end of the current calendar month, and allocable to the period from and including the first day of such Monthly Interest Accrual Period to but excluding the last day of such Monthly Interest Accrual Period, taking into account the applicable interest rate and day count convention under that Derivative Agreement, in each case, prior to netting against payments to be received from such Derivative Counterparty, if applicable.
     “Class C Tranche Interest Allocation” for each Tranche of Class C Notes for any Distribution Date means (i) if such Notes are not subject to a Derivative Agreement and are not Discount Notes, the Class C Interest for such Tranche, (ii) if such Notes are subject to a Performing Derivative Agreement, the Class C Swap-Adjusted Interest for such Tranche, (iii) if such Notes are subject to a Non-Performing Derivative Agreement, the amount specified in the Terms Document for such Tranche, (iv) if such Notes are Discount Notes, the Class C Accreted Discount for such Tranche, or (v) any other amount specified in the Terms Document for any

Tranche of Class C Notes as the “Class C Tranche Interest Allocation,” plus (a) any Interest Allocation Shortfall from the prior Distribution Date and (b) any additional amounts due under any applicable Derivative Agreement as a result of a payment shortfall under such Derivative Agreement in any prior month, in each case except to the extent the Terms Document for any Tranche of Class C Notes specifies that any amount described in clauses (i) through (iv) of this definition shall not be included in the Class C Interest Allocation for this Series. Following an Asset Sale for any Tranche of Class C Notes, the Class C Tranche Interest Allocation for such Tranche shall be zero.
     “Class C Tranche Interest Allocation Shortfall” for each Tranche has the meaning given to it in step (6) (Class C Interest Allocation from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.
     “Class C Tranche Prefunding Shortfall” has the meaning set forth in step (62) (Targeted Principal Deposits for Class C from Series Principal Amounts) of Section 3.01.
     “Class C Tranche Principal Shortfall” has the meaning set forth in step (62) (Targeted Principal Deposits for Class C from Series Principal Amounts) of Section 3.01.
     “Class C Usage of Class D Notes” means, with respect to any Tranche of Class C Notes for any Distribution Date, an amount not to exceed the Required Subordinated Amount of Class D Notes for such Tranche of Class C Notes, determined in accordance with Section 3.02.
     “Class D Accreted Discount” means, for any Tranche of Class D Discount Notes for any Monthly Principal Accretion Period, the amount of principal accreted on that Tranche of Class D Discount Notes in accordance with the Terms Document for such Tranche for the period from and including the first day of such Monthly Principal Accretion Period to but excluding the last day of such Monthly Principal Accretion Period.
     “Class D Interest” means, for any Tranche of Class D Notes for any Monthly Interest Accrual Period, the amount of interest accrued on the Outstanding Dollar Principal Amount of such Tranche, calculated at the rate and in accordance with the calculation basis specified in the Terms Document for such Tranche, for the period from and including the first day of such Monthly Interest Accrual Period to and including the last day of such Monthly Interest Accrual Period.
     “Class D Interest Allocation” means the sum of the Class D Tranche Interest Allocations for each Tranche of Class D Notes of this Series.
     “Class D Interest Allocation Shortfall” has the meaning set forth in step (8) (Class D Interest Allocation from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.
     “Class D Nominal Liquidation Amount Deficit” means the sum of the Nominal Liquidation Amount Deficits for all Tranches of Class D Notes.
     “Class D Note” means a Note specified in the applicable Terms Document as belonging to Class D.

     “Class D Principal Allocation” means, for any Due Period, an amount equal to the product of
     (a) the aggregate amount of Series Principal Collections for the Series 2007-CC Collateral Certificate that are allocated to this Series in accordance with the Indenture and any additional amounts designated as “Series Principal Collections” for this Series in accordance with the Indenture, for such Due Period, and
     (b) the percentage equivalent of a fraction, the numerator of which is the sum of the Principal Allocation Amounts for all Class D Notes in this Series for such Due Period and the denominator of which is sum of the Principal Allocation Amounts for all Notes in this Series for such Due Period.
     “Class D Reserve Account” means the trust account designated as such and established pursuant to Section 5.01.
     “Class D Reserve Account Percentage” for each Tranche of Class D Notes has the meaning set forth in the Terms Document for such Tranche.
     “Class D Reserve Subaccount” means any subaccount to the Class D Reserve Account established for a particular Tranche of Notes.
     “Class D Swap-Adjusted Interest” means, for any Monthly Interest Accrual Period, (i) in case of a Note that has a Performing Derivative Agreement for interest that provides for monthly payments to the applicable Derivative Counterparty, the amount required to be paid to the applicable Derivative Counterparty on the next payment date under that Derivative Agreement, and (ii) in case of a Note that has a Performing Derivative Agreement for interest that provides for payments less frequently than monthly to the applicable Derivative Counterparty, the amount required to be paid to the Derivative Counterparty on the payment date under that Derivative Agreement following the end of the current calendar month, and allocable to the period from and including the first day of such Monthly Interest Accrual Period to but excluding the last day of such Monthly Interest Accrual Period, taking into account the applicable interest rate and day count convention under that Derivative Agreement, in each case, prior to netting against payments to be received from such Derivative Counterparty, if applicable.
     “Class D Tranche Interest Allocation” for each Tranche of Class D Notes for any Distribution Date means (i) if such Notes are not subject to a Derivative Agreement and are not Discount Notes, the Class D Interest for such Tranche, (ii) if such Notes are subject to a Performing Derivative Agreement, the Class D Swap-Adjusted Interest for such Tranche, (iii) if such Notes are subject to a Non-Performing Derivative Agreement, the amount specified in the Terms Document for such Tranche, (iv) if such Notes are Discount Notes, the Class D Accreted Discount for such Tranche, or (v) any other amount specified in the Terms Document for any Tranche of Class D Notes as the “Class D Tranche Interest Allocation,” plus (a) any Interest Allocation Shortfall from the prior Distribution Date and (b) any additional amounts due under any applicable Derivative Agreement as a result of a payment shortfall under such Derivative Agreement in any prior month, in each case except to the extent the Terms Document for any Tranche of Class D Notes specifies that any amount described in clauses (i) through (iv) of this definition shall not be included in the Class D Interest Allocation for this Series. Following an Asset Sale for any Tranche of Class D Notes, the Class D Tranche Interest Allocation for such Tranche shall be zero.
     “Class D Tranche Interest Allocation Shortfall” for each Tranche has the meaning set forth in step (8) (Class D Interest Allocation from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.
     “Class D Tranche Principal Shortfall” has the meaning set forth in step (63) (Targeted Principal Deposits for Class D from Series Principal Amounts) of Section 3.01.
     “Collections Account” for the Master Trust has the meaning set forth in the Series 2007-CC Series Supplement or any other applicable agreement relating to any Additional Collateral Certificate.
     “Cumulative Class C Reserve Reimbursement Amount” means, on any Distribution Date, an amount determined in accordance with step (1) (Initial Calculation of Required Subordinated Amounts, Available Subordinated Amounts and Usage) of Section 3.02, as adjusted in accordance with Sections 3.01 and 3.02.
     “Cumulative Class D Reserve Reimbursement Amount” means, on any Distribution Date, an amount determined in accordance with step (1) (Initial Calculation of Required Subordinated Amounts, Available Subordinated Amounts and Usage) of Section 3.02, as adjusted in accordance with Section 3.01 and 3.02
     “De Minimis Threshold” means any condition or set of conditions, including any maximum Initial Dollar Principal Amount of Notes, or any maximum period of time since the last issuance of Notes in which all of the conditions of Section 310 of the Indenture have been satisfied, for which the Note Rating Agencies agree that an issuance that does not exceed such maximum does not require compliance with the conditions of Section 310.
     “Discount Note” means a Note issued with an Initial Dollar Principal Amount that is less than its Stated Principal Amount, including without limitation a Note that provides for an amount less than the Stated Principal Amount (but not less than the Initial Dollar Principal Amount) thereof to be due and payable upon the occurrence of an Early Redemption Event with respect to such Note or an Event of Default and the acceleration of such Note, in each case before the Expected Maturity Date of the applicable Note.
     “Distribution Date” means the 15th day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day) commencing in [      ] 2007.
     “Early Redemption Event” has the meaning set forth in the Indenture and Section 4.01 of this Indenture Supplement.
     “Event of Default” has the meaning set forth in the Indenture.
     “Excess Spread Amount” means, for this Series for any Distribution Date, the amount of Series Finance Charge Amounts remaining after step (16) (Current Charge-offs from Series

Finance Charge Amounts) of Section 3.01 minus an amount equal to income earned on all funds on deposit in the Interest Funding Account and the Accumulation Reserve Account (including all subaccounts of such accounts) (net of investment expenses and losses) for the period from and including the prior Distribution Date to but excluding such Distribution Date.
     “Excess Spread Early Redemption Event” has the meaning set forth in Section 4.01 of this Indenture Supplement.
     “Eligible Deposit Account” has the meaning set forth in the Indenture.
     “Foreign Currency” means (a) a currency other than Dollars or (b) denominated in a currency other than Dollars.
     “Foreign Currency Note” means a Note denominated in a Foreign Currency.
     “Indenture” means the Indenture dated as of [      ], 2007 between the Issuer and Indenture Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.
     “Initial Dollar Principal Amount” means (a) unless otherwise specified in the applicable Terms Document, with respect to a Class or Tranche of Dollar Notes, the aggregate initial principal amount of the Outstanding Notes of such Class or Tranche, and (b) with respect to a Class or Tranche of Discount Notes or Foreign Currency Notes, the amount specified in the applicable Terms Document as the Initial Dollar Principal Amount thereof.
     “Interest Allocation Shortfall” means, with respect to any Tranche of Notes, the amount of any Class A Tranche Interest Allocation Shortfall, any Class B Tranche Interest Allocation Shortfall, any Class C Tranche Interest Allocation Shortfall or any Class D Tranche Interest Allocation Shortfall that remains unpaid with respect to such Tranche from any prior Distribution Date after all allocations under the Cash Flows in Section 3.01, together with interest thereon calculated at the rate and in accordance with the calculation basis specified in the Terms Document for such Tranche, for the period from and including the first day of such Monthly Interest Accrual Period to but excluding the last day of such Monthly Interest Accrual Period.
     “Interest Funding Account” means the trust account designated as such and established pursuant to Section 5.01.
     “Interest Funding Subaccount” means any subaccount to the Interest Funding Account established for a particular Tranche of Notes.
     “Issuer Accounts” means, collectively, the Series Collections Account, the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account, the Class C Reserve Account, the Class D Reserve Account, any other account established in accordance with any Terms Document and designated as an “Issuer Account,” and any Subaccounts of such accounts.

     “Legal Maturity Date” for each Tranche of Notes has the meaning set forth in the Terms Document for such Tranche.
     “Master Trust” has the meaning set forth in the Indenture.
     “Minimum Principal Receivables Balance,” with respect to the Master Trust, has the meaning set forth in the Pooling and Servicing Agreement.
     “Monthly Interest Accrual Date” means, with respect to any Class or Tranche of Notes:
     (a) each Interest Payment Date for such Class or Tranche, or such other date as specified in the applicable Terms Document for such Tranche, and
     (b) for any calendar month in which no Interest Payment Date (or other specified date) for such Class or Tranche occurs, the date in such calendar month corresponding numerically to the next Interest Payment Date (or other specified date) for such Class or Tranche of Notes; provided, however, that
     (i) for the calendar month in which a Class or Tranche of Notes is issued, the issuance date for such Class or Tranche will be the first Monthly Interest Accrual Date for such Class or Tranche of Notes,
     (ii) any date on which proceeds from a sale of assets following an Event of Default and acceleration of any Tranche of Notes are deposited into the Interest Funding Subaccount for such Notes will be the last Monthly Interest Accrual Date for such Tranche,
     (iii) if there is no such numerically corresponding date in such calendar month, then the Monthly Interest Accrual Date will be the last Business Day of such calendar month, and
     (iv) if such numerically corresponding date in such calendar month is not a Business Day, then the Monthly Interest Accrual Date will be the following Business Day (unless such Business Day would fall in the following calendar month, in which case the Monthly Interest Accrual Date will be the last Business Day of such current month).
     “Monthly Interest Accrual Period” shall mean, with respect to any Class or Tranche of Notes, the period from and including any Monthly Interest Accrual Date to but excluding the next succeeding Monthly Interest Accrual Date.
     “Monthly Principal Accretion Period” means, with respect to any Class or Tranche of Discount Notes, the period from and including any Monthly Principal Accretion Date to but excluding the next succeeding Monthly Principal Accretion Date.
     “Monthly Principal Accretion Date” means, with respect to any Class or Tranche of Discount Notes:

     (a) for any calendar month in which an Expected Maturity Date for such Class or Tranche occurs, such Expected Maturity Date, except as otherwise specified in the applicable Terms Document for such Tranche, and
     (b) for any calendar month in which no Expected Maturity Date for such Class or Tranche occurs, the date in such calendar month corresponding numerically to the Expected Maturity Date for such Tranche, or as otherwise specified in the applicable Terms Document, for such Tranche; provided, however, that:
     (i) if there is no numerically corresponding date in such calendar month, then the Monthly Principal Accretion Date will be the last Business Day of such calendar month, and
     (ii) if such numerically corresponding date in such calendar month is not a Business Day, the Monthly Principal Accretion Date will be the following Business Day (unless such Business Day would fall in the following month in which case the Monthly Principal Accretion Date will be the last Business Day of such earlier calendar month).
     “Nominal Liquidation Amount” means, with respect to any Tranche of Notes on the issuance date thereof, the Initial Dollar Principal Amount of such Tranche, and on any Distribution Date thereafter such amount as increased or reduced pursuant to Section 3.01.
     “Nominal Liquidation Amount Deficit” means, with respect to any Tranche of Notes, the excess of the Adjusted Outstanding Dollar Principal Amount of that Tranche over the Nominal Liquidation Amount of that Tranche.
     “Notes” means the Series of Notes created pursuant to Section 2.01.
     “Outstanding Dollar Principal Amount” means at any time, either:
     (a) with respect to any Class or Tranche of Notes (other than Discount Notes), the aggregate Initial Dollar Principal Amount of the Outstanding Notes of such Class or Tranche at such time, minus the amount of any withdrawals from any Issuer Account or Subaccount for such Class or Tranche of Notes for payment of principal to the Holders of such Class or Tranche or the applicable Derivative Counterparty pursuant to this Indenture Supplement, or
     (b) with respect to any Class or Tranche of Discount Notes, an amount of the Outstanding Notes of such Class or Tranche calculated by reference to the applicable formula set forth in the applicable Terms Document, taking into account the amount and timing of payments of principal made to the Holders of such Class or Tranche or to the applicable Derivative Counterparty and accretions of principal, each pursuant to this Indenture Supplement;
plus, in either case, the amount of any increase in the Outstanding Dollar Principal Amount of such Class or Tranche of Notes due to the issuance of additional Notes of such Series, Class or Tranche pursuant to Section 2.02.

     “Payment Date” means any Interest Payment Date, any Principal Payment Date, any Expected Maturity Date and any other date specified in the Terms Document for any Tranche as a “Payment Date.”
     “Performing” means, with respect to any Derivative Agreement, that no payment default or repudiation of performance by a Derivative Counterparty has occurred, and such Derivative Agreement has not been terminated.
     “PFA Earnings Target” means, for any Distribution Date, with respect to any amount on deposit in a Principal Funding Subaccount (before giving effect to any deposits to be made on such date) for a Tranche of Notes, the Dollar amount of interest that would have accrued on such deposit (or portion thereof) for the period from and including the preceding Distribution Date to but excluding such Distribution Date if it had borne interest at the following rates:
     (a) in the case of a Tranche of Dollar Interest-bearing Notes with no Derivative Agreement for interest, at the rate of interest applicable to that Tranche;
     (b) in the case of a Tranche of Discount Notes, at the rate of accretion (converted to an accrual rate) of that Tranche;
     (c) in the case of a Tranche of Notes with a Performing Derivative Agreement for interest, at the rate at which payments by the Issuer to the applicable Derivative Counterparty accrue (prior to the netting of such payments, if applicable);
     (d) in the case of a Tranche of Notes with a non-Performing Derivative Agreement for interest, at the rate specified in the related Terms Document; or
     (e) at any other applicable rate specified in the related Terms Document for such Tranche.
     More than one of the aforementioned rates of interest may be applicable to amounts on deposit in a Principal Funding Subaccount for a Tranche of Notes.
     “Prefunding Negative Spread” means, for any Tranche of Notes for any Distribution Date, the positive difference, if any, between
     (a) the PFA Earnings Target for amounts on deposit in the Principal Funding Subaccount in connection with Targeted Prefunding Deposits for such Tranche of Notes and
     (b) the product of
(x)	the amount of income earned on all funds on deposit in the Principal Funding Subaccount for such Tranche (net of investment expenses and losses) for the period from and including the prior Distribution Date to but excluding such Distribution Date and

(y)	a fraction, the numerator of which is the amount on deposit in such Principal Funding Subaccount in connection with Targeted Prefunding Deposits and the denominator of which is the amount on deposit in such Principal Funding Subaccount in connection with Targeted Principal Deposits.
     “Pooling and Servicing Agreement” means that certain Amended and Restated Pooling and Servicing Agreement dated as of November 3, 2004 by and between Discover Bank, as master servicer, servicer and seller and U.S. Bank National Association, as trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.
     “Prefunding Excess Amount” for any Tranche of Notes shall have the meaning set forth in Section 4.04.
     “Principal Funding Account” means the trust account designated as such and established pursuant to Section 5.01.
     “Principal Funding Subaccount” means any subaccount to the Principal Funding Account established for a particular Tranche of Notes.
     “Reallocated Finance Charge Amounts” has the meaning set forth in step (10) (Allocation from the Master Trust Group One Interchange Reallocation Account) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.
     “Reallocated Principal Amounts” has the meaning set forth in step (64) (Allocation from Group One Principal Collections Reallocation Account for Principal Shortfalls other than Prefunding Shortfalls) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.
     “Receivables Sale” means, for any Tranche of Notes, each sale of Receivables by each Master Trust with respect to such Tranche pursuant to Section 4.05 and pursuant to Section 12(b) of the Series 2007-CC Supplement or any other applicable agreement relating to any Additional Collateral Certificate.
     “Receivables Sale Proceeds” means, for any Tranche of Notes, the net proceeds of a Receivables Sale. Receivables Sale Proceeds do not constitute Series Principal Amounts.
     “Required Excess Spread Amount” means with respect to any Distribution Date for any Tranche of Notes, zero, unless otherwise specified in the applicable Terms Document for such Tranche.
     “Required Subordinated Amount” means, with respect to any Tranche of Class A Notes, the Class A Required Subordinated Amount of Class B Notes, the Class A Required Subordinated Amount of Class C Notes or the Class A Required Subordinated Amount of Class D Notes, as applicable, for such Tranche; with respect to any Tranche of Class B Notes, the Class B Required Subordinated Amount of Class C Notes or the Class B Required Subordinated Amount of Class D Notes, as applicable, for such Tranche; and with respect to any Tranche of Class C Notes, the Class C Required Subordinated Amount of Class D Notes for such Tranche.

     “Required Subordinated Amount of Class B Notes” means, for any Tranche of Class A Notes, the amount determined in accordance with the Terms Document for such Tranche.
     “Required Subordinated Amount of Class C Notes” means, for any Tranche of Class A Notes or Class B Notes, the amount determined in accordance with the Terms Document for such Tranche.
     “Required Subordinated Amount of Class D Notes” means, for any Tranche of Class A Notes, Class B Notes or Class C Notes, the amount determined in accordance with the Terms Document for such Tranche.
     “Senior Class” means (a) with respect to the Class B Notes, the Class A Notes, (b) with respect to the Class C Notes, the Class A Notes or Class B Notes and (c) with respect to the Class D Notes, the Class A Notes, Class B Notes or Class C Notes.
     “Series 2007-CC Collateral Certificate” means the Series 2007-CC Certificate issued pursuant to the Pooling and Servicing Agreement and the Series 2007-CC Supplement, as amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.
     “Series 2007-CC Supplement” means the Series 2007-CC Supplement to the Pooling and Servicing Agreement dated as of [                     ], 2007, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.
     “Series Charge-Offs” means, with respect to any Due Period, the portion of the Series Investor Charge-Off Amount for the Series 2007-CC Collateral Certificate that is allocated to this Series in accordance with the Indenture and any additional amounts designated as “Series Charge-Offs” for this Series in accordance with the Indenture.
     “Series Collections Account” has the meaning set forth in Indenture.
     “Series Finance Charge Amounts” means, with respect to any Due Period, the sum of (a) the portion of the Series Finance Charge Collections for the Series 2007-CC Collateral Certificate that are allocated to this Series in accordance with the Indenture and any additional amounts designated as “Series Finance Charge Collections” for this Series in accordance with the Indenture, (b) the portion of the Series Interchange for the Series 2007-CC Collateral Certificate that is allocated to this Series in accordance with the Indenture and any additional amounts designated as “Series Interchange” for this Series in accordance with the Indenture, (c) any amounts to be treated as Series Finance Charge Amounts pursuant to any Terms Document and (d) any amounts to be treated as Series Finance Charge Amounts pursuant to steps (2) (Withdrawal of Income on Accounts), (3) (Withdrawal from Accumulation Reserve Subaccounts to Cover Negative Spread on Principal Funding Subaccounts), (49) (Withdrawal of Excess Deposits from Accumulation Reserve Subaccounts for use as Series Finance Charge Amounts), (51) (Withdrawal of Excess Deposits from Class C Reserve Subaccounts for use as Series Finance Charge Amounts) and (52) (Withdrawal of Excess Deposits from Class D Reserve Subaccounts for use as Series Finance Charge Amounts) of Section 3.01 (but in each case in this clause (d), only with respect to allocations made after the step in which such funds are designated as Series Finance Charge Amounts).

     “Series Principal Amounts” means, with respect to any Due Period, the sum of (a) the portion of Series Principal Collections for the Series 2007-CC Collateral Certificate that are allocated to this Series in accordance with the Indenture and any additional amounts designated as “Series Principal Collections” for this Series in accordance with the Indenture, (b) any amounts to be treated as Series Principal Amounts pursuant to any Terms Document (including, without limitation, any amounts to paid with respect to any Note under any Derivative Agreement that are designated as Series Principal Amounts under the applicable Terms Document), and (c) any amounts to be treated as Series Principal Amounts pursuant to
•	step (16) (Current Charge-offs from Series Finance Charge Amounts),

•	step (17) (Reimbursement of Class A Nominal Liquidation Amount Deficit from Series Finance Charge Amounts),

•	step (18) (Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts),

•	step (19) (Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts),

•	step (20) (Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts),

•	step (23) (Unreimbursed Current Charge-offs from Reallocated Finance Charge Amounts),

•	step (24) (Reimbursement of Class A Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts),

•	step (25) (Reimbursement of Class B Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts),

•	step (26) (Reimbursement of Class C Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts),

•	step (27) (Reimbursement of Class D Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts), and

•	step (59) (Withdrawal of Prefunding Excess Amounts for use as Series Principal Amounts)
of Section 3.01 (but in the case of this clause (c), only with respect to allocations made after the step in which such funds are designated as Series Principal Amounts).
     “Series Servicing Fees” mean, with respect to any Due Period, the portion of the Investor Servicing Fee for the Series 2007-CC Collateral Certificate that is allocated to this Series in accordance with the Indenture and any additional amounts designated as “Series Servicing Fees”

for this Series in accordance with the Indenture, plus any Series Servicing Fee Shortfall from the prior Distribution Date.
     “Series Servicing Fee Shortfall” has the meaning set forth in step (7) (Series Servicing Fees from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.
     “Stated Principal Amount,” with respect to any Note, has the meaning set forth in the related Terms Document.
     “Subordinated Class” means (a) with respect to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, (b) with respect to the Class B Notes, the Class C Notes and the Class D Notes, and (c) with respect to the Class C Notes, the Class D Notes.
     “Subordination Waterfall” means the sequential adjustment steps relating to Usage and Available Subordinated Amounts set forth in Section 3.02.
     “Targeted Cumulative Class C Reserve Deposit” for each Tranche of Class C Notes means, with respect to any Due Period, unless otherwise specified in the Terms Document for such Tranche, the product of
     (a) the Class C Reserve Account Percentage for such Tranche for such Due Period,
     (b) the sum of the Adjusted Outstanding Dollar Principal Amounts of all Tranches of Outstanding Notes in the Series and the amount of funds on deposit in the Principal Funding Accounts for all Tranches of Outstanding Notes in the Series, in each case as of the last day of the preceding Due Period and
     (c) a fraction, the numerator of which is the Nominal Liquidation Amount of such Tranche and the denominator of which is the Nominal Liquidation Amount of all Class C Notes in the Series, in each case, as of the close of business on the last day of the preceding Due Period.
     “Targeted Cumulative Class D Reserve Deposit” for each Tranche of Class D Notes means, with respect to any Due Period, unless otherwise specified in the Terms Document for such Tranche, the product of
     (a) the Class D Reserve Account Percentage for such Tranche for such Due Period,
     (b) the sum of the Adjusted Outstanding Dollar Principal Amounts of all Tranches of Outstanding Notes in the Series and the amount of funds on deposit in the Principal Funding Accounts for all Tranches of Outstanding Notes in the Series, in each case as of the last day of the preceding Due Period and
     (c) a fraction, the numerator of which is the Nominal Liquidation Amount of such Tranche and the denominator of which is the Nominal Liquidation Amount of all

Class D Notes in the Series, in each case, as of the close of business on the last day of the preceding Due Period.
     “Targeted Prefunding Deposit” has the meaning set forth in Section 4.03.
     “Targeted Principal Deposit” means, for any Distribution Date, (i) for any Tranche of Notes for which a Receivables Sale has occurred, zero, and (ii) for any other Tranche of Notes, the amount determined pursuant to clauses (a), (b), (c) or (d) below with respect to such Tranche for such Distribution Date, as applicable, or if more than one such clause is applicable, the highest amount determined pursuant to any one of such clauses, plus the Targeted Prefunding Deposit for such as determined in accordance with Section 4.03.
     (a) Deposits for Principal Payment Dates. For any Tranche that does not have an Accumulation Period, for any Distribution Date that is a Principal Payment Date for such Tranche, the amount scheduled to be paid on such Principal Payment Date as specified in the related Terms Document, plus any Targeted Principal Deposit that was scheduled to be paid on any previous Principal Payment Date that was not so paid,
     (b) Deposits for Accumulation Periods. For any Tranche in its Accumulation Period, beginning with the Accumulation Commencement Date for such Tranche the Accumulation Amount for such Tranche, plus any Accumulation Amount that was scheduled to be deposited on any previous Distribution Date in the Accumulation Period that was not so deposited,
     (c) Deposits for Accelerated Tranche. For any Tranche that has been accelerated after the occurrence of an Event of Default, or if an Early Redemption Event with respect to such Tranche has occurred, with respect to each Distribution Date following the Due Period in which such Event of Default or Early Redemption Event has occurred, the Nominal Liquidation Amount of such Tranche as of the close of business on the last day of the preceding Due Period, or
     (d) Derivative Payments. For any Tranche that has a Performing or non-Performing Derivative Agreement for principal that provides for a payment to the applicable Derivative Counterparty, the amount specified in the related Terms Document as the amount to be deposited on the applicable Distribution Date with respect to any payment to the Derivative Counterparty, plus any amount that was scheduled to be deposited on any previous Distribution Date that was not so deposited, but in no case more than the Nominal Liquidation Amount of such Tranche; provided, however, that (i) the Targeted Principal Deposit for any Tranche of Class B Notes will be zero prior to the Legal Maturity Date of such Tranche unless the Class A Usage of Class B Notes for all Outstanding Tranches of Class A Notes is zero, (ii) the Targeted Principal Deposit for any Tranche of Class C Notes will be zero prior to the Legal Maturity Date of such Tranche unless the Class A Usage of Class C Notes for all Outstanding Tranches of Class A Notes is zero and the Class B Usage of Class C Notes for all Outstanding Tranches of Class B Notes is zero, and (iii) the Targeted Principal Deposit for any Tranche of Class D Notes will be zero prior to the Legal Maturity Date of such Tranche unless the Class A Usage of Class D Notes for all

Outstanding Tranches of Class A Notes is zero, the Class B Usage of Class D Notes for all Outstanding Tranches of Class B Notes is zero and the Class C Usage of Class D Notes for all Outstanding Tranches of Class C Notes is zero.
     “Terms Document” means, with respect to any Class or Tranche of Notes, a supplement to the Indenture Supplement that establishes such Class or Tranche, in the case of Class A Notes, Class B Notes or Class C Notes, in the form attached hereto as Exhibit 1-A, 1-B or 1-C, as applicable, with such additional or different provisions as the Issuer determines are necessary or appropriate in connection with the issuance of any Tranche of Notes.
     “Trust Agreement” means the Trust Agreement dated as of [ ], 2007 between the Beneficiary and the Owner Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.
     “Unreimbursed Series Charge-Offs” has the meaning set forth in step (16) (Current Charge-offs from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.
     “Usage” means, with respect to any Tranche of Class A Notes, the Class A Usage of Class B Notes, the Class A Usage of Class C Notes or the Class A Usage of Class D Notes, as applicable, for such Tranche; with respect to any Tranche of Class B Notes, the Class B Usage of Class C Notes or the Class B Usage of Class D Notes, as applicable, for such Tranche; and with respect to any Tranche of Class C Notes, the Class C Usage of Class D Notes for such Tranche.
     Section 1.02. Governing Law. THIS INDENTURE SUPPLEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.
     Section 1.03. Counterparts. This Indenture Supplement may be executed in any number of counterparts, each of which when so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.
     Section 1.04. Ratification of Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.
ARTICLE II
The Notes
     Section 2.01. Creation and Designation.
     (a) There is hereby created a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as “Discover Card Execution Note Trust, DiscoverSeries” or the “DiscoverSeries Notes.” The Notes will be issued in four Classes, the first of which shall be known as the “Class A Notes,” the second of which shall be known as the

“Class B Notes,” the third of which shall be known as the “Class C Notes” and the fourth of which shall be known as the “Class D Notes.”
     (b) The Notes shall not be subordinated to any other series of notes.
     (c) Notwithstanding the allocation provisions of the Indenture, this Indenture Supplement and the Indenture Supplements for each other series of notes, if any, to the extent that the Series Noteholders are deemed to have any interest in any assets of the Issuer allocated to other Series of Notes secured by the Collateral, the Series Noteholders agree by acceptance of their Notes that their interest in those assets is subordinate to claims or rights of the Noteholders of such other Series of Notes to those other assets. Further, the Series Noteholders shall agree by their acceptance of their Notes that such agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.
     Section 2.02. New Issuances of Notes. The Issuer may issue new Tranches of Notes (including additional Notes of an Outstanding Tranche) to be included in the Series, so long as the following conditions precedent are satisfied:
     (i) on or before the date that the new issuance is to occur, the Issuer shall have delivered to the Indenture Trustee a Terms Document relating to the applicable Tranche of Notes;
     (ii) with respect to an issuance of Class A Notes, immediately after giving effect to such issuance, the Nominal Liquidation Amount of the Class B Notes in the Series must be at least equal to the Class A Available Subordinated Amount of Class B Notes for all Class A Notes in the Series;
     (iii) with respect to an issuance of Class A Notes or Class B Notes, immediately after giving effect to such issuance, the Nominal Liquidation Amount of the Class C Notes in this Series must be at least equal to the sum of (x) the aggregate Class A Available Subordinated Amount of Class C Notes for all Class A Notes in the Series with a Required Subordinated Amount of Class B Notes equal to zero and (y) the aggregate Class B Available Subordinated Amount of Class C Notes for all Class B Notes in the Series;
     (iv) with respect to an issuance of Class A Notes, Class B Notes or Class C Notes, immediately after giving effect to such issuance, the Nominal Liquidation Amount of the Class D Notes in this Series must be at least equal to the aggregate Class C Available Subordinated Amount of Class D Notes for all Class C Notes in this Series;
     (v) the Issuer shall be entitled to cause an increase in the Series Investor Interest for the Series 2007-CC Collateral Certificate or any Additional Collateral Certificate by an amount equal to the Nominal Liquidation Amount for such Notes as specified in the related Terms Document if all conditions to such increase, including without limitation any conditions relating to the Minimum Principal Receivables Balance of the Master Trust or any comparable provision of any other applicable trust, shall have been satisfied,
     (vi) the conditions specified in Section 310 of the Indenture are satisfied (unless such issuance does not exceed the De Minimis Threshold); and

     (vii) any other conditions specified in the related Terms Document.
     Section 2.03. Cash Deposit in Class C Reserve Account and Class D Reserve Account.
     If the issuance of Notes pursuant to Section 2.02 is expected to result in an increase in the Targeted Cumulative Class C Reserve Deposit for any Tranche of Class C Notes or the Targeted Cumulative Class D Reserve Deposit for any Tranche of Class D Notes, immediately after receipt of the proceeds of the Notes issued pursuant to Section 2.02 the Issuer shall deposit an amount equal to such increase into each applicable Class C Reserve Subaccount or Class D Reserve Subaccount from the proceeds of such Notes.
ARTICLE III
Allocations of Collections and Subordination
     Section 3.01. Allocations of Collections.
     The Indenture Trustee shall, on or before each Distribution Date cause allocations to be made in the order of priority specified, to the extent funds are available, to the account or Person indicated, in each case as set forth below. For the purpose of this section, unless otherwise provided in each paragraph, each amount referred in this section shall be computed after giving effect to preceding paragraphs but before giving effect to succeeding paragraphs.
          (1) Series Finance Charge Amounts and Series Principal Amounts. All Series Finance Charge Amounts and Series Principal Amounts allocated to this Series pursuant to the Indenture or designated in any applicable Terms Agreement and received by the Trust in accordance with such Terms Document or any related agreement shall be deposited in the Series Collections Account; provided, however, that the Calculation Agent may direct each Master Trust Trustee to retain any funds in Master Trust accounts that will be allocated to Master Trust accounts or paid to each Master Servicer in accordance with these Cash Flows, and any such amounts shall not be deposited in the Series Collections Account; and provided, further, that any such amounts shall nonetheless be treated as Series Finance Charge Amounts and Series Principal Amounts hereunder.
          (2) Withdrawal of Income on Accounts. An amount equal to income earned on all funds on deposit in the Principal Funding Account, the Interest Funding Account and the Accumulation Reserve Account (including all subaccounts of such accounts) (net of investment expenses and losses) for the period from and including the prior Distribution Date to but excluding the current Distribution Date shall be withdrawn from each such account, deposited into the Series Collections Account, and treated as Series Finance Charge Amounts.
          (3) Withdrawal from Accumulation Reserve Subaccounts to Cover Negative Spread on Principal Funding Subaccounts. An amount equal to the Accumulation Negative Spread for any Principal Funding Subaccount for any Tranche of Notes in the Accumulation Period for such Tranche shall be withdrawn from the Accumulation Reserve Subaccount for such Tranche, deposited in the Series Collections Account and treated as Series Finance Charge Amounts.

          (4) Class A Interest Allocation from Series Finance Charge Amounts. An amount equal to the lesser of
(x)	the Class A Interest Allocation and

(y)	the Series Finance Charge Amounts
shall be deposited into the Interest Funding Account. The amount by which the Class A Interest Allocation exceeds the amount of such deposit shall be the “Class A Interest Allocation Shortfall.” The Series Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Interest Funding Account pursuant to this step (4) shall be allocated to each Tranche of Class A Notes pro rata based on the ratio of the Class A Tranche Interest Allocation to the Class A Interest Allocation and deposited into the applicable Interest Funding Subaccount for such Tranche. The amount by which the Class A Tranche Interest Allocation for any Tranche exceeds the amount of such deposit shall be the “Class A Tranche Interest Allocation Shortfall” for such Tranche.
          (5) Class B Interest Allocation from Series Finance Charge Amounts. An amount equal to the lesser of
(x)	the Class B Interest Allocation and

(y)	the Series Finance Charge Amounts remaining after step (4) (Class A Interest Allocation from Series Finance Charge Amounts)
shall be deposited into the Interest Funding Account. The amount by which the Class B Interest Allocation exceeds the amount of such deposit shall be the “Class B Interest Allocation Shortfall.” The Series Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Interest Funding Account pursuant to this step (5) shall be allocated to each Tranche of Class B Notes pro rata based on the ratio of the Class B Tranche Interest Allocation to the Class B Interest Allocation and deposited into the applicable Interest Funding Subaccount for such Tranche. The amount by which the Class B Tranche Interest Allocation for any Tranche exceeds the amount of such deposit shall be the “Class B Tranche Interest Allocation Shortfall” for such Tranche.
          (6) Class C Interest Allocation from Series Finance Charge Amounts. An amount equal to the lesser of
(x)	the Class C Interest Allocation and

(y)	the Series Finance Charge Amounts remaining after step (5) (Class B Interest Allocation from Series Finance Charge Amounts)
shall be deposited into the Interest Funding Account. The amount by which the Class C Interest Allocation exceeds the amount of such deposit shall be the “Class C Interest Allocation Shortfall.” The Series Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Interest Funding Account pursuant to this step (6) shall be allocated to each Tranche of Class C Notes pro rata based on the ratio of the Class C Tranche

Interest Allocation to the Class C Interest Allocation and deposited into the applicable Interest Funding Subaccount for such Tranche. The amount by which the Class C Tranche Interest Allocation for any Tranche exceeds the amount of such deposit shall be the “Class C Tranche Interest Allocation Shortfall” for such Tranche.
          (7) Series Servicing Fees from Series Finance Charge Amounts. An amount equal to the lesser of
(x)	the amount of the Series Servicing Fees and

(y)	the Series Finance Charge Amounts remaining after step (6) (Class C Interest Allocation from Series Finance Charge Amounts)
shall be paid to each Master Trust Trustee for deposit in the Collections Account for the Master Trust in the proportions determined in accordance with the Indenture. The amount by which the Series Servicing Fee exceeds the amount of such payment shall be the “Series Servicing Fee Shortfall.” The Series Finance Charge Amounts shall be reduced by the amount of such payment.
          (8) Class D Interest Allocation from Series Finance Charge Amounts. An amount equal to the lesser of
(x)	the Class D Interest Allocation and

(y)	the Series Finance Charge Amounts remaining after step (7) (Series Servicing Fees from Series Finance Charge Amounts)
shall be deposited into the Interest Funding Account. The amount by which the Class D Interest Allocation exceeds the amount of such deposit shall be the “Class D Interest Allocation Shortfall.” The Series Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Interest Funding Account pursuant to this step (8) shall be allocated to each Tranche of Class D Notes pro rata based on the ratio of the Class D Tranche Interest Allocation to the Class D Interest Allocation and deposited into the applicable Interest Funding Subaccount for such Tranche. The amount by which the Class D Tranche Interest Allocation for any Tranche exceeds the amount of such deposit shall be the “Class D Tranche Interest Allocation Shortfall” for such Tranche.
          (9) Allocation from the Master Trust Group One Finance Charge Collections Reallocation Account The Calculation Agent shall notify the Master Servicer for the Master Trust and the Master Trust Trustee under the Pooling and Servicing Agreement of the amount equal to the product of
(x)	the sum of the Class A Interest Allocation Shortfall, the Class B Interest Allocation Shortfall, the Class C Interest Allocation Shortfall, the Series Servicing Fee Shortfall and the Class D Interest Allocation Shortfall and

(y)	a fraction, the numerator of which is the Series Investor Interest of the Series 2007-CC Collateral Certificate and the denominator of which is the Series Investor Interest of the Series 2007-CC Collateral Certificate and all Additional Collateral Certificates,
which amount, together with any comparable amount determined pursuant to a provision comparable to this step (9) in the Indenture Supplement for any other Series established in relation to the Trust, shall constitute the “Class A Required Amount Shortfall” for purposes of Section 9(b)(6) of the Series 2007-CC Supplement. The Class A Required Amount Shortfall shall be reduced by the portion of the amount of funds on deposit in the Group One Finance Charge Collections Reallocation Account allocable to the Series 2007-CC Collateral Certificate in accordance with Section 9(b)(6) of the Series 2007-CC Supplement, and the portion of such amount that is allocable to this Series pursuant to the Indenture shall be deposited into the Series Collections Account. If and when any Additional Collateral Certificates are added to the Trust, any provisions to allocate the amount set forth in clause (x) of this step (9) to such Additional Collateral Certificates shall be specified in the documents relating to such addition.
          (10) Allocation from the Master Trust Group One Interchange Reallocation Account. For so long as any series issued by the Master Trust is outstanding that is not designated as an “Interchange Series” in accordance with the Master Trust Pooling and Servicing Agreement and the Series Supplement for such series, the Class A Required Amount Shortfall shall be reduced by the amount of funds on deposit in the Group One Interchange Reallocation Account allocable to the Series 2007-CC Collateral Certificate in accordance with Section 9(b)(9) of the Series 2007-CC Supplement, and the portion of such amount that is allocable to this Series pursuant to the Indenture shall be deposited into the Series Collections Account. If and when any Additional Collateral Certificates are added to the Trust, any provisions to allocate the amount set forth in clause (x) of step (9) (Allocation from the Master Trust Group One Finance Charge Collections Reallocation Account) to an interchange reallocation account for such Additional Collateral Certificates shall be specified in the documents relating to such addition. The amounts deposited into the Series Collections Account under step (9) and this step (10) are collectively the “Reallocated Finance Charge Amounts.”
          (11) Class A Interest Allocation Shortfall from Reallocated Finance Charge Amounts. An amount equal to the lesser of
(x)	the Class A Interest Allocation Shortfall after step (4) (Class A Interest Allocation from Series Finance Charge Amounts) and

(y)	the Reallocated Finance Charge Amounts
shall be deposited into the Interest Funding Account. The Class A Interest Allocation Shortfall and the Reallocated Finance Charge Amounts, respectively, shall be reduced by the amount of such deposit. The amount deposited into the Interest Funding Account pursuant to this step (11) shall be allocated to each Tranche of Class A Notes pro rata based on the ratio of the Class A Tranche Interest Allocation to the Class A Interest Allocation and deposited into the applicable Interest Funding Subaccount for such Tranche. The Class A Tranche Interest Allocation Shortfall for each Tranche shall be reduced by such deposit.

          (12) Class B Interest Allocation Shortfall from Reallocated Finance Charge Amounts. An amount equal to the lesser of
(x)	the Class B Interest Allocation Shortfall after step (5) (Class B Interest Allocation from Series Finance Charge Amounts) and

(y)	the Reallocated Finance Charge Amounts remaining after step (11) (Class A Interest Allocation Shortfall from Reallocated Finance Charge Amounts)
shall be deposited into the Interest Funding Account. The Class B Interest Allocation Shortfall and the Reallocated Finance Charge Amounts, respectively, shall be reduced by the amount of such deposit. The amount deposited into the Interest Funding Account pursuant to this step (12) shall be allocated to each Tranche of Class B Notes pro rata based on the ratio of the Class B Tranche Interest Allocation to the Class B Interest Allocation and deposited into the applicable Interest Funding Subaccount for such Tranche. The Class B Tranche Interest Allocation Shortfall for each Tranche shall be reduced by such deposit.
          (13) Class C Interest Allocation Shortfall from Reallocated Finance Charge Amounts. An amount equal to the lesser of
(x)	the Class C Interest Allocation Shortfall after step (6) (Class C Interest Allocation from Series Finance Charge Amounts) and

(y)	the Reallocated Finance Charge Amounts remaining after step (12) (Class B Interest Allocation Shortfall from Reallocated Finance Charge Amounts)
shall be deposited into the Interest Funding Account. The Class C Interest Allocation Shortfall and the Reallocated Finance Charge Amounts, respectively, shall be reduced by the amount of such deposit. The amount deposited into the Interest Funding Account pursuant to this step (13) shall be allocated to each Tranche of Class C Notes pro rata based on the ratio of the Class C Tranche Interest Allocation to the Class C Interest Allocation and deposited into the applicable Interest Funding Subaccount for such Tranche. The Class C Tranche Interest Allocation Shortfall for each Tranche shall be reduced by such deposit.
          (14) Series Servicing Fee Shortfall from Reallocated Finance Charge Amounts. An amount equal to the lesser of
(x)	the Series Servicing Fee Shortfall after step (7) (Series Servicing Fee from Series Finance Charge Amounts) and

(y)	the Reallocated Finance Charge Amounts remaining after step (13) (Class C Interest Allocation Shortfall from Reallocated Finance Charge Amounts)
shall be paid to each Master Trust Trustee for deposit in the Collections Account for the Master Trust in the proportions determined in accordance with the Indenture. The Series Servicing Fee

Shortfall and the Reallocated Finance Charge Amounts, respectively, shall be reduced by the amount of such payment.
          (15) Class D Interest Allocation Shortfall from Reallocated Finance Charge Amounts. An amount equal to the lesser of
(x)	the Class D Interest Allocation Shortfall after step (8) (Class D Interest Allocation from Series Finance Charge Amounts) and

(y)	the Reallocated Finance Charge Amounts remaining after step (14) (Series Servicing Fee Shortfall from Reallocated Finance Charge Amounts)
shall be deposited into the Interest Funding Account. The Class D Interest Allocation Shortfall and the Reallocated Finance Charge Amounts, respectively, shall be reduced by the amount of such deposit. The amount deposited into the Interest Funding Account pursuant to this step (15) shall be allocated to each Tranche of Class D Notes pro rata based on the ratio of the Class D Tranche Interest Allocation to the Class D Interest Allocation and deposited into the applicable Interest Funding Subaccount for such Tranche. The Class D Tranche Interest Allocation Shortfall for each Tranche shall be reduced by such deposit.
          (16) Current Charge-offs from Series Finance Charge Amounts. An amount equal to the lesser of
(x)	the Series Charge-offs and

(y)	the Series Finance Charge Amounts remaining after step (8) (Class D Interest Allocation from Series Finance Charge Amounts)
shall be designated as Series Principal Amounts and the Series Charge-offs shall be deemed to be reimbursed by such amount. Any portion of Series Charge-offs that is not reimbursed as set forth above shall be the “Unreimbursed Series Charge-offs.” The Series Finance Charge Amounts shall be reduced by the amount of Series Charge-offs reimbursed pursuant to this step (16).
          (17) Reimbursement of Class A Nominal Liquidation Amount Deficit from Series Finance Charge Amounts. The amount equal to the lesser of
(x)	the Class A Nominal Liquidation Amount Deficit and

(y)	the Series Finance Charge Amounts remaining after step (16) (Current Charge-offs from Series Finance Charge Amounts)
shall be designated as Series Principal Amounts and the Class A Nominal Liquidation Amount Deficit shall be deemed to be reimbursed by such amount. The Series Finance Charge Amounts shall be reduced by the amount of the Class A Nominal Liquidation Amount Deficit reimbursed pursuant to this step (17). The Nominal Liquidation Amount of each Tranche of Class A Notes shall be increased by the amount of such allocation pro rata based on the ratio of the Nominal

Liquidation Amount Deficit of such Tranche of Class A Notes to the Class A Nominal Liquidation Amount Deficit, each as of the close of business on the last day of the related Due Period; provided, however, that the Nominal Liquidation Amount of a Tranche of Class A Notes shall not be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.
          (18) Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts. The amount equal to the lesser of
(x)	the Class B Nominal Liquidation Amount Deficit and

(y)	the Series Finance Charge Amounts remaining after step (17) (Reimbursement of Class A Nominal Liquidation Amount Deficit from Series Finance Charge Amounts)
shall be designated as Series Principal Amounts and the Class B Nominal Liquidation Amount Deficit shall be deemed to be reimbursed by such amount. The Series Finance Charge Amounts shall be reduced by the amount of the Class B Nominal Liquidation Amount Deficit reimbursed pursuant to this step (18). The Nominal Liquidation Amount of each Tranche of Class B Notes shall be increased by the amount of such allocation pro rata based on the ratio of the Nominal Liquidation Amount Deficit of such Tranche of Class B Notes to the Class B Nominal Liquidation Amount Deficit, each as of the close of business on the last day of the related Due Period; provided, however, that the Nominal Liquidation Amount of a Tranche of Class B Notes shall not be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.
          The following Usage amount (and any related Available Subordinated Amount) shall be adjusted in accordance with step (2) of the Subordination Waterfall after giving effect to this step (18):
•	Class A Usage of Class B Notes
          (19) Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts. The amount equal to the lesser of
(x)	the Class C Nominal Liquidation Amount Deficit and

(y)	the Series Finance Charge Amounts remaining after step (18) (Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts)
shall be designated as Series Principal Amounts and the Class C Nominal Liquidation Amount Deficit shall be deemed to be reimbursed by such amount. The Series Finance Charge Amounts shall be reduced by the amount of the Class C Nominal Liquidation Amount Deficit reimbursed pursuant to this step (19). The Nominal Liquidation Amount of each Tranche of Class C Notes shall be increased by the amount of such allocation pro rata based on the ratio of the Nominal Liquidation Amount Deficit of such Tranche of Class C Notes to the Class C Nominal Liquidation Amount Deficit, each as of the close of business on the last day of the related Due Period; provided, however, that the Nominal Liquidation Amount of a Tranche of Class C Notes shall not be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.

          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (3) of the Subordination Waterfall, after giving effect to this step (19):
•	Class A Usage of Class C Notes

•	Class B Usage of Class C Notes
          (20) Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts. The amount equal to the lesser of
(x)	the Class D Nominal Liquidation Amount Deficit and

(y)	the Series Finance Charge Amounts remaining after step (19) (Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts)
shall be designated as Series Principal Amounts and the Class D Nominal Liquidation Amount Deficit shall be deemed to be reimbursed by such amount. The Series Finance Charge Amounts shall be reduced by the amount of the Class D Nominal Liquidation Amount Deficit reimbursed pursuant to this step (20). The Nominal Liquidation Amount of each Tranche of Class D Notes shall be increased by the amount of such allocation pro rata based on the ratio of the Nominal Liquidation Amount Deficit of such Tranche of Class D Notes to the Class D Nominal Liquidation Amount Deficit, each as of the close of business on the last day of the related Due Period; provided, however, that the Nominal Liquidation Amount of a Tranche of Class D Notes shall not be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.
          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (4) of the Subordination Waterfall after giving effect to this step (20):
•	Class A Usage of Class D Notes

•	Class B Usage of Class D Notes

•	Class C Usage of Class D Notes
          (21) Allocation from the Master Trust Group One Finance Charge Collections Reallocation Account. The Calculation Agent shall notify the Master Servicer for the Master Trust and the Master Trust Trustee under the Pooling and Servicing Agreement of an amount equal to the sum of the product of
(x)	the sum of:
(i)	the Unreimbursed Series Charge-offs after step (16) (Current Charge-offs from Series Finance Charge Amounts),

(ii)	the Class A Nominal Liquidation Amount Deficit remaining after step (17) (Reimbursement of Class A Nominal Liquidation Amount Deficit from Series Finance Charge Amounts),

(iii)	the Class B Nominal Liquidation Amount Deficit remaining after step (18) (Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts),

(iv)	the Class C Nominal Liquidation Amount Deficit remaining after step (19) (Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts) and

(v)	the Class D Nominal Liquidation Amount Deficit remaining after step (20) (Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts), and
(y)	a fraction, the numerator of which is the Series Investor Interest of the Series 2007-CC Collateral Certificate and the denominator of which is the Series Investor Interest of the Series 2007-CC Collateral Certificate and all Additional Collateral Certificates,
which amount, together with any comparable amount determined pursuant to a provision comparable to this step (21) in the Indenture Supplement for any other Series established in relation to the Trust, shall constitute the “Class A Cumulative Investor Charged-Off Amount” for purposes of Section 9(b)(7) of the Series 2007-CC Supplement. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the portion of the amount of funds on deposit in the Group One Finance Charge Collections Reallocation Account allocable to the Series 2007-CC Collateral Certificate in accordance with Section 9(b)(7) of the Series 2007-CC Supplement, and the portion of such amount that is allocable to this Series pursuant to the Indenture shall be deposited into the Series Collections Account. If and when any Additional Collateral Certificates are added to the Trust, any provisions to allocate the amount set forth in clause (x) of this step (21) to such Additional Collateral Certificates shall be specified in the documents relating to such addition. The Reallocated Finance Charge Amounts shall be increased by the amount of such deposit.
          (22) Allocation from the Master Trust Group One Interchange Reallocation Account. For so long as any series issued by the Master Trust is outstanding that is not designated as an “Interchange Series” in accordance with the Master Trust Pooling and Servicing Agreement and the Series Supplement for such series, the Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of funds on deposit in the Group One Interchange Reallocation Account allocable to the Series 2007-CC Collateral Certificate in accordance with Section 9(b)(10) of the Series 2007-CC Supplement, and the portion of such amount that is allocable to this Series pursuant to the Indenture shall be deposited into the Series Collections

Account. If and when any Additional Collateral Certificates are added to the Trust, any provisions to allocate the amount set forth in clause (x) of step (21) (Allocation from the Master Trust Group One Finance Charge Collections Reallocation Account) to an interchange reallocation account for such Additional Collateral Certificates shall be specified in the documents relating to such addition. The Reallocated Finance Charge Amounts shall be increased by the amount of such deposit.
          (23) Unreimbursed Current Charge-offs from Reallocated Finance Charge Amounts. The amount equal to the lesser of
(x)	the Unreimbursed Series Charge-offs after step (16) (Current Charge-offs from Series Finance Charge Amounts) and

(y)	the Reallocated Finance Charge Amounts after step (22) (Allocation from the Master Trust Group One Interchange Reallocation Account)
shall be designated as Series Principal Amounts and Unreimbursed Series Charge-offs shall be deemed to be reimbursed by such amount. The Reallocated Finance Charge Amounts shall be reduced by the amount of Unreimbursed Series Charge-offs reimbursed pursuant to this step (23).
          (24) Reimbursement of Class A Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts. The amount equal to the lesser of
(x)	the Class A Nominal Liquidation Amount Deficit remaining after step (17) (Reimbursement of Class A Nominal Liquidation Amount Deficit from Series Finance Charge Amounts) and

(y)	the Reallocated Finance Charge Amounts remaining after step (23) (Unreimbursed Current Charge-offs from Reallocated Finance Charge Amounts)
shall be designated as Series Principal Amounts and the Class A Nominal Liquidation Amount Deficit shall be deemed to be reimbursed by such amount. The Reallocated Finance Charge Amounts shall be reduced by the amount of Class A Nominal Liquidation Amount Deficit reimbursed pursuant to this step (24). The Nominal Liquidation Amount of each Tranche of Class A Notes shall be increased by the amount of such allocation pro rata based on the ratio of the Nominal Liquidation Amount Deficit of such Tranche of Class A Notes to the Class A Nominal Liquidation Amount Deficit, each as of the close of business on the last day of the related Due Period; provided, however, that the Nominal Liquidation Amount of a Tranche of Class A Notes shall not be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.
          (25) Reimbursement of Class B Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts. The amount equal to the lesser of

(x)	the Class B Nominal Liquidation Amount Deficits remaining after step (18) (Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts) and

(y)	the Reallocated Finance Charge Amounts remaining after step (24) (Reimbursement of Class A Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts)
shall be designated as Series Principal Amounts and the Class B Nominal Liquidation Amount Deficit shall be deemed to be reimbursed by such amount. The Reallocated Finance Charge Amounts shall be reduced by the amount of the Class B Nominal Liquidation Amount Deficits reimbursed pursuant to this step (25). The Nominal Liquidation Amount of each Tranche of Class B Notes shall be increased by the amount of such allocation pro rata based on the ratio of the Nominal Liquidation Amount Deficit of such Tranche of Class B Notes to the Class B Nominal Liquidation Amount Deficit, each as of the close of business on the last day of the related Due Period; provided, however, that the Nominal Liquidation Amount of a Tranche of Class B Notes shall not be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.
          The following Usage amount (and any related Available Subordinated Amount) shall be adjusted in accordance with step (5) of the Subordination Waterfall after giving effect to this step (25):
•	Class A Usage of Class B Notes
          (26) Reimbursement of Class C Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts. The amount equal to the lesser of
(x)	the Class C Nominal Liquidation Amount Deficits remaining after step (19) (Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts) and

(y)	the Reallocated Finance Charge Amounts remaining after step (25) (Reimbursement of Class B Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts)
shall be designated as Series Principal Amounts and the Class C Nominal Liquidation Amount Deficit shall be deemed to be reimbursed by such amount. The Reallocated Finance Charge Amounts shall be reduced by the amount of the Class C Nominal Liquidation Amount Deficits reimbursed pursuant to this step (26). The Nominal Liquidation Amount of each Tranche of Class C Notes shall be increased by the amount of such allocation pro rata based on the ratio of the Nominal Liquidation Amount Deficit of such Tranche of Class C Notes to the Class C Nominal Liquidation Amount Deficit, each as of the close of business on the last day of the related Due Period; provided, however, that the Nominal Liquidation Amount of a Tranche of Class C Notes shall not be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.

          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (6) of the Subordination Waterfall after giving effect to this step (26):
•	Class A Usage of Class C Notes

•	Class B Usage of Class C Notes
          (27) Reimbursement of Class D Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts. The amount equal to the lesser of
(x)	the Class D Nominal Liquidation Amount Deficits remaining after step (20) (Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts) and

(y)	the Reallocated Finance Charge Amounts remaining after step (26) (Reimbursement of Class C Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts)
shall be designated as Series Principal Amounts and the Class D Nominal Liquidation Amount Deficit shall be deemed to be reimbursed by such amount. The Reallocated Finance Charge Amounts shall be reduced by the amount of the Class D Nominal Liquidation Amount Deficits reimbursed pursuant to this step (27). The Nominal Liquidation Amount of each Tranche of Class D Notes shall be increased by the amount of such allocation pro rata based on the ratio of the Nominal Liquidation Amount Deficit of such Tranche of Class D Notes to the Class D Nominal Liquidation Amount Deficit, each as of the close of business on the last day of the related Due Period; provided, however, that the Nominal Liquidation Amount of a Tranche of Class D Notes shall not be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.
          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (7) of the Subordination Waterfall after giving effect to this step (27):
•	Class A Usage of Class D Notes

•	Class B Usage of Class D Notes

•	Class C Usage of Class D Notes
          (28) Unreimbursed Current Charge-offs; Initial Allocation. The amount of the Unreimbursed Series Charge-Offs shall be allocated to each Tranche of Outstanding Notes in the Series pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche to the Nominal Liquidation Amount of all the Notes, each as of the close of business on the last day of the related Due Period. The Nominal Liquidation Amount of each such Tranche shall be reduced, and the Nominal Liquidation Amount Deficit of each such Tranche shall be increased, by the amount of such allocation. Any such allocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Notes below zero will be reallocated to the remaining Tranches of Outstanding Notes in the Series as set forth in this step (28), but in no event will the Nominal Liquidation Amount (after giving effect to this step (28)) of any Tranche of Notes be reduced below zero.
     The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (8) of the Subordination Waterfall after giving effect to this step (28):
•	Class A Usage of Class B Notes

•	Class A Usage of Class C Notes

•	Class A Usage of Class D Notes

•	Class B Usage of Class C Notes

•	Class B Usage of Class D Notes

•	Class C Usage of Class D Notes
          (29) Unreimbursed Current Charge-offs; Reallocation from Class A to Class D. The amount equal to the lesser of
(x)	the amount allocated to each Tranche of Class A Notes pursuant to step (28) (Unreimbursed Current Charge-offs; Initial Allocation) and

(y)	the Class A Available Subordinated Amount of Class D Notes for such Tranche of Class A Notes after step (8) of the Subordination Waterfall (Adjustments for Initial Allocation of Unreimbursed Current Charge-offs)
shall be reallocated to the Class D Notes. The Nominal Liquidation Amount of each Tranche of Class A Notes shall be increased, and the Nominal Liquidation Amount Deficit of such Tranche shall be decreased, by the amount of such reallocation. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced, and the Nominal Liquidation Amount Deficit of such Tranche shall be increased, by the aggregate amount of such reallocation for all Tranches of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal Liquidation Amount of all Class D Notes, each as of the close of business on the last day of the related Due Period. Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class D Notes below zero will be reallocated to the remaining Tranches of Class D Notes as set forth in this step (29), but in no event will the Nominal Liquidation Amount (after giving effect to this step (29)) of any Tranche of Class D Notes be reduced below zero.
     The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (9) of the Subordination Waterfall after giving effect to this step (29):

•	Class A Usage of Class D Notes

•	Class B Usage of Class D Notes

•	Class C Usage of Class D Notes
          (30) Unreimbursed Current Charge-offs; Reallocation from Class A to Class C. The amount equal to the lesser of
(x)	the amount allocated to each Tranche of Class A Notes pursuant to step (28) (Unreimbursed Current Charge-offs; Initial Allocation) and not reallocated to the Class D Notes pursuant to step (29) (Unreimbursed Current Charge-offs; Reallocation from Class A to Class D) and

(y)	the Class A Available Subordinated Amount of Class C Notes for such Tranche of Class A Notes after step (8) of the Subordination Waterfall (Adjustments for Initial Allocation of Unreimbursed Current Charge-offs)
shall be reallocated to the Class C Notes. The Nominal Liquidation Amount of each Tranche of Class A Notes shall be increased, and the Nominal Liquidation Amount Deficit of such Tranche shall be decreased, by the amount of such reallocation. The Nominal Liquidation Amount of each Tranche of Class C Notes shall be reduced, and the Nominal Liquidation Amount Deficit of such Tranche shall be increased, by the aggregate amount of such reallocation for all Tranches of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class C Notes to the Nominal Liquidation Amount of all Class C Notes, each as of the close of business on the last day of the related Due Period. Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class C Notes below zero will be reallocated to the remaining Tranches of Class C Notes as set forth in this step (30), but in no event will the Nominal Liquidation Amount (after giving effect to this step (30)) of any Tranche of Class C Notes be reduced below zero.
          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (10) of the Subordination Waterfall after giving effect to this step (30):
•	Class A Usage of Class C Notes

•	Class B Usage of Class C Notes
          (31) Unreimbursed Current Charge-offs; Reallocation from Class A to Class B. The amount equal to the lesser of
(x)	the amount allocated to each Tranche of Class A Notes pursuant to step (28) (Unreimbursed Current Charge-offs; Initial Allocation), not reallocated to the Class D Notes pursuant to step (29) (Unreimbursed Current Charge-offs; Reallocation from Class A to

Class D) or the Class C Notes pursuant to step (30) (Unreimbursed Current Charge-offs; Reallocation from Class A to Class C) and

(y)	the Class A Available Subordinated Amount of Class B Notes for such Tranche of Class A Notes after step (8) of the Subordination Waterfall (Adjustments for Initial Allocation of Unreimbursed Current Charge-offs)
shall be reallocated to the Class B Notes. The Nominal Liquidation Amount of each Tranche of Class A Notes shall be increased, and the Nominal Liquidation Amount Deficit of such Tranche shall be decreased, by the amount of such reallocation. The Nominal Liquidation Amount of each Tranche of Class B Notes shall be reduced, and the Nominal Liquidation Amount Deficit of such Tranche shall be increased, by the aggregate amount of such reallocation for all Tranches of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class B Notes to the Nominal Liquidation Amount of all Class B Notes, each as of the close of business on the last day of the related Due Period. Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class B Notes below zero will be reallocated to the remaining Tranches of Class B Notes as set forth in this step (31), but in no event will the Nominal Liquidation Amount (after giving effect to this step (31)) of any Tranche of Class B Notes be reduced below zero.
          The following Usage amount (and any related Available Subordinated Amount) shall be adjusted in accordance with step (11) of the Subordination Waterfall after giving effect to this step (31):
•	Class A Usage of Class B Notes
          (32) Unreimbursed Current Charge-offs; Reallocation from Class B to Class D. The amount equal to the lesser of
(x)	the sum of
(i)	the amount allocated to each Tranche of Class B Notes pursuant to step (28) (Unreimbursed Current Charge-offs; Initial Allocation) and

(ii)	the amount reallocated to each Tranche of Class B Notes pursuant to step (31) (Unreimbursed Current Charge-offs; Reallocation from Class A to Class B), and
(y)	the Class B Available Subordinated Amount of Class D Notes for such Tranche of Class B Notes after step (9) of the Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class A to Class D)
shall be reallocated to the Class D Notes. The Nominal Liquidation Amount of each Tranche of Class B Notes shall be increased, and the Nominal Liquidation Amount Deficit of such Tranche shall be decreased, by the amount of such reallocation. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced, and the Nominal Liquidation Amount Deficit of such Tranche shall be increased, by the aggregate amount of such reallocation for all Tranches of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal Liquidation Amount of all Class D Notes, each as of the close of business on the last day of the related Due Period. Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class D Notes below zero will be reallocated to the remaining Tranches of Class D Notes as set forth in this step (32), but in no event will the Nominal Liquidation Amount (after giving effect to this step (32)) of any Tranche of Class D Notes be reduced below zero.
The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (12) of the Subordination Waterfall after giving effect to this step (32):
•	Class A Usage of Class B Notes

•	Class A Usage of Class D Notes

•	Class B Usage of Class D Notes

•	Class C Usage of Class D Notes
          (33) Unreimbursed Current Charge-offs; Reallocation from Class B to Class C. The amount equal to the lesser of
(x)	(i)	the amount allocated to each Tranche of Class B Notes pursuant to step (28) (Unreimbursed Current Charge-offs; Initial Allocation), plus

	(ii)	the amount reallocated to each Tranche of Class B Notes pursuant to step (31) (Unreimbursed Current Charge-offs; Reallocation from Class A to Class B), minus

	(iii)	the amount reallocated from each Tranche of Class B Notes pursuant to step (32) (Unreimbursed Current Charge-offs; Reallocation from Class B to Class D), and
(y)	the Class B Available Subordinated Amount of Class C Notes for such Tranche of Class B Notes after step (10) of the Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class A to Class C)
shall be reallocated to the Class C Notes. The Nominal Liquidation Amount of each Tranche of Class B Notes shall be increased, and the Nominal Liquidation Amount Deficit of such Tranche shall be decreased, by the amount of such reallocation. The Nominal Liquidation Amount of each Tranche of Class C Notes shall be reduced, and the Nominal Liquidation Amount Deficit of such Tranche shall be increased, by the aggregate amount of such reallocation for all Tranches of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class C Notes to the Nominal Liquidation Amount of all Class C Notes, each as of the close of business on the last day of the related Due Period. Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class C Notes below zero will be reallocated to the remaining Tranches of Class C Notes as set forth in this step (33), but in no event will the Nominal Liquidation Amount (after giving effect to this step (33)) of any Tranche of Class C Notes be reduced below zero.
          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (13) (Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class B to Class C) of the Subordination Waterfall after giving effect to this step (33):
•	Class A Usage of Class B Notes

•	Class A Usage of Class C Notes

•	Class B Usage of Class C Notes
          (34) Unreimbursed Current Charge-offs; Reallocation from Class C to Class D. The amount equal to the lesser of
(x)	the sum of
(i)	the amount allocated to each Tranche of Class C Notes pursuant to step (28) (Unreimbursed Current Charge-offs; Initial Allocation),

(ii)	the amount reallocated to each Tranche of the Class C Notes pursuant to step (30) (Unreimbursed Current Charge-offs; Reallocation from Class A to Class C) and

(iii)	the amount reallocated to each Tranche of the Class C Notes pursuant to step (33) (Unreimbursed Current Charge-offs; Reallocation from Class B to Class C), and
(y)	the Class C Available Subordinated Amount of Class D Notes for such Tranche of Class C Notes as of the close of business on the last day of the preceding calendar month after step (12) of the Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class B to Class D)
shall be reallocated to the Class D Notes. The Nominal Liquidation Amount of each Tranche of Class C Notes shall be increased, and the Nominal Liquidation Amount Deficit of such Tranche shall be decreased, by the amount of such reallocation. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced, and the Nominal Liquidation Amount Deficit of such Tranche shall be increased, by the aggregate amount of such reallocation for all Tranches of Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal Liquidation Amount of all Class D Notes in the Series, each as of the close of business on the last day of the related Due Period. Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class D Notes below zero will be reallocated to the remaining Tranches of Class D Notes as set forth in this step (34), but in no event will the Nominal Liquidation Amount (after giving effect to this step (34)) of any Tranche of Class D Notes be reduced below zero.
          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (14) of the Subordination Waterfall after giving effect to this step (34):
•	Class A Usage of Class C Notes

•	Class A Usage of Class D Notes

•	Class B Usage of Class C Notes

•	Class B Usage of Class D Notes

•	Class C Usage of Class D Notes
          (35) Class A Interest Allocation Shortfall from Class D Principal. For each Tranche of Class A Notes, an amount of Series Principal Amounts equal to the least of
(x)	the Class A Tranche Interest Allocation Shortfall for such Tranche remaining after step (11) (Class A Interest Allocation Shortfall from Reallocated Finance Charge Amounts),

(y)	a pro rata share of the Class D Principal Allocation, based on the ratio of the Class A Tranche Interest Allocation Shortfall for such Tranche to the Class A Interest Allocation Shortfall and

(z)	the Class A Available Subordinated Amount of Class D Notes for such Tranche after step (14) of the Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class C to Class D)
shall be deposited into the Interest Funding Subaccount for such Tranche. The Class A Tranche Interest Allocation Shortfall shall be reduced by the amount of such deposit. The Class A Interest Allocation Shortfall, the Class D Principal Allocation and the Series Principal Amounts, respectively, shall be reduced by the aggregate amount of such deposits for all Tranches of Class A Notes. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced, and the Nominal Liquidation Amount Deficit for such Tranche of Class D Notes shall be increased, by the aggregate amount of such deposits for all Tranches of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal Liquidation Amount of all Class D Notes each as of the close of business on the last day of the related Due Period.

          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (15) of the Subordination Waterfall after giving effect to this step (35):
•	Class A Usage of Class D Notes

•	Class B Usage of Class D Notes

•	Class C Usage of Class D Notes
          (36) Class A Interest Allocation Shortfall from Class C Principal. For each Tranche of Class A Notes, an amount equal to the least of
(x)	the Class A Tranche Interest Allocation Shortfall remaining after step (35) (Class A Interest Allocation Shortfall from Class D Principal),

(y)	a pro rata share of the Class C Principal Allocation, based on the ratio of the Class A Tranche Interest Allocation Shortfall for such Tranche to the Class A Interest Allocation Shortfall, in each case remaining after step (35) and

(z)	the Class A Available Subordinated Amount of Class C Notes for such Tranche after step (14) of the Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class C to Class D)
shall be deposited into the Interest Funding Subaccount for such Tranche. The Class A Tranche Interest Allocation Shortfall shall be reduced by the amount of such deposit. The Class A Interest Allocation Shortfall, the Class C Principal Allocation and the Series Principal Amounts, respectively, shall be reduced by the aggregate amount of such deposits for all Tranches of Class A Notes. The Nominal Liquidation Amount of each Tranche of Class C Notes shall be reduced, and the Nominal Liquidation Amount Deficit for such Tranche of Class C Notes shall be increased, by the aggregate amount of such deposits for all Tranches of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class C Notes to the Nominal Liquidation Amount of all Class C Notes, each after giving effect to step (34) (Unreimbursed Current Charge-offs; Reallocation from Class C to Class D).
          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (16) of the Subordination Waterfall after giving effect to this step (36):
•	Class A Usage of Class C Notes

•	Class B Usage of Class C Notes
          (37) Class A Interest Allocation Shortfall from Class B Principal. For each Tranche of Class A Notes, an amount equal to the least of

(x)	the Class A Tranche Interest Allocation Shortfall remaining after step (36) (Class A Interest Allocation Shortfall from Class C Principal),

(y)	a pro rata share of the Class B Principal Allocation, based on the ratio of the Class A Tranche Interest Allocation Shortfall for such Tranche to the Class A Interest Allocation Shortfall, in each case remaining after step (36) and

(z)	the Class A Available Subordinated Amount of Class B Notes for such Tranche after step (13) of the Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class B to Class C)
shall be deposited into the Interest Funding Subaccount for such Tranche. The Class A Tranche Interest Allocation Shortfall shall be reduced by the amount of such deposit. The Class A Interest Allocation Shortfall, the Class B Principal Allocation and the Series Principal Amounts, respectively, shall be reduced by the aggregate amount of such deposits for all Tranches of Class A Notes. The Nominal Liquidation Amount of each Tranche of Class B Notes shall be reduced, and the Nominal Liquidation Amount Deficit for such Tranche of Class B Notes shall be increased, by the aggregate amount of such deposits for all Tranches of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class B Notes to the Nominal Liquidation Amount of all Class B Notes, each after giving effect to step (33) (Unreimbursed Current Charge-offs; Reallocation from Class B to Class C).
          The following Usage amount (and any related Available Subordinated Amount) shall be adjusted in accordance with step (17) of the Subordination Waterfall after giving effect to this step (37):
•	Class A Usage of Class B Notes
          (38) Class B Interest Allocation Shortfall from Class D Principal. For each Tranche of Class B Notes, an amount equal to the least of
(x)	the Class B Tranche Interest Allocation Shortfall remaining after step (12) (Class B Interest Allocation Shortfall from Reallocated Finance Charge Amounts),

(y)	a pro rata share of the Class D Principal Allocation remaining after step (35) (Class A Interest Allocation Shortfall from Class D Principal) based on the ratio of the Class B Tranche Interest Allocation Shortfall for such Tranche to the Class B Interest Allocation Shortfall, in each case remaining after step (12) and

(z)	the Class B Available Subordinated Amount of Class D Notes for such Tranche after step (15) of the Subordination Waterfall (Adjustments for Application of Class D Principal to Class A Interest Allocation Shortfall)

shall be deposited into the Interest Funding Subaccount for such Tranche. The Class B Tranche Interest Allocation Shortfall shall be reduced by the amount of such deposit. The Class B Interest Allocation Shortfall, the Class D Principal Allocation and the Series Principal Amounts, respectively, shall be reduced by the aggregate amount of such deposits for all Tranches of Class B Notes. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced, and the Nominal Liquidation Amount Deficit for such Tranche of Class D Notes shall be increased, by the aggregate amount of such deposits for all Tranches of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal Liquidation Amount of all Class D Notes, each after giving effect to step (35) (Class A Interest Allocation Shortfall from Class D Principal).
          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (18) of the Subordination Waterfall after giving effect to this step (38):
•	Class A Usage of Class D Notes

•	Class B Usage of Class D Notes

•	Class C Usage of Class D Notes
          (39) Class B Interest Allocation Shortfall from Class C Principal. For each Tranche of Class B Notes, an amount equal to the least of
(x)	the Class B Tranche Interest Allocation Shortfall remaining after step (38) (Class B Interest Allocation Shortfall from Class D Principal),

(y)	a pro rata share of the Class C Principal Allocation remaining after step (36) (Class A Interest Allocation Shortfall from Class C Principal) based on the ratio of the Class B Tranche Interest Allocation Shortfall for such Tranche to the Class B Interest Allocation Shortfall, in each case remaining after step (38) and

(z)	the Class B Available Subordinated Amount of Class C Notes for such Tranche after step (16) of the Subordination Waterfall (Adjustments for Application of Class C Principal to Class A Interest Allocation Shortfall)
shall be deposited into the Interest Funding Subaccount for such Tranche. The Class B Tranche Interest Allocation Shortfall shall be reduced by the amount of such deposit. The Class B Interest Allocation Shortfall, the Class C Principal Allocation and the Series Principal Amounts, respectively, shall be reduced by the aggregate amount of such deposits for all Tranches of Class B Notes. The Nominal Liquidation Amount of each Tranche of Class C Notes shall be reduced, and the Nominal Liquidation Amount Deficit for such Tranche of Class C Notes shall be increased, by the aggregate amount of such deposits for all Tranches of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class C Notes to the

Nominal Liquidation Amount of all Class C Notes, each after giving effect to step (36) (Class A Interest Allocation Shortfall from Class C Principal).
          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (19) of the Subordination Waterfall after giving effect to this step (39):
•	Class A Usage of Class C Notes

•	Class B Usage of Class C Notes
          (40) Class C Interest Allocation Shortfall from Class D Principal. For each Tranche of Class C Notes, an amount equal to the least of
(x)	the Class C Tranche Interest Allocation Shortfall remaining after step (13) (Class C Interest Allocation Shortfall from Reallocated Finance Charge Amounts),

(y)	a pro rata share of the Class D Principal Allocation remaining after step (38) (Class B Interest Allocation Shortfall from Class D Principal) based on the ratio of the Class C Tranche Interest Allocation Shortfall for such Tranche to the Class C Interest Allocation Shortfall and

(z)	the Class C Available Subordinated Amount of Class D Notes for such Tranche after step (18) of the Subordination Waterfall (Adjustments for Application of Class D Principal to Class B Interest Allocation Shortfall)
shall be deposited into the Interest Funding Subaccount for such Tranche. The Class C Tranche Interest Allocation Shortfall shall be reduced by the amount of such deposit. The Class C Interest Allocation Shortfall, the Class D Principal Allocation and the Series Principal Amounts, respectively, shall be reduced by the aggregate amount of such deposits for all Tranches of Class C Notes. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced, and the Nominal Liquidation Amount Deficit for such Tranche of Class D Notes shall be increased, by the aggregate amount of such deposits for all Tranches of Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal Liquidation Amount of all Class D Notes, each after giving effect to step (38) (Class B Interest Allocation Shortfall from Class D Principal).
          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (20) of the Subordination Waterfall after giving effect to this step (40):
•	Class A Usage of Class D Notes

•	Class B Usage of Class D Notes

•	Class C Usage of Class D Notes
          (41) Series Servicing Fee Shortfall from Class D Principal. An amount equal to the least of
(x)	the Series Servicing Fee Shortfall remaining after step (14) (Series Servicing Fee Shortfall from Reallocated Finance Charge Amounts),

(y)	the Class D Principal Allocation remaining after step (40) (Class C Interest Allocation Shortfall from Class D Principal) and

(z)	the aggregate amount of the Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes after step (20) of the Subordination Waterfall (Adjustments for Application of Class D Principal to Class C Interest Allocation Shortfall)
shall be paid to each Master Trust Trustee for deposit in the Collections Account for the Master Trust in the proportions determined in accordance with the Indenture. The Series Servicing Fee Shortfall, the Class D Principal Allocation and the Series Principal Amounts, respectively, shall be reduced by the amount of such payment. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced, and the Nominal Liquidation Amount Deficit of each Tranche of Class D Notes shall be increased, by the amount of such payment pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche to the Nominal Liquidation Amount of all Class D Notes, each after giving effect to step (40) (Class C Interest Allocation Shortfall from Class D Principal).
          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (21) of the Subordination Waterfall after giving effect to this step (41):
•	Class A Usage of Class D Notes

•	Class B Usage of Class D Notes

•	Class C Usage of Class D Notes
          (42) Series Servicing Fee Shortfall from Class C Principal. An amount equal to the least of
(x)	the Series Servicing Fee Shortfall remaining after step (41) (Series Servicing Fee Shortfall from Class D Principal),

(y)	the Class C Principal Allocation remaining after step (39) (Class B Interest Allocation Shortfall from Class C Principal) and

(z)	the sum of:

(i)	the aggregate amount of Class A Available Subordinated Amount of Class C Notes for all Class A Notes with a Required Subordinated Amount of Class B Notes equal to zero and

(ii)	the aggregate amount of the Class B Available Subordinated Amount of Class C Notes for all Tranches of Class B Notes,
in each case, after step (19) of the Subordination Waterfall (Adjustments for Application of Class C Principal to Class B Interest Allocation Shortfall),
shall be paid to each Master Trust Trustee for deposit in the Collections Account for the Master Trust in the proportions determined in accordance with the Indenture. The Series Servicing Fee Shortfall, the Class C Principal Allocation and the Series Principal Amounts, respectively, shall be reduced by the amount of such payment. The Nominal Liquidation Amount of each Tranche of Class C Notes shall be reduced, and the Nominal Liquidation Amount Deficit of each Tranche of Class C Notes shall be increased, by the amount of such payment pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche to the Nominal Liquidation Amount of all Class C Notes, each after giving effect to step (39) (Class B Interest Allocation Shortfall from Class C Principal).
          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (22) of the Subordination Waterfall after giving effect to this step (42):
•	Class A Usage of Class C Notes

•	Class B Usage of Class C Notes
          (43) Series Servicing Fee Shortfall from Class B Principal. An amount equal to the least of
(x)	the Series Servicing Fee Shortfall remaining after step (42) (Series Servicing Fee Shortfall from Class C Principal),

(y)	the Class B Principal Allocation remaining after step (37) (Class A Interest Allocation Shortfall from Class B Principal) and

(z)	the aggregate amount of Class A Available Subordinated Amount of Class B Notes for all Tranches of Class A Notes after step (17) of the Subordination Waterfall (Adjustments for Application of Class B Principal to Class A Interest Allocation Shortfall)
shall be paid to each Master Trust Trustee for deposit in the Collections Account for the Master Trust in the proportions determined in accordance with the Indenture. The Series Servicing Fee Shortfall, the Class B Principal Allocation and the Series Principal Amounts, respectively, shall be reduced by the amount of such payment. The Nominal Liquidation Amount of each Tranche of Class B Notes shall be reduced, and the Nominal Liquidation Amount Deficit of each Tranche of Class B Notes shall be increased, by the amount of such payment pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche to the Nominal Liquidation Amount of all Class B Notes, each after giving effect to step (37) (Class A Interest Allocation Shortfall from Class B Principal).
          The following Usage amount (and any related Available Subordinated Amount) shall be adjusted in accordance with step (23) of the Subordination Waterfall after giving effect to this step (43):
•	Class A Usage of Class B Notes
          (44) Class C Interest Allocation Shortfall from Class C Reserve Subaccount. An amount equal to the lesser of
(x)	the Class C Tranche Interest Allocation Shortfall for each Tranche of Class C Notes remaining after step (40) (Class C Interest Allocation Shortfall from Class D Principal) and

(y)	the amount on deposit in the Class C Reserve Subaccount for such Tranche shall be deposited into the Interest Funding Subaccount for such Tranche. Such Class C Tranche Interest Allocation Shortfall shall be reduced by the amount of such deposit, and the Class C Interest Allocation Shortfall for all Tranches of Class C Notes shall be reduced by the sum of all such deposits.
          (45) Class D Interest Allocation Shortfall from Class D Reserve Subaccount. An amount equal to the lesser of
(x)	the Class D Tranche Interest Allocation Shortfall for each Tranche of Class D Notes remaining after step (15) (Class D Interest Allocation Shortfall from Reallocated Finance Charge Amounts) and

(y)	the amount on deposit in the Class D Reserve Subaccount for such Tranche shall be deposited into the Interest Funding Subaccount for such Tranche. Such Class D Tranche Interest Allocation Shortfall shall be reduced by the amount of such deposit, and the Class D Interest Allocation Shortfall for all Tranches of Class D Notes shall be reduced by the sum of all such deposits.
          (46) Reallocation of Class B Nominal Liquidation Amount Deficits to Class D. For each Tranche of Class B Notes, an amount equal to the lesser of

(x)	the Nominal Liquidation Amount Deficit for such Tranche after giving effect to step (43) (Series Servicing Fee Shortfall from Class B Principal) and

(y)	the Class B Available Subordinated Amount of Class D Notes for such Tranche after step (21) of the Subordination Waterfall (Adjustments for Application of Class D Principal to Series Servicing Fee Shortfall)
shall be reallocated to the Class D Notes. The Nominal Liquidation Amount of each Tranche of Class B Notes shall be increased, and the Nominal Liquidation Amount Deficit of each Tranche of Class B Notes shall be decreased, by each amount of such reallocation. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced, and the Nominal Liquidation Amount Deficit of each Tranche of Class D Notes shall be increased, by the amount of such reallocation pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal Liquidation Amount of all Class D Notes in this Series, each after giving effect to step (41) (Series Servicing Fee Shortfall from Class D Principal). Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class D Notes below zero will be reallocated to the remaining Tranches of Class D Notes as set forth in this step (46), but in no event will the Nominal Liquidation Amount (after giving effect to this step (46)) of any Tranche of Class D Notes be reduced below zero.
          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (24) of the Subordination Waterfall after giving effect to this step (46):
•	Class A Usage of Class B Notes

•	Class A Usage of Class D Notes

•	Class B Usage of Class D Notes

•	Class C Usage of Class D Notes
          (47) Reallocation of Class B Nominal Liquidation Amount Deficits to Class C. For each Tranche of Class B Notes, an amount equal to the lesser of
(x)	the Nominal Liquidation Amount Deficit for such Tranche after giving effect to step (46) (Reallocation of Class B Nominal Liquidation Amount Deficits to Class D) and

(y)	the Class B Available Subordinated Amount of Class C Notes for such Tranche after step (22) of the Subordination Waterfall (Adjustments for Application of Class C Principal to Series Servicing Fee Shortfall)

shall be reallocated to the Class C Notes. The Nominal Liquidation Amount of each Tranche of Class B Notes shall be increased, and the Nominal Liquidation Amount Deficit of each Tranche of Class B Notes shall be decreased, by each amount of such reallocation. The Nominal Liquidation Amount of each Tranche of Class C Notes shall be reduced, and the Nominal Liquidation Amount Deficit of each Tranche of Class C shall be increased, by the amount of such reallocation pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class C Notes to the Nominal Liquidation Amount of all Class C Notes in the Series, each after giving effect to step (42) (Series Servicing Fee Shortfall from Class C Principal). Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class C Notes below zero will be reallocated to the remaining Tranches of Class C Notes as set forth in this step (47), but in no event will the Nominal Liquidation Amount (after giving effect to this step (47)) of any Tranche of Class C Notes be reduced below zero.
          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (25) of the Subordination Waterfall after giving effect to this step (47):
•	Class A Usage of Class B Notes

•	Class A Usage of Class C Notes

•	Class B Usage of Class C Notes
          (48) Reallocation of Class C Nominal Liquidation Amount Deficits to Class D. For each Tranche of Class C Notes, an amount equal to the lesser of
(x)	the Nominal Liquidation Amount Deficit for such Tranche after giving effect to step (42) (Series Servicing Fee Shortfall from Class C Principal) and

(y)	the Class C Available Subordinated Amount of Class D Notes for such Tranche after step (24) of the Subordination Waterfall (Adjustments for Reallocation of Class B Nominal Liquidation Amount Deficits to Class D)
shall be reallocated to the Class D Notes. The Nominal Liquidation Amount of each Tranche of Class C Notes shall be increased, and the Nominal Liquidation Amount Deficit of each Tranche of Class C Notes shall be decreased, by each amount of such reallocation. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced, and the Nominal Liquidation Amount Deficit of each Tranche of Class D shall be increased, by the amount of such reallocation pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal Liquidation Amount of all Class D Notes in the Series, each after giving effect to step (46) (Reallocation of Class B Nominal Liquidation Amount Deficits to Class D). Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class D Notes below zero will be reallocated to the remaining Tranches of Class D Notes as set forth in this step (48), but in no event will the Nominal Liquidation Amount (after giving effect to this step (48)) of any Tranche of Class D Notes be reduced below zero.
          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (26) of the Subordination Waterfall after giving effect to this step (48):
•	Class A Usage of Class C Notes

•	Class A Usage of Class D Notes

•	Class B Usage of Class C Notes

•	Class B Usage of Class D Notes

•	Class C Usage of Class D Notes
          (49) Withdrawal of Excess Deposits from Accumulation Reserve Subaccounts for use as Series Finance Charge Amounts. An amount equal to the excess, if any, of
(x)	the amount of deposits in each Accumulation Reserve Subaccount for each Tranche of Notes, over

(y)	the targeted amount of Accumulation Reserve Subaccount deposits set forth in the Terms Document for such Tranche shall be withdrawn from the Accumulation Reserve Subaccount for each related Tranche of Notes, deposited in the Series Collections Account, and treated as Series Finance Charge Amounts (to be added to the Series Finance Charge Amounts remaining after step (20) (Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts)).
          (50) Targeted Deposit to Accumulation Reserve Subaccounts from Series Finance Charge Amounts. An amount equal to the lesser of
(x)	the sum of the excess, if any, with respect to each Tranche of Notes, of
(i)	the targeted amount of Accumulation Reserve Subaccount deposits set forth in the Terms Document for the Tranche of Notes, over

(ii)	the amount of deposits in the Accumulation Reserve Subaccount for such Tranche and
(y)	the Series Finance Charge Amounts after step (49) (Withdrawal of Excess Deposits from Accumulation Reserve Subaccounts for use as Series Finance Charge Amounts)

shall be deposited into the Accumulation Reserve Account. The Series Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Accumulation Reserve Account pursuant to this step (50) shall be allocated to each Tranche of Notes pro rata based on the ratio of (A) the amount determined pursuant to clause (x) for each Tranche of Notes to (B) the sum of the amounts determined pursuant to clause (x) for all Tranches of Notes, and deposited into the applicable Accumulation Reserve Subaccount for such Tranche.
          (51) Withdrawal of Excess Deposits from Class C Reserve Subaccounts for use as Series Finance Charge Amounts. An amount equal to the excess, if any, of
(x)	the amount of deposits (including income earned on funds on deposit) in each Class C Reserve Subaccount for each Tranche of Class C Notes, over

(y)	the Targeted Cumulative Class C Reserve Deposit for such Tranche of Class C Notes shall be withdrawn from the Class C Reserve Subaccount for each related Tranche of Class C Notes, deposited in the Series Collections Account, and treated as Series Finance Charge Amounts (to be added to the Series Finance Charge Amounts remaining after step (50) (Targeted Deposit to Accumulation Reserve Subaccounts from Series Finance Charge Amounts)).
          (52) Withdrawal of Excess Deposits from Class D Reserve Subaccounts for use as Series Finance Charge Amounts. An amount equal to the excess, if any, of
(x)	the amount of deposits (including income earned on funds on deposit) in each Class D Reserve Subaccount for each Tranche of Class D Notes, over

(y)	the Targeted Cumulative Class D Reserve Deposit for such Tranche of Class D Notes shall be withdrawn from the Class D Reserve Subaccount for each related Tranche of Class D Notes, deposited in the Series Collections Account, and treated as Series Finance Charge Amounts (to be added to the Series Finance Charge Amounts after step (51) (Withdrawal of Excess Deposits from Class C Reserve Subaccounts for use as Series Finance Charge Amounts)).
          (53) Targeted Deposit to Class C Reserve Subaccounts from Series Finance Charge Amounts. An amount equal to the lesser of
(x)	the excess, if any, with respect to each Tranche of Class C Notes, of
(i)	the Targeted Cumulative Class C Reserve Deposit for such Tranche of Class C Notes, over

(ii)	the amount of deposits (including income earned on funds on deposit) in the Class C Reserve Subaccount for such Tranche of Class C Notes, and
(y)	the Series Finance Charge Amounts after step (52) (Withdrawal of Excess Deposits from Class D Reserve Subaccounts for use as Series Finance Charge Amounts)
shall be deposited into the Class C Reserve Account. The Series Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Class C Reserve Account pursuant to this step (53) shall be allocated to each Tranche of Class C Notes pro rata based on the ratio of (A) the amount determined pursuant to clause (x) for each Tranche of Class C Notes to (B) the sum of the amounts determined pursuant to clause (x) for all Tranches of Class C Notes, and deposited into the applicable Class C Reserve Subaccount for such Tranche of Class C Notes.
          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (27) of the Subordination Waterfall after giving effect to this step (53):
•	Class A Usage of Class C Notes

•	Class B Usage of Class C Notes
          (54) Targeted Deposit to Class D Reserve Subaccounts from Series Finance Charge Amounts. An amount equal to the lesser of
(x)	the excess, if any, with respect to each Tranche of Class D Notes, of
(i)	the Targeted Cumulative Class D Reserve Deposit for such Tranche of Class D Notes, over

(ii)	the amount of deposits (including income earned on funds on deposit) in the Class D Reserve Subaccount for such Tranche of Class D Notes, and
(y)	the Series Finance Charge Amounts after step (53) (Targeted Deposit to Class C Reserve Subaccounts from Series Finance Charge Amounts)
shall be deposited into the Class D Reserve Account. The Series Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Class D Reserve Account pursuant to this step (54) shall be allocated to each Tranche of Class D Notes pro rata based on the ratio of (A) the amount determined pursuant to clause (x) for each Tranche of Class D Notes to (B) the sum of the amounts determined pursuant to clause (x) for all Tranches of Class D Notes, and deposited into the applicable Class D Reserve Subaccount for such Tranche of Class D Notes.

          The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (28) of the Subordination Waterfall after giving effect to this step (54):
•	Class A Usage of Class D Notes

•	Class B Usage of Class D Notes

•	Class C Usage of Class D Notes
          (55) Other Deposits and Payments from Series Finance Charge Amounts. If required by the Terms Documents of any Class or Tranche of Notes, any other payment or deposit shall be made from Series Finance Charge Amounts remaining after step (54) (Targeted Deposit to Class D Reserve Subaccounts from Series Finance Charge Amounts) as required thereby.
          (56) Reallocation of Series Finance Charge Amounts to Master Trust Group One Finance Charge Collections Reallocation Account. A positive amount, if any, equal to the product of
(x)	the amount of Series Finance Charge Amounts remaining after step (55) (Other Deposits and Payments from Series Finance Charge Amounts), minus the sum of:
(i)	for so long as any Series that is not an Interchange Series is outstanding, the portion of the Series Interchange for the Series 2007-CC Collateral Certificate that is allocated to this Series in accordance with the Indenture,

(ii)	all amounts withdrawn from the Accumulation Reserve Subaccounts and treated as Series Finance Charge Amounts pursuant to step (49) (Withdrawal of Excess Deposits from Accumulation Reserve Subaccounts for use as Series Finance Charge Amounts)

(iii)	all amounts withdrawn from the Class C Reserve Subaccounts and treated as Series Finance Charge Amounts pursuant to step (51) (Withdrawal of Excess Deposits from Class C Reserve Subaccounts for use as Series Finance Charge Amounts) and

(iv)	all amounts withdrawn from the Class D Reserve Subaccounts and treated as Series Finance Charge Amounts pursuant to step (52) (Withdrawal of Excess Deposits from Class D Reserve Subaccounts for use as Series Finance Charge Amounts), and

(y)	a fraction, the numerator of which is the Series Investor Interest of the Series 2007-CC Collateral Certificate and the denominator of which is the Series Investor Interest of the Series 2007-CC Collateral Certificate and all Additional Collateral Certificates
shall be paid to the Master Trust Trustee under the Pooling and Servicing Agreement for deposit in the Group One Finance Charge Collections Reallocation Account; provided, however, that such amount shall only be so paid to the extent necessary for application to cover shortfalls for other series issued by the Master Trust in accordance with the series supplements to the Pooling and Servicing Agreement for such other series. The Series Finance Charge Amounts shall be reduced by the amount of such payment. If and when any Additional Collateral Certificates are added to the Trust, any provisions to allocate the amount set forth in clause (x) to such Additional Collateral Certificates shall be specified in the documents relating to such addition.
          (57) Reallocation of Series Finance Charge Amounts to the Master Trust Group One Interchange Reallocation Account. A positive amount, if any, equal to the product of
(x)	the amount of Series Finance Charge Amounts remaining after step (56) (Reallocation of Series Finance Charge Amounts to Master Trust Group One Finance Charge Collections Reallocation Account), minus the sum of:
(i)	all amounts withdrawn from the Accumulation Reserve Subaccounts and treated as Series Finance Charge Amounts pursuant to step (49) (Withdrawal of Excess Deposits from Accumulation Reserve Subaccounts for use as Series Finance Charge Amounts)

(ii)	all amounts withdrawn from the Class C Reserve Subaccounts and treated as Series Finance Charge Amounts pursuant to step (51) (Withdrawal of Excess Deposits from Class C Reserve Subaccounts for use as Series Finance Charge Amounts) and

(iii)	all amounts withdrawn from the Class D Reserve Subaccounts and treated as Series Finance Charge Amounts pursuant to step (52) (Withdrawal of Excess Deposits from Class D Reserve Subaccounts for use as Series Finance Charge Amounts), and
(y)	a fraction, the numerator of which is the Series Investor Interest of the Series 2007-CC Collateral Certificate and the denominator of which is the Series Investor Interest of the Series 2007-CC Collateral Certificate and all Additional Collateral Certificates,
shall be paid to the Master Trust Trustee under the Pooling and Servicing Agreement for deposit in the Group One Interchange Reallocation Account; provided, however, that such amount shall only be so paid to the extent necessary for application to cover shortfalls for other series issued by the Master Trust in accordance with the series supplements to the Pooling and Servicing Agreement for such other series. The Series Finance Charge Amounts shall be reduced by the amount of such payment. If and when any Additional Collateral Certificates are added to the Trust, any provisions to allocate the amount set forth in clause (x) to such Additional Collateral Certificates shall be specified in the documents relating to such addition.
          (58) Other Deposits and Payments from Series Finance Charge Amounts. If required by the Terms Documents of any Class or Tranche of Notes, any other payment or deposit shall be made from Series Finance Charge Amounts remaining after step (57) (Reallocation of Series Finance Charge Amounts to Master Trust Group One Interchange Reallocation Account) as required thereby.
          (59) Withdrawal of Prefunding Excess Amounts for use as Series Principal Amounts. The Prefunding Excess Amount for each Tranche of Notes shall be withdrawn from the Principal Funding Subaccount for such Tranche, deposited in the Series Collections Account and treated as Series Principal Amounts. The Nominal Liquidation Amount of such Tranche shall be increased by such amount of withdrawal.
          (60) Targeted Principal Deposits for Class A from Series Principal Amounts. The amount equal to the lesser of
(x)	the sum of the Targeted Principal Deposits for each Tranche of Class A Notes minus any amounts that were previously Targeted Prefunding Deposits that are applied to the Targeted Principal Deposit under Section 4.04(a) and

(y)	the Series Principal Amounts after step (59) (Withdrawal of Prefunding Excess Amounts for use as Series Principal Amounts)
shall be deposited into the Principal Funding Account. The Series Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (60) shall be allocated to each Tranche of Class A Notes, first, pro rata based on the ratio of (A) the Targeted Principal Deposit minus the sum of (i) the Targeted Prefunding Deposit for such Tranche and (ii) any amounts that were previously Targeted Prefunding Deposits that are applied to the Targeted Principal Deposit under Section 4.04(a) to (B) the sum of the Targeted Principal Deposits minus the sum of the Targeted Prefunding Deposits for all Tranches of Class A Notes, and after the amount set forth in clause (A) above has been paid in full for each Tranche of Class A Notes, second, pro rata based on the ratio of (A) the Targeted Prefunding Deposit for such Tranche to (B) the sum of the Targeted Prefunding Deposits for all Tranches of Class A Notes. The Nominal Liquidation Amount of each Tranche of Class A Notes shall be reduced by the amount of such allocation. The amount by which the Targeted Prefunding Deposit for each Tranche of Class A Notes exceeds the amount of the second allocation hereunder shall be the “Class A Tranche Prefunding Shortfall” for such Tranche. The amount by which the Targeted Principal Deposit for each Tranche of Class A Notes exceeds the total amount of such deposits and such application to the Targeted Principal Deposit under Section 4.04(a) shall be the “Class A Tranche Principal Shortfall” for such Tranche.

          (61) Targeted Principal Deposits for Class B from Series Principal Amounts. The amount equal to the least of
(x)	the sum of the Targeted Principal Deposits for each Tranche of Class B Notes minus any amounts that were previously Targeted Prefunding Deposits that are applied to the Targeted Principal Deposit under Section 4.04(a),

(y)	the Nominal Liquidation Amount of all Class B Notes after giving effect to step (59) (Withdrawal of Prefunding Excess Amounts for use as Series Principal Amounts), less the Class A Available Subordinated Amount of Class B Notes for all Class A Notes in this Series after step (25) of the Subordination Waterfall (Adjustments for Reallocation of Class B Nominal Liquidation Amount Deficits to Class C) and

(z)	the Series Principal Amounts remaining after step (60) (Targeted Principal Deposits for Class A from Series Principal Amounts)
shall be deposited into the Principal Funding Account. The Series Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (61) shall be allocated to each Tranche of Class B Notes, first, pro rata based on the ratio of (A) the Targeted Principal Deposit minus the sum of (i) the Targeted Prefunding Deposit for such Tranche and (ii) any amounts that were previously Targeted Prefunding Deposits that are applied to the Targeted Principal Deposit under Section 4.04(a) to (B) the sum of the Targeted Principal Deposits minus the sum of the Targeted Prefunding Deposits for all Tranches of Class B Notes, and after the amount set forth in clause (A) above has been paid in full for each Tranche of Class B Notes, second, pro rata based on the ratio of (A) the Targeted Prefunding Deposit for such Tranche to (B) the sum of the Targeted Prefunding Deposits for all Tranches of Class B Notes. The Nominal Liquidation Amount of each Tranche of Class B Notes shall be reduced by the amount of such allocation. The amount by which the Targeted Prefunding Deposit for each Tranche of Class B Notes exceeds the amount of the second allocation hereunder shall be the “Class B Tranche Prefunding Shortfall” for such Tranche. The amount by which the Targeted Principal Deposit for each Tranche of Class B Notes exceeds the total amount of such deposits and such application to the Targeted Principal Deposit under Section 4.04(a) shall be the “Class B Tranche Principal Shortfall” for such Tranche.
          (62) Targeted Principal Deposits for Class C from Series Principal Amounts. The amount equal to the least of
(x)	the sum of the Targeted Principal Deposits for each Tranche of Class C Notes minus any amounts that were previously Targeted Prefunding Deposits that are applied to the Targeted Principal Deposit under Section 4.04(a),

(y)	the Nominal Liquidation Amount of all Class C Notes after giving effect to step (59) (Withdrawal of Prefunding Excess Amounts for use as Series Principal Amounts), minus the sum of
(i)	the aggregate Class A Available Subordinated Amount of Class C Notes for all Class A Notes with a Required Subordinated Amount of Class B Notes equal to zero after step (26) of the Subordination Waterfall (Adjustments for Reallocation of Class C Nominal Liquidation Amount Deficits to Class D) and

(ii)	the aggregate Class B Available Subordinated Amount of Class C Notes for all Class B Notes after step (26) of the Subordination Waterfall, and
(z)	the Series Principal Amounts remaining after step (61) (Targeted Principal Deposits for Class B from Series Principal Amounts)
shall be deposited into the Principal Funding Account. The Series Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (62) shall be allocated to each Tranche of Class C Notes, first, pro rata based on the ratio of (A) the Targeted Principal Deposit minus the sum of (i) the Targeted Prefunding Deposit for such Tranche and (ii) any amounts that were previously Targeted Prefunding Deposits that are applied to the Targeted Principal Deposit under Section 4.04(a) to (B) the sum of the Targeted Principal Deposits minus the sum of the Targeted Prefunding Deposits for all Tranches of Class C Notes, and after the amount set forth in clause (A) above has been paid in full for each Tranche of Class C Notes, second, pro rata based on the ratio of (A) the Targeted Prefunding Deposit for such Tranche to (B) the sum of the Targeted Prefunding Deposits for all Tranches of Class C Notes. The Nominal Liquidation Amount of each Tranche of Class C Notes shall be reduced by the amount of such allocation. The amount by which the Targeted Prefunding Deposit for each Tranche of Class C Notes exceeds the amount of the second allocation hereunder shall be the “Class C Tranche Prefunding Shortfall” for such Tranche. The amount by which the Targeted Principal Deposit for each Tranche of Class C Notes exceeds the total amount of such deposits and such application to the Targeted Principal Deposit under Section 4.04(a) shall be the “Class C Tranche Principal Shortfall” for such Tranche.
          (63) Targeted Principal Deposits for Class D from Series Principal Amounts. The amount equal to the least of
(x)	the sum of the Targeted Principal Deposits for each Tranche of Class D Notes,

(y)	the Nominal Liquidation Amount of all Class D Notes, minus the Class C Available Subordinated Amount of Class D Notes for all Class C Notes in this Series and

(z)	the Series Principal Amounts remaining after step (62) (Targeted Principal Deposits for Class C from Series Principal Amounts)
shall be deposited into the Principal Funding Account. The Series Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (63) shall be allocated to each Tranche of Class D Notes pro rata based on the ratio of (A) the Targeted Principal Deposit for such Tranche to (B) the sum of the Targeted Principal Deposits for all Tranches of Class D Notes. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced by the amount of such allocation. The amount by which the Targeted Principal Deposit for each Tranche of Class D Notes exceeds the total amount of such deposits shall be the “Class D Tranche Principal Shortfall” for such Tranche.
          (64) Allocation from Group One Principal Collections Reallocation Account for Principal Shortfalls other than Prefunding Shortfalls. The Calculation Agent shall notify the Master Servicer for the Master Trust and the Master Trust Trustee under the Pooling and Servicing Agreement of the amount equal to the product of
(x)	the sum of
(i)	the Class A Tranche Principal Shortfall minus the Class A Tranche Prefunding Shortfall, in each case after step (60) (Targeted Principal Deposits for Class A from Series Principal Amounts),

(ii)	the Class B Tranche Principal Shortfall minus the Class B Tranche Prefunding Shortfall, in each case after step (61) (Targeted Principal Deposits for Class B from Series Principal Amounts),

(iii)	the Class C Tranche Principal Shortfall minus the Class C Tranche Prefunding Shortfall, in each case after step (62) (Targeted Principal Deposits for Class C from Series Principal Amounts) and

(iv)	the Class D Tranche Principal Shortfall after step (63) (Targeted Principal Deposits for Class D from Series Principal Amounts), in each case for each Tranche of Notes for which an Early Redemption Event or an Event of Default has not occurred, and

(y)	a fraction, the numerator of which is the Series Investor Interest of the Series 2007-CC Collateral Certificate and the denominator of which is the Series Investor Interest of the Series 2007-CC Collateral Certificate and all Additional Collateral Certificates,

which amount, together with any comparable amount determined pursuant to a provision comparable to this step (64) in the Indenture Supplement for any other Series established in relation to the Trust, shall constitute the “Class A Principal Distribution Amount Shortfall” for purposes of Section 9(b)(15) of the Series 2007-CC Supplement. The Class A Principal Distribution Amount Shortfall shall be reduced by the amount of funds on deposit in the Group One Principal Collections Reallocation Account allocable to the Series 2007-CC Collateral Certificate in accordance with Section 9(b)(15) of the Series 2007-CC Supplement, and the portion of such amount that is allocated to this Series pursuant to the Indenture shall be deposited into the Series Collections Account. The amounts deposited into the Series Collections Account under this step (64) are the “Reallocated Principal Amounts.” If and when any Additional Collateral Certificates are added to the Trust, any provisions to allocate the amount set forth in clause (x) of this step (64) to such Additional Collateral Certificates shall be specified in the documents relating to such addition.
          (65) Allocation from Group One Principal Collections Reallocation Account for Prefunding Shortfalls. The Calculation Agent shall notify the Master Servicer for the Master Trust and the Master Trust Trustee under the Pooling and Servicing Agreement of the amount equal to the product of
(x)	the sum of
(i)	the Class A Tranche Prefunding Shortfall after step (60) (Targeted Principal Deposits for Class A from Series Principal Amounts),

(ii)	the Class B Tranche Prefunding Shortfall after step (61) (Targeted Principal Deposits for Class B from Series Principal Amounts) and

(iii)	the Class C Tranche Prefunding Shortfall after step (62) (Targeted Principal Deposits for Class C from Series Principal Amounts), and
(y)	a fraction, the numerator of which is the Series Investor Interest of the Series 2007-CC Collateral Certificate and the denominator of which is the Series Investor Interest of the Series 2007-CC Collateral Certificate and all Additional Collateral Certificates
which amount, together with any comparable amount determined pursuant to a provision comparable to this step (65) in the Indenture Supplement for any other Series established in relation to the Trust, shall constitute the “Unscheduled Principal Distribution Amount Shortfall” for purposes of Section 9(b)(17) of the Series 2007-CC Supplement. The Unscheduled Principal Distribution Amount Shortfall shall be reduced by the amount of funds on deposit in the Group One Principal Collections Reallocation Account allocable to the Series 2007-CC Collateral Certificate in accordance with Section 9(b)(17) of the Series 2007-CC Supplement, and the portion of such amount that is allocated to this Series pursuant to the Indenture shall be deposited into the Series Collections Account. The amounts deposited into the Series Collections Account under this step (65) shall be added to the Reallocated Principal Amounts after step (64) (Allocation from Group One Principal Collections Reallocation Account for Principal Shortfalls other than Prefunding Shortfalls). If and when any Additional Collateral Certificates are added to the Trust, any provisions to allocate the amount set forth in clause (x) of this step (65) to such Additional Collateral Certificates shall be specified in the documents relating to such addition.
          (66) Class A Tranche Principal Shortfalls from Reallocated Principal Amounts. The amount equal to the lesser of
(x)	the sum of the Class A Tranche Principal Shortfall minus the Class A Tranche Prefunding Shortfall for each Tranche of Class A Notes for which an Early Redemption Event or an Event of Default has not occurred, in each case after step (60) (Targeted Principal Deposits for Class A from Series Principal Amounts) and

(y)	the Reallocated Principal Amounts after step (65) (Allocation from Group One Principal Collections Reallocation Account for Prefunding Shortfalls)
shall be deposited into the Principal Funding Account. The Reallocated Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (66) shall be allocated to each Tranche of Class A Notes for which an Early Redemption Event or an Event of Default has not occurred pro rata on the basis of the ratio of (A) the Class A Tranche Principal Shortfall minus the Class A Tranche Prefunding Shortfall for such Tranche to (B) the sum of the Class A Tranche Principal Shortfall minus the Class A Tranche Prefunding Shortfall for all Tranches of Class A Notes for which an Early Redemption Event or an Event of Default has not occurred. The Nominal Liquidation Amount and the Class A Tranche Principal Shortfall of each Tranche of Class A Notes shall be reduced by the amount of such allocation.
          (67) Class A Tranche Prefunding Shortfalls from Reallocated Principal Amounts. The amount equal to the lesser of
(x)	the sum of the Class A Tranche Prefunding Shortfalls for each Tranche of Class A Notes after step (60) (Targeted Principal Deposits for Class A from Series Principal Amounts) and

(y)	the Reallocated Principal Amounts remaining after step (66) (Class A Tranche Principal Shortfalls from Reallocated Principal Amounts)
shall be deposited into the Principal Funding Account. The Reallocated Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (67) shall be allocated to each Tranche of Class A Notes pro rata on the basis of the ratio of (A) the Class A Tranche Prefunding Shortfall for such Tranche to (B) the sum of the Class A Tranche Prefunding Shortfalls for all Tranches of Class A Notes. The Nominal Liquidation Amount, the Class A Tranche Principal Shortfall and the Class A Tranche

Prefunding Shortfall of each Tranche of Class A Notes shall be reduced by the amount of such allocation.
          (68) Class B Tranche Principal Shortfalls from Reallocated Principal Amounts. The amount equal to the lesser of
(x)	the sum of the Class B Tranche Principal Shortfall minus the Class B Tranche Prefunding Shortfall for each Tranche of Class B Notes for which an Early Redemption Event or an Event of Default has not occurred, in each case after step (61) (Targeted Principal Deposits for Class B from Series Principal Amounts) and

(y)	the Reallocated Principal Amounts remaining after step (67) (Class A Tranche Prefunding Shortfalls from Reallocated Principal Amounts)
shall be deposited into the Principal Funding Account. The Reallocated Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (68) shall be allocated to each Tranche of Class B Notes for which an Early Redemption Event or an Event of Default has not occurred pro rata on the basis of the ratio of (A) the Class B Tranche Principal Shortfall minus the Class B Tranche Prefunding Shortfall for such Tranche to (B) the sum of the Class B Tranche Principal Shortfall minus the Class B Tranche Prefunding Shortfall for all Tranches of Class B Notes for which an Early Redemption Event or an Event of Default has not occurred. The Nominal Liquidation Amount and the Class B Tranche Principal Shortfall of each Tranche of Class B Notes shall be reduced by the amount of such allocation.
          (69) Class B Tranche Prefunding Shortfalls from Reallocated Principal Amounts. The amount equal to the lesser of
(x)	the sum of the Class B Tranche Prefunding Shortfalls for each Tranche of Class B Notes after step (61) (Targeted Principal Deposits for Class B from Series Principal Amounts) and

(y)	the Reallocated Principal Amounts remaining after step (68) (Class B Tranche Principal Shortfalls from Reallocated Principal Amounts)
shall be deposited into the Principal Funding Account. The Reallocated Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (69) shall be allocated to each Tranche of Class B Notes pro rata on the basis of the ratio of (A) the Class B Tranche Prefunding Shortfall for such Tranche to (B) the sum of Class B Tranche Prefunding Shortfalls for all Tranches of Class B Notes. The Nominal Liquidation Amount, the Class B Tranche Principal Shortfall and the Class B Tranche Prefunding Shortfall of each Tranche of Class B Notes, respectively, shall be reduced by the amount of such allocation.

          (70) Class C Tranche Principal Shortfalls from Reallocated Principal Amounts. The amount equal to the lesser of
(x)	the sum of the Class C Tranche Principal Shortfall minus the Class C Tranche Prefunding Shortfall for each Tranche of Class C Notes for which an Early Redemption Event or an Event of Default has not occurred, in each case after step (62) (Targeted Principal Deposits for Class C from Series Principal Amounts) and

(y)	the Reallocated Principal Amounts remaining after step (69) (Class B Tranche Prefunding Shortfalls from Reallocated Principal Amounts)
shall be deposited into the Principal Funding Account. The Reallocated Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (70) shall be allocated to each Tranche of Class C Notes for which an Early Redemption Event or an Event of Default has not occurred pro rata on the basis of the ratio of (A) the Class C Tranche Principal Shortfall minus the Class C Tranche Prefunding Shortfall for such Tranche to (B) the sum of the Class C Tranche Principal Shortfall minus the Class C Tranche Prefunding Shortfall for all Tranches of Class C Notes for which an Early Redemption Event or an Event of Default has not occurred. The Nominal Liquidation Amount and the Class C Tranche Principal Shortfall of each Tranche of Class C Notes shall be reduced by the amount of such allocation.
          (71) Class C Tranche Prefunding Shortfalls from Reallocated Principal Amounts. The amount equal to the lesser of
(x)	the sum of the Class C Tranche Prefunding Shortfalls for each Tranche of Class C Notes after step (62) (Targeted Principal Deposits for Class C from Series Principal Amounts) and

(y)	the Reallocated Principal Amounts remaining after step (70) (Class C Tranche Principal Shortfalls from Reallocated Principal Amounts)
shall be deposited into the Principal Funding Account. The Reallocated Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (71) shall be allocated to each Tranche of Class C Notes pro rata on the basis of the ratio of (A) the Class C Tranche Prefunding Shortfall for such Tranche to (B) the sum of the Class C Tranche Prefunding Shortfalls for all Tranches of Class C Notes. The Nominal Liquidation Amount, the Class C Tranche Principal Shortfall and the Class C Tranche Prefunding Shortfall of each Tranche of Class C Notes shall be reduced by the amount of such allocation.
          (72) Class D Tranche Principal Shortfalls from Reallocated Principal Amounts. The amount equal to the lesser of

(x)	the sum of the Class D Tranche Principal Shortfall for each Tranche of Class D Notes for which an Early Redemption Event or an Event of Default has not occurred after step (63) (Targeted Principal Deposits for Class D from Series Principal Amounts) and

(y)	the Reallocated Principal Amounts remaining after step (71) (Class C Tranche Prefunding Shortfalls from Reallocated Principal Amounts)
shall be deposited into the Principal Funding Account. The Reallocated Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (72) shall be allocated to each Tranche of Class D Notes for which an Early Redemption Event or an Event of Default has not occurred pro rata on the basis of the ratio of (A) the Class D Tranche Principal Shortfall for such Tranche to (B) the sum of the Class D Tranche Principal Shortfall for all Tranches of Class D Notes for which an Early Redemption Event or an Event of Default has not occurred. The Nominal Liquidation Amount and the Class D Tranche Principal Shortfall of each Tranche of Class D Notes shall be reduced by the amount of such allocation.
          (73) Reimbursement of Class C Nominal Liquidation Amount Deficits from Class C Reserve Subaccounts. An amount equal to the lesser of
(x)	the Nominal Liquidation Amount Deficit for each Tranche of Class C Notes after step (48) (Reallocation of Class C Nominal Liquidation Amount Deficits to Class D) and

(y)	the amount on deposit (including income earned on funds on deposit) in the Class C Reserve Subaccount for such Tranche of Class C Notes shall be withdrawn from the Class C Reserve Subaccount for such Tranche of Class C Notes, deposited in the Series Collections Account and treated as Series Principal Amounts. The Nominal Liquidation Amount for such Tranche of Class C Notes shall be increased by the amount of such deposit. The Cumulative Class C Reserve Reimbursement Amount after step (27) of the Subordination Waterfall (Adjustments for Targeted Deposit to Class C Reserve Subaccounts from Series Finance Charge Amounts) shall be increased by the aggregate amount of such deposits.
          (74) Reimbursement of Class D Nominal Liquidation Amount Deficits from Class D Reserve Subaccounts. An amount equal to the lesser of
(x)	the Nominal Liquidation Amount Deficit for each Tranche of Class D Notes after step (48) (Reallocation of Class C Nominal Liquidation Amount Deficits to Class D) and

(y)	the amount on deposit (including income earned on funds on deposit) in the Class D Reserve Subaccount for such Tranche of Class D Notes shall be withdrawn from the Class D Reserve Subaccount for such Tranche of Class D Notes, deposited in the Series Collections Account and treated as Series Principal Amounts. The Nominal Liquidation Amount for such Tranche of Class D Notes shall be increased by the amount of such deposit. The Cumulative Class D Reserve Reimbursement Amount after step (28) of the Subordination Waterfall (Adjustments for Targeted Deposit to Class D Reserve Subaccounts from Series Finance Charge Amounts) shall be increased by the aggregate amount of such deposits.
          (75) Principal Payments from Receivables Sale Proceeds. If the Indenture Trustee has commenced a Receivables Sale for any Tranches of Notes, an amount equal to the lesser of
(x)	the Adjusted Outstanding Dollar Principal Amount of such Tranche and

(y)	the Receivables Sale Proceeds received with respect to such Tranche shall be deposited to the Principal Funding Subaccount for such Tranche.
          (76) Interest Payments from Receivables Sale Proceeds. If the Indenture Trustee has commenced a Receivables Sale for any Tranche of Notes, an amount equal to the Receivables Sale Proceeds received with respect to such Tranche remaining after step (75) (Principal Payments from Receivables Sale Proceeds) shall be deposited to the Interest Funding Subaccount for such Tranche.
          (77) Allocation of Unused Sales Proceeds to Seller. If the Indenture Trustee has commenced a Receivables Sale for any Tranche of Notes, after final payment to such Tranche pursuant to Section 505 of the Indenture, the Receivables Sale Proceeds received with respect to such Tranche remaining after step (76) (Interest Payments from Receivables Sale Proceeds) shall be paid to the Seller with respect to the applicable Collateral Certificate.
          (78) Allocation of Series Finance Charge Amounts. The Series Finance Charge Amounts remaining after step (58) (Other Deposits and Payments from Series Finance Charge Amounts) shall be distributed to the Beneficiary (as defined in the Trust Agreement) in accordance with Section 4.01 of the Trust Agreement.
          (79) Reallocation of Series Principal Amounts to Master Trust Group One Principal Collections Reallocation Account. An amount equal to the product of
(x)	the amount of Series Principal Amounts remaining after step (74) (Reimbursement of Reductions in Class D Nominal Liquidation Amount Deficits from Class D Reserve Subaccounts) and

(y)	a fraction, the numerator of which is the Series Investor Interest of the Series 2007-CC Collateral Certificate and the denominator of which is the Series Investor Interest of the Series 2007-CC Collateral Certificate and all Additional Collateral Certificates,
shall be paid to the Master Trust Trustee under the Pooling and Servicing Agreement for deposit in the Group One Principal Collections Reallocation Account; provided, however, that such amount shall only be so paid to the extent necessary for application to cover shortfalls for other series issued by the Master Trust in accordance with the series supplements to the Pooling and Servicing Agreement for such other series. The Series Principal Amounts shall be reduced by the amount of such payment. If and when any Additional Collateral Certificates are added to the Trust, any provisions to allocate the amount set forth in clause (x) to such Additional Collateral Certificates shall be specified in the documents relating to such addition.
          (80) Remaining Series Principal Amounts to Collections Account for Master Trust for Reinvestment in New Receivables. An amount equal to the Series Principal Amounts remaining after step (79) (Reallocation of Series Principal Amounts to Master Trust Group One Principal Collections Reallocation Account) shall be paid to the Master Trust Trustee under the Pooling and Servicing Agreement for deposit in the Collections Account for the Master Trust and reinvestment in new receivables (or retention in such Collections Account pending availability of new receivables). If and when any Additional Collateral Certificates are added to the Trust, any provisions to allocate the amount referred to in this step (80) to such Additional Collateral Certificates shall be specified in the documents relating to such addition.
     Section 3.02. Available Subordinated Amounts and Usages.
          The Calculation Agent shall make the following determinations and adjustments; provided, however, that (i) no Available Subordinated Amount or Usage of Available Subordinated Amounts for any Tranche of Notes shall be reduced below zero or increased above the applicable Required Subordinated Amount of a Subordinated Class of Notes for such Tranche.
          (1) Initial Calculation of Required Subordinated Amounts, Available Subordinated Amounts and Usage. On or before each Distribution Date, the Calculation Agent shall determine each of the following:
               (a) for each Tranche of Class A Notes, the Class A Required Subordinated Amount of Class B Notes, the Class A Required Subordinated Amount of Class C Notes and the Class A Required Subordinated Amount of Class D Notes, in each case after giving effect to all adjustments to the Nominal Liquidation Amount for such Tranche occurring on the prior Distribution Date and as a result of any release of Prefunding Excess Amounts occurring subsequent to such Distribution Date but prior to the current Distribution Date;
               (b) for each Tranche of Class A Notes, the Class A Usage of Class B Notes, the Class A Usage of Class C Notes and the Class A Usage of Class D Notes, which in each case shall be the applicable Usage as of the end of the prior Distribution Date;
               (c) for each Tranche of Class A Notes, the Class A Available Subordinated Amount of Class B Notes, the Class A Available Subordinated Amount of Class C Notes and the Class A Available Subordinated Amount of Class D Notes, which in each case shall be the applicable Required Subordinated Amount determined pursuant to clause (a) minus the applicable Usage determined pursuant to clause (b);
               (d) for each Tranche of Class B Notes, the Class B Required Subordinated Amount of Class C Notes and the Class B Required Subordinated Amount of Class D Notes, in each case after giving effect to all adjustments to the Nominal Liquidation Amount for such Tranche occurring on the prior Distribution Date and as a result of any release of Prefunding Excess Amounts occurring subsequent to such Distribution Date but prior to the current Distribution Date;
               (e) for each Tranche of Class B Notes, the Class B Usage of Class C Notes and the Class B Usage of Class D Notes, which in each case shall be the applicable Usage as of the end of the prior Distribution Date;
               (f) for each Tranche of Class B Notes, the Class B Available Subordinated Amount of Class C Notes and the Class B Available Subordinated Amount of Class D Notes, which in each case shall be the applicable Required Subordinated Amount determined pursuant to clause (d) minus the applicable Usage determined pursuant to clause (e);
               (g) for each Tranche of Class C Notes, the Class C Required Subordinated Amount of Class D Notes after giving effect to all adjustments to the Nominal Liquidation Amount for such Tranche occurring on the prior Distribution Date and as a result of any release of Prefunding Excess Amounts occurring subsequent to such Distribution Date but prior to the current Distribution Date;
               (h) for each Tranche of Class C Notes, the Class C Usage of Class D Notes, which shall be the applicable Usage as of the end of the prior Distribution Date;
               (i) for each Tranche of Class C Notes, the Class C Available Subordinated Amount of Class D Notes, which shall be the applicable Required Subordinated Amount determined pursuant to clause (g) minus the applicable Usage determined pursuant to clause (h);
               (j) the Cumulative Class C Reserve Reimbursement Amount shall be the Cumulative Class C Reserve Reimbursement Amount as of the end of the prior Distribution Date; provided that the Cumulative Class C Reserve Reimbursement Amount for the first Distribution Date shall be zero; and

               (k) the Cumulative Class D Reserve Reimbursement Amount shall be the Cumulative Class D Reserve Reimbursement Amount as of the end of the prior Distribution Date provided that the Cumulative Class D Reserve Reimbursement Amount for the first Distribution Date shall be zero.
          (2) Adjustments for Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts. The Calculation Agent shall make the following adjustments after giving effect to step (18) of the Cash Flows (Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts):
               Class A Usage of Class B Notes. For each Tranche of Class A Notes, the Class A Usage of Class B Notes shall decrease, and the Class A Available Subordinated Amount of Class B Notes shall increase, by an amount equal to:
(A)	the Class B Nominal Liquidation Amount Deficit reimbursed pursuant to step (18) of the Cash Flows, multiplied by

(B)	the Class A Usage of Class B Notes for such Tranche determined in step (1) of this Subordination Waterfall (Initial Calculation of Required Subordinated Amounts, Available Subordinated Amounts and Usage), divided by

(C)	the Class B Nominal Liquidation Amount Deficit (before giving effect to such reimbursement pursuant to step (18) of the Cash Flows).
          (3) Adjustments for Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts. The Calculation Agent shall make the following adjustments after giving effect to step (19) of the Cash Flows (Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts):
               Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall decrease, and the Class A Available Subordinated Amount of Class C Notes shall increase, by an amount equal to:
(A)	the Class C Nominal Liquidation Amount Deficit reimbursed pursuant to step (19) of the Cash Flows, multiplied by

(B)	the Class A Usage of Class C Notes for such Tranche determined in step (1) of this Subordination Waterfall (Initial Calculation of Required Subordinated Amounts, Available Subordinated Amounts and Usage), divided by

(C)	the Class C Nominal Liquidation Amount Deficit (before giving effect to such reimbursement pursuant to step (19) of the Cash Flows).

               Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall decrease, and the Class B Available Subordinated Amount of Class C Notes shall increase, by an amount equal to:
(A)	the Class C Nominal Liquidation Amount Deficit reimbursed pursuant to step (19) of the Cash Flows, multiplied by

(B)	the Class B Usage of Class C Notes for such Tranche determined in step (1) of this Subordination Waterfall, divided by

(C)	the Class C Nominal Liquidation Amount Deficit (before giving effect to such reimbursement pursuant to step (19) of the Cash Flows).
          (4) Adjustments for Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts. The Calculation Agent shall make the following adjustments after giving effect to step (20) of the Cash Flows (Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts):
               Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall decrease, and the Class A Available Subordinated Amount of Class D Notes shall increase, by an amount equal to:
(A)	the Class D Nominal Liquidation Amount Deficit reimbursed pursuant to step (20) of the Cash Flows, multiplied by

(B)	the Class A Usage of Class D Notes for such Tranche determined in step (1) of this Subordination Waterfall (Initial Calculation of Required Subordinated Amounts, Available Subordinated Amounts and Usage), divided by

(C)	the Class D Nominal Liquidation Amount Deficit (before giving effect to such reimbursement pursuant to step (20) of the Cash Flows).
               Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall decrease, and the Class B Available Subordinated Amount of Class D Notes shall increase, by an amount equal to:
(A)	the Class D Nominal Liquidation Amount Deficit reimbursed pursuant to step (20) of the Cash Flows, multiplied by

(B)	the Class B Usage of Class D Notes for such Tranche determined in step (1) of this Subordination Waterfall, divided by

(C)	the Class D Nominal Liquidation Amount Deficit (before giving effect to such reimbursement pursuant to step (20) of the Cash Flows).
               Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall decrease, and the Class C Available Subordinated Amount of Class D Notes shall increase, by an amount equal to:
(A)	the Class D Nominal Liquidation Amount Deficit reimbursed pursuant to step (20) of the Cash Flows, multiplied by
(B)	the Class C Usage of Class D Notes for such Tranche determined in step (1) of this Subordination Waterfall, divided by
(C)	the Class D Nominal Liquidation Amount Deficit (before giving effect to such reimbursement pursuant to step (20) of the Cash Flows).
          (5) Adjustments for Reimbursement of Class B Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts. The Calculation Agent shall make the following adjustments after giving effect to step (25) of the Cash Flows (Reimbursement of Class B Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts):
               Class A Usage of Class B Notes. For each Tranche of Class A Notes, the Class A Usage of Class B Notes shall decrease, and the Class A Available Subordinated Amount of Class B Notes shall increase, by an amount equal to:
(A)	the Class B Nominal Liquidation Amount Deficit reimbursed pursuant to step (25) of the Cash Flows, multiplied by
(B)	the Class A Usage of Class B Notes for such Tranche as adjusted in step (2) of this Subordination Waterfall (Adjustments for Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts), divided by
(C)	the Class B Nominal Liquidation Amount Deficit remaining after step (18) of the Cash Flows (Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts) (before giving effect to such reimbursement pursuant to step (25) of the Cash Flows).
          (6) Adjustments for Reimbursement of Class C Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts. The Calculation Agent shall make the following adjustments after giving effect to step (26) of the Cash Flows (Reimbursement of Class C Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts):
               Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall decrease, and the Class A Available Subordinated Amount of Class C Notes shall increase, by an amount equal to:
(A)	the Class C Nominal Liquidation Amount Deficit reimbursed pursuant to step (26) of the Cash Flows, multiplied by
(B)	the Class A Usage of Class C Notes for such Tranche after step (3) of this Subordination Waterfall (Adjustments for Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts), divided by
(C)	the Class C Nominal Liquidation Amount Deficit remaining after step (19) of the Cash Flows (Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts) (before giving effect to such reimbursement pursuant to step (26) of the Cash Flows).
               Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall decrease, and the Class B Available Subordinated Amount of Class C Notes shall increase, by an amount equal to:
(A)	the Class C Nominal Liquidation Amount Deficit reimbursed pursuant to step (26) of the Cash Flows, multiplied by
(B)	the Class B Usage of Class C Notes for such Tranche after step (3) of this Subordination Waterfall, divided by
(C)	the Class C Nominal Liquidation Amount Deficit remaining after step (19) of the Cash Flows (before giving effect to such reimbursement pursuant to step (26) of the Cash Flows).
          (7) Adjustments for Reimbursement of Class D Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts. The Calculation Agent shall make the following adjustments after giving effect to step (27) of the Cash Flows (Reimbursement of Class D Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts):

               Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall decrease, and the Class A Available Subordinated Amount of Class D Notes shall increase, by an amount equal to:
(A)	the Class D Nominal Liquidation Amount Deficit reimbursed pursuant to step (27) of the Cash Flows, multiplied by
(B)	the Class A Usage of Class D Notes for such Tranche after step (4) of this Subordination Waterfall (Adjustments for Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts), divided by
(C)	the Class D Nominal Liquidation Amount Deficit remaining after step (20) of the Cash Flows (Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts) (before giving effect to such reimbursement pursuant to step (27) of the Cash Flows).
               Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall decrease, and the Class B Available Subordinated Amount of Class D Notes shall increase, by an amount equal to:
(A)	the Class D Nominal Liquidation Amount Deficit reimbursed pursuant to step (27) of the Cash Flows, multiplied by
(B)	the Class B Usage of Class D Notes for such Tranche after step (4) of this Subordination Waterfall, divided by
(C)	the Class D Nominal Liquidation Amount Deficit remaining after step (20) of the Cash Flows (before giving effect to such reimbursement pursuant to step (27) of the Cash Flows).
               Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall decrease, and the Class C Available Subordinated Amount of Class D Notes shall increase, by an amount equal to:
(A)	the Class D Nominal Liquidation Amount Deficit reimbursed pursuant to step (27) of the Cash Flows, multiplied by
(B)	the Class C Usage of Class D Notes for such Tranche after step (4) of this Subordination Waterfall, divided by

(C)	the Class D Nominal Liquidation Amount Deficit remaining after step (20) of the Cash Flows (before giving effect to such reimbursement pursuant to step (27) of the Cash Flows).
          (8) Adjustments for Initial Allocation of Unreimbursed Current Charge-offs. The Calculation Agent shall make the following adjustments after giving effect to step (28) of the Cash Flows (Unreimbursed Current Charge-offs; Initial Allocation):
               Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:
(A)	the aggregate amount of Unreimbursed Series Charge-Offs allocated to each Tranche of Class D Notes pursuant to step (28) of the Cash Flows, multiplied by
(B)	the Class A Available Subordinated Amount of Class D Notes for such Tranche determined in step (1) of this Subordination Waterfall (Initial Calculation of Required Subordinated Amounts, Available Subordinated Amounts and Usage), divided by
(C)	the aggregate amount of the Nominal Liquidation Amount of all Class D Notes (before giving effect to such allocation pursuant to step (28) of the Cash Flows).
               Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall increase, and the Class A Available Subordinated Amount of Class C Notes shall decrease, by an amount equal to:
(A)	the aggregate amount of Unreimbursed Series Charge-Offs allocated to each Tranche of Class C Notes pursuant to step (28) of the Cash Flows, multiplied by
(B)	the Class A Available Subordinated Amount of Class C Notes for such Tranche determined in step (1) of this Subordination Waterfall, divided by
(C)	the aggregate amount of the Nominal Liquidation Amount of all Class C Notes (before giving effect to such allocation pursuant to step (28) of the Cash Flows).
               Class A Usage of Class B Notes. For each Tranche of Class A Notes, the Class A Usage of Class B Notes shall increase, and the Class A Available Subordinated Amount of Class B Notes shall decrease, by an amount equal to:

(A)	the aggregate amount of Unreimbursed Series Charge-Offs allocated to each Tranche of Class B Notes pursuant to step (28) of the Cash Flows, multiplied by
(B)	the Class A Available Subordinated Amount of Class B Notes for such Tranche determined in step (1) of this Subordination Waterfall, divided by
(C)	the Nominal Liquidation Amount of all Class B Notes (before giving effect to such allocation pursuant to step (28) of the Cash Flows).
               Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall increase, and the Class B Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:
(A)	the aggregate amount of Unreimbursed Series Charge-Offs allocated to each Tranche of Class D Notes pursuant to step (28) of the Cash Flows, multiplied by
(B)	the Class B Available Subordinated Amount of Class D Notes for such Tranche determined in step (1) of this Subordination Waterfall, divided by
(C)	the aggregate amount of the Nominal Liquidation Amount of all Class D Notes (before giving effect to such allocation pursuant to step (28) of the Cash Flows).
               Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall increase, and the Class B Available Subordinated Amount of Class C Notes shall decrease, by an amount equal to:
(A)	the aggregate amount of Unreimbursed Series Charge-Offs allocated to each Tranche of Class C Notes pursuant to step (28) of the Cash Flows, multiplied by
(B)	the Class B Available Subordinated Amount of Class C Notes for such Tranche determined in step (1) of this Subordination Waterfall, divided by
(C)	the Nominal Liquidation Amount of all Class C Notes (before giving effect to such allocation pursuant to step (28) of the Cash Flows).
               Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)	the aggregate amount of Unreimbursed Series Charge-Offs allocated to each Tranche of Class D Notes pursuant to step (28) of the Cash Flows, multiplied by
(B)	the Class C Available Subordinated Amount of Class D Notes for such Tranche determined in step (1) of this Subordination Waterfall, divided by
(C)	the aggregate amount of the Nominal Liquidation Amount of all Class D Notes (before giving effect to such allocation pursuant to step (28) of the Cash Flows).
          (9) Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class A to Class D. The Calculation Agent shall make the following adjustments after giving effect to step (29) of the Cash Flows (Unreimbursed Current Charge-offs; Reallocation from Class A to Class D):
               Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease (each determined after giving effect to step (8) of this Subordination Waterfall (Adjustments for Initial Allocation of Unreimbursed Current Charge-offs)), by an amount equal to the aggregate amount of Unreimbursed Series Charge-Offs reallocated from such Tranche to each Tranche of Class D Notes pursuant to step (29) of the Cash Flows.
               Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall increase, and the Class B Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:
(A)	the aggregate amount of Unreimbursed Series Charge-Offs reallocated from all Tranches of Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero to each Tranche of Class D Notes pursuant to step (29) of the Cash Flows, multiplied by
(B)	the Class B Available Subordinated Amount of Class D Notes for such Tranche after step (8) of this Subordination Waterfall, divided by
(C)	the aggregate amount of the Class B Available Subordinated Amount of Class D Notes for all Tranches of Class B Notes after step (8) of this Subordination Waterfall.
               Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)	the aggregate amount of Unreimbursed Series Charge-Offs reallocated from all Tranches of Class A Notes to each Tranche of Class D Notes pursuant to step (29) of the Cash Flows, multiplied by
(B)	the Class C Available Subordinated Amount of Class D Notes for such Tranche after step (8) of this Subordination Waterfall, divided by
(C)	the aggregate amount of the Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes after step (8) of this Subordination Waterfall.
          (10) Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class A to Class C. The Calculation Agent shall make the following adjustments after giving effect to step (30) of the Cash Flows (Unreimbursed Current Charge-offs; Reallocation from Class A to Class C):
               Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall increase, and the Class A Available Subordinated Amount of Class C Notes shall decrease (each determined after giving effect to step (8) of this Subordination Waterfall (Adjustments for Initial Allocation of Unreimbursed Current Charge-offs)), by an amount equal to the aggregate amount of Unreimbursed Series Charge-Offs reallocated from such Tranche to each Tranche of Class C Notes pursuant to step (30) of the Cash Flows.
               Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall increase, and the Class B Available Subordinated Amount of Class C Notes shall decrease, by an amount equal to:
(A)	the aggregate amount of Unreimbursed Series Charge-Offs reallocated from all Tranches of Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero to each Tranche of Class C Notes pursuant to step (30) of the Cash Flows, multiplied by
(B)	the Class B Available Subordinated Amount of Class C Notes for such Tranche after step (8) of this Subordination Waterfall, divided by
(C)	the aggregate amount of the Class B Available Subordinated Amount of Class C Notes for all Tranches of Class B Notes after step (8) of this Subordination Waterfall.
          (11) Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class A to Class B. The Calculation Agent shall make the following adjustments after giving effect to step (31) of the Cash Flows (Unreimbursed Current Charge-offs; Reallocation from Class A to Class B):

               Class A Usage of Class B Notes. For each Tranche of Class A Notes, the Class A Usage of Class B Notes shall increase, and the Class A Available Subordinated Amount of Class B Notes shall decrease (each determined after giving effect to step (8) of this Subordination Waterfall (Adjustments for Initial Allocation of Unreimbursed Current Charge-offs)), by an amount equal to the aggregate amount of Unreimbursed Series Charge-Offs reallocated from such Tranche to each Tranche of Class B Notes pursuant to step (31) of the Cash Flows.
          (12) Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class B to Class D. The Calculation Agent shall make the following adjustments after giving effect to step (32) of the Cash Flows (Unreimbursed Current Charge-offs; Reallocation from Class B to Class D):
               Class A Usage of Class B Notes. For each Tranche of Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero, the Class A Usage of Class B Notes shall decrease, and the Class A Available Subordinated Amount of Class B Notes shall increase, by an amount equal to
(A)	the aggregate amount of Unreimbursed Series Charge-Offs reallocated from all Tranches of Class B Notes to each Tranche of Class D Notes pursuant to step (32) of the Cash Flows, multiplied by
(B)	the Class A Usage of Class B Notes for such Tranche after step (11) of this Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class A to Class B), divided by
(C)	the Class B Nominal Liquidation Amount Deficit after step (31) of the Cash Flows (Unreimbursed Current Charge-offs; Reallocation from Class A to Class B) (before giving effect to such reallocation pursuant to step (32) of the Cash Flows).
               Class A Usage of Class D Notes. For each Tranche of Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to
(A)	the aggregate amount of Unreimbursed Series Charge-Offs reallocated from all Tranches of Class B Notes to each Tranche of Class D Notes pursuant to step (32) of the Cash Flows, multiplied by
(B)	the Class A Available Subordinated Amount of Class D Notes for such Tranche after step (9) of this Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class A to Class D), divided by

(C)	the aggregate amount of the Class A Available Subordinated Amount of Class D Notes for all Tranches of Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero after step (9) of this Subordination Waterfall.
               Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall increase, and the Class B Available Subordinated Amount of Class D Notes shall decrease (each determined after giving effect to step (9) of this Subordination Waterfall), by an amount equal to the aggregate amount of Unreimbursed Series Charge-Offs reallocated from such Tranche to each Tranche of Class D Notes pursuant to step (32) of the Cash Flows.
               Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:
(A)	the aggregate amount of Unreimbursed Series Charge-Offs reallocated from all Tranches of Class B Notes to each Tranche of Class D Notes pursuant to step (32) of the Cash Flows, multiplied by
(B)	the Class C Available Subordinated Amount of Class D Notes for such Tranche after step (9) of this Subordination Waterfall, divided by
(C)	the aggregate amount of the Class C Available Subordinated Amount of Class D Notes for all Tranches of Class B Notes after step (9) of this Subordination Waterfall.
          (13) Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class B to Class C. The Calculation Agent shall make the following adjustments after giving effect to step (33) of the Cash Flows (Unreimbursed Current Charge-offs; Reallocation from Class B to Class C):
               Class A Usage of Class B Notes. For each Tranche of Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero, the Class A Usage of Class B Notes shall decrease, and the Class A Available Subordinated Amount of Class B Notes shall increase, by an amount equal to
(A)	the aggregate amount of Unreimbursed Series Charge-Offs reallocated from all Tranches of Class B Notes to each Tranche of Class C Notes pursuant to step (33) of the Cash Flows, multiplied by
(B)	the Class A Usage of Class B Notes for such Tranche after step (12) of this Subordination Waterfall (Adjustments for

Reallocation of Unreimbursed Current Charge-Offs from Class B to Class D), divided by
(C)	the Class B Nominal Liquidation Amount Deficit after step (32) of the Cash Flows (Unreimbursed Current Charge-offs; Reallocation from Class B to Class D) (before giving effect to such reallocation pursuant to step (33) of the Cash Flows).
               Class A Usage of Class C Notes. For each Tranche of Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero, the Class A Usage of Class C Notes shall increase, and the Class A Available Subordinated Amount of Class C Notes shall decrease, by an amount equal to
(A)	the aggregate amount of Unreimbursed Series Charge-Offs reallocated from all Tranches of Class B Notes to each Tranche of Class C Notes pursuant to step (33) of the Cash Flows, multiplied by
(B)	the Class A Available Subordinated Amount of Class C Notes for such Tranche after step (10) of this Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class A to Class C), divided by
(C)	the aggregate amount of the Class A Available Subordinated Amount of Class C Notes for all Tranches of Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero after step (10) of this Subordination Waterfall.
               Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall increase, and the Class B Available Subordinated Amount of Class C Notes shall decrease (each determined after giving effect to step (10) of this Subordination Waterfall), by an amount equal to the aggregate amount of Unreimbursed Series Charge-Offs reallocated from such Tranche to each Tranche of Class C Notes pursuant to step (33) of the Cash Flows.
          (14) Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class C to Class D. The Calculation Agent shall make the following adjustments after giving effect to step (34) of the Cash Flows (Unreimbursed Current Charge-offs; Reallocation from Class C to Class D):
               Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall decrease, and the Class A Available Subordinated Amount of Class C Notes shall increase, by an amount equal to
(A)	the aggregate amount of Unreimbursed Series Charge-Offs reallocated from all Tranches of Class C Notes to each

Tranche of Class D Notes pursuant to step (34) of the Cash Flows, multiplied by
(B)	the Class A Usage of Class C Notes for such Tranche after step (13) of this Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class B to Class C), divided by
(C)	the Class C Nominal Liquidation Amount Deficit after step (33) of the Cash Flows (Unreimbursed Current Charge-offs; Reallocation from Class B to Class C) (before giving effect to such reallocation pursuant to step (34) of the Cash Flows).
               Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to
(A)	the aggregate amount of Unreimbursed Series Charge-Offs reallocated from all Tranches of Class C Notes to each Tranche of Class D Notes pursuant to step (34) of the Cash Flows, multiplied by
(B)	the Class A Available Subordinated Amount of Class D Notes for such Tranche after step (12) of this Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class B to Class D), divided by
(C)	the aggregate amount of the Class A Available Subordinated Amount of Class D Notes for all Tranches of Class A Notes after step (12) of this Subordination Waterfall.
               Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall decrease, and the Class B Available Subordinated Amount of Class C Notes shall increase, by an amount equal to
(A)	the aggregate amount of Unreimbursed Series Charge-Offs reallocated from all Tranches of Class C Notes to each Tranche of Class D Notes pursuant to step (34) of the Cash Flows, multiplied by
(B)	the Class B Usage of Class C Notes for such Tranche after step (13) of this Subordination Waterfall, divided by
(C)	the Class C Nominal Liquidation Amount Deficit after step (33) of the Cash Flows (before giving effect to such reallocation pursuant to step (34) of the Cash Flows).

               Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall increase, and the Class B Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to
(A)	the aggregate amount of Unreimbursed Series Charge-Offs reallocated from all Tranches of Class C Notes to each Tranche of Class D Notes pursuant to step (34) of the Cash Flows, multiplied by
(B)	the Class B Available Subordinated Amount of Class D Notes for such Tranche after step (12) of this Subordination Waterfall, divided by
(C)	the aggregate amount of the Class B Available Subordinated Amount of Class D Notes for all Tranches of Class B Notes after step (12) of this Subordination Waterfall.
               Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D Notes shall decrease (each determined after giving effect to step (12) of this Subordination Waterfall), by an amount equal to the aggregate amount of Unreimbursed Series Charge-Offs reallocated from such Tranche to each Tranche of Class D Notes pursuant to step (34) of the Cash Flows.
          (15) Adjustments for Application of Class D Principal to Class A Interest Allocation Shortfall. The Calculation Agent shall make the following adjustments after giving effect to step (35) of the Cash Flows (Class A Interest Allocation Shortfall from Class D Principal):
               Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease (each determined after giving effect to step (14) of this Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class C to Class D)), by an amount equal to the portion of the Class D Principal Allocation applied to Class A Tranche Interest Allocation Shortfall for such Tranche pursuant to step (35) of the Cash Flows.
               Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall increase, and the Class B Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:
(A)	the amount of the Class D Principal Allocation applied to the Class A Tranche Interest Allocation Shortfall for all Tranches of Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero pursuant to step (35) of the Cash Flows, multiplied by

(B)	the Class B Available Subordinated Amount of Class D Notes for such Tranche after step (14) of this Subordination Waterfall, divided by
(C)	the aggregate amount of the Class B Available Subordinated Amount of Class D Notes for all Tranches of Class B Notes after step (14) of this Subordination Waterfall.
               Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:
(A)	the amount of the Class D Principal Allocation applied to the Class A Tranche Interest Allocation Shortfall for all Tranches of Class A Notes pursuant to step (35) of the Cash Flows, multiplied by
(B)	the Class C Available Subordinated Amount of Class D Notes for such Tranche after step (14) of this Subordination Waterfall, divided by
(C)	the aggregate amount of the Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes after step (14) of this Subordination Waterfall.
          (16) Adjustments for Application of Class C Principal to Class A Interest Allocation Shortfall. The Calculation Agent shall make the following adjustments after giving effect to step (36) of the Cash Flows (Class A Interest Allocation Shortfall from Class C Principal):
               Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall increase, and the Class A Available Subordinated Amount of Class C Notes shall decrease (each determined after giving effect to step (14) of this Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class C to Class D)), by an amount equal to the portion of the Class C Principal Allocation applied to the Class A Tranche Interest Allocation Shortfall for such Tranche pursuant to step (36) of the Cash Flows.
               Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall increase, and the Class B Available Subordinated Amount of Class C Notes shall decrease, by an amount equal to:
(A)	the amount of the Class C Principal Allocation applied to the Class A Tranche Interest Allocation Shortfall for all Tranches of Class A Notes with a Class A Required

Subordinated Amount of Class B Notes greater than zero pursuant to step (36) of the Cash Flows, multiplied by
(B)	the Class B Available Subordinated Amount of Class C Notes for such Tranche after step (14) of this Subordination Waterfall, divided by
(C)	the aggregate amount of the Class B Available Subordinated Amount of Class C Notes for all Tranches of Class B Notes after step (14) of this Subordination Waterfall.
          (17) Adjustments for Application of Class B Principal to Class A Interest Allocation Shortfall. The Calculation Agent shall make the following adjustments after giving effect to step (37) of the Cash Flows (Class A Interest Allocation Shortfall from Class B Principal):
               Class A Usage of Class B Notes. For each Tranche of Class A Notes, the Class A Usage of Class B Notes shall increase, and the Class A Available Subordinated Amount of Class B Notes shall decrease (each determined after giving effect to step (13) of this Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-Offs from Class B to Class C)), by an amount equal to the portion of the Class B Principal Allocation applied to Class A Tranche Interest Allocation Shortfall for such Tranche pursuant to step (37) of the Cash Flows.
          (18) Adjustments for Application of Class D Principal to Class B Interest Allocation Shortfall. The Calculation Agent shall make the following adjustments after giving effect to step (38) of the Cash Flows (Class B Interest Allocation Shortfall from Class D Principal):
               Class A Usage of Class D Notes. For each Tranche of Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:
(A)	the amount of the Class D Principal Allocation applied to Class B Tranche Interest Allocation Shortfall for all Tranches of Class B Notes pursuant to step (38) of the Cash Flows, multiplied by
(B)	the Class A Available Subordinated Amount of Class D Notes for such Tranche after step (15) of this Subordination Waterfall (Adjustments for Application of Class D Principal to Class A Interest Allocation Shortfall), divided by
(C)	the aggregate amount of the Class A Available Subordinated Amount of Class D Notes for all Tranches of

Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero after step (15) of this Subordination Waterfall.
               Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall increase, and the Class B Available Subordinated Amount of Class D Notes shall decrease (each determined after giving effect to step (15) of this Subordination Waterfall), by an amount equal to the portion of the Class D Principal Allocation applied to Class B Tranche Interest Allocation Shortfall for such Tranche pursuant to step (38) of the Cash Flows.
               Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:
(A)	the amount of the Class D Principal Allocation applied to Class B Tranche Interest Allocation Shortfall for all Tranches of Class B Notes pursuant to step (38) of the Cash Flows, multiplied by
(B)	the Class C Available Subordinated Amount of Class D Notes for such Tranche after step (15) of this Subordination Waterfall, divided by
(C)	the aggregate amount of the Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes after step (15) of this Subordination Waterfall.
          (19) Adjustments for Application of Class C Principal to Class B Interest Allocation Shortfall. The Calculation Agent shall make the following adjustments after giving effect to step (39) of the Cash Flows (Class B Interest Allocation Shortfall from Class C Principal):
               Class A Usage of Class C Notes. For each Tranche of Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero, the Class A Usage of Class C Notes shall increase, and the Class A Available Subordinated Amount of Class C Notes shall decrease, by an amount equal to:
(A)	the amount of the Class C Principal Allocation applied to the Class B Tranche Interest Allocation Shortfall for all Tranches of Class B Notes pursuant to step (39) of the Cash Flows, multiplied by
(B)	the Class A Available Subordinated Amount of Class C Notes for such Tranche after step (16) of this Subordination Waterfall (Adjustments for Application of Class C

Principal to Class A Interest Allocation Shortfall), divided by
(C)	the aggregate amount of the Class A Available Subordinated Amount of Class C Notes for all Tranches of Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero after step (16) of this Subordination Waterfall.
               Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall increase, and the Class B Available Subordinated Amount of Class C Notes shall decrease (each determined after giving effect to step (16) of this Subordination Waterfall), by an amount equal to the portion of the Class C Principal Allocation applied to the Class B Tranche Interest Allocation Shortfall for such Tranche pursuant to step (39) of the Cash Flows.
     (20) Adjustments for Application of Class D Principal to Class C Interest Allocation Shortfall. The Calculation Agent shall make the following adjustments after giving effect to step (40) of the Cash Flows (Class C Interest Allocation Shortfall from Class D Principal):
               Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:
(A)	the amount of the Class D Principal Allocation applied to the Class C Tranche Interest Allocation Shortfall for all Tranches of Class C Notes pursuant to step (40) of the Cash Flows, multiplied by
(B)	the Class A Available Subordinated Amount of Class D Notes for such Tranche after step (18) of this Subordination Waterfall (Adjustments for Application of Class D Principal to Class B Interest Allocation Shortfall), divided by
(C)	the aggregate amount of the Class A Available Subordinated Amount of Class D Notes for all Tranches of Class A Notes after step (18) of this Subordination Waterfall.
               Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall each increase, and the Class B Available Subordinated Amount of Class D Notes shall each decrease, by an amount equal to:
(A)	the amount of the Class D Principal Allocation applied to the Class C Tranche Interest Allocation Shortfall for all

Tranches of Class C Notes pursuant to step (40) of the Cash Flows, multiplied by
(B)	the Class B Available Subordinated Amount of Class D Notes for such Tranche after step (18) of this Subordination Waterfall, divided by
(C)	the aggregate amount of the Class B Available Subordinated Amount of Class D Notes for all Tranches of Class B Notes after step (18) of this Subordination Waterfall.
               Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D shall decrease (each determined after giving effect to step (18) of this Subordination Waterfall), by an amount equal to the portion of the Class D Principal Allocation applied to the Class C Tranche Interest Allocation Shortfall for such Tranche pursuant to step (40) of the Cash Flows.
          (21) Adjustments for Application of Class D Principal to Series Servicing Fee Shortfall. The Calculation Agent shall make the following adjustments after giving effect to step (41) of the Cash Flows (Series Servicing Fee Shortfall from Class D Principal):
               Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:
(A)	the amount of Class D Principal Allocation applied to the Series Servicing Fee Shortfall pursuant to step (41) of the Cash Flows, multiplied by
(B)	the Class A Available Subordinated Amount of Class D Notes for such Tranche after step (20) of this Subordination Waterfall (Adjustments for Application of Class D Principal to Class C Interest Allocation Shortfall), divided by
(C)	the aggregate amount of the Class A Available Subordinated Amount of Class D Notes for all Tranches of Class A Notes after step (20) of this Subordination Waterfall.
               Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall increase, and the Class B Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)	the amount of Class D Principal Allocation applied to the Series Servicing Fee Shortfall pursuant to step (41) of the Cash Flows, multiplied by
(B)	the Class B Available Subordinated Amount of Class D Notes for such Tranche after step (20) of this Subordination Waterfall (Adjustments for Application of Class D Principal to Class C Interest Allocation Shortfall), divided by
(C)	the aggregate amount of the Class B Available Subordinated Amount of Class D Notes for all Tranches of Class B Notes after step (20) of this Subordination Waterfall.
               Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:
(A)	the amount of Class D Principal Allocation applied to the Series Servicing Fee Shortfall pursuant to step (41) of the Cash Flows, multiplied by
(B)	the Class C Available Subordinated Amount of Class D Notes for such Tranche after step (20) of this Subordination Waterfall, divided by
(C)	the aggregate amount of the Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes after step (20) of this Subordination Waterfall.
          (22) Adjustments for Application of Class C Principal to Series Servicing Fee Shortfall. The Calculation Agent shall make the following adjustments after giving effect to step (42) of the Cash Flows (Series Servicing Fee Shortfall from Class C Principal):
               Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall increase, and the Class A Available Subordinated Amount of Class C Notes shall decrease, by an amount equal to:
(A)	the amount of Class C Principal Allocation applied to the Series Servicing Fee Shortfall pursuant to step (42) of the Cash Flows, multiplied by
(B)	the Class A Available Subordinated Amount of Class C Notes for such Tranche after step (19) of this Subordination Waterfall (Adjustments for Application of Class C

Principal to Class B Interest Allocation Shortfall), divided by
(C)	the aggregate amount of the Class A Available Subordinated Amount of Class C Notes for all Tranches of Class A Notes after step (19) of this Subordination Waterfall.
               Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall increase, and the Class B Available Subordinated Amount of Class C Notes shall decrease, by an amount equal to:
(A)	the amount of Class C Principal Allocation applied to the Series Servicing Fee Shortfall pursuant to step (42) of the Cash Flows, multiplied by
(B)	the Class B Available Subordinated Amount of Class C Notes for such Tranche after step (19) of this Subordination Waterfall, divided by
(C)	the aggregate amount of the Class B Available Subordinated Amount of Class C Notes for all Tranches of Class B Notes after step (19) of this Subordination Waterfall.
          (23) Adjustments for Application of Class B Principal to Series Servicing Fee Shortfall. The Calculation Agent shall make the following adjustments after giving effect to step (43) of the Cash Flows (Series Servicing Fee Shortfall from Class B Principal):
               Class A Usage of Class B Notes. For each Tranche of Class A Notes, the Class A Usage of Class B Notes shall increase, and the Class A Available Subordinated Amount of Class B Notes shall decrease, by an amount equal to:
(A)	the amount of Class B Principal Allocation applied to the Series Servicing Fee Shortfall pursuant to step (43) of the Cash Flows, multiplied by
(B)	the Class A Available Subordinated Amount of Class B Notes for such Tranche after step (17) of this Subordination Waterfall (Adjustments for Application of Class B Principal to Class A Interest Allocation Shortfall), divided by
(C)	the aggregate amount of the Class A Available Subordinated Amount of Class B Notes for all Tranches of Class A Notes after step (17) of this Subordination Waterfall.

          (24) Adjustments for Reallocation of Class B Nominal Liquidation Amount Deficits to Class D. The Calculation Agent shall make the following adjustments after giving effect to step (46) of the Cash Flows (Reallocation of Class B Nominal Liquidation Amount Deficits to Class D):
               Class A Usage of Class B Notes. For each Tranche of Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero, the Class A Usage of Class B Notes shall decrease, and the Class A Available Subordinated Amount of Class B Notes shall increase, by an amount equal to
(A)	the amount of the Nominal Liquidation Amount Deficits for all Class B Notes reallocated to the Class D Notes pursuant to step (46) of the Cash Flows, multiplied by
(B)	the Class A Usage of Class B Notes for such Tranche after step (23) of this Subordination Waterfall (Adjustments for Application of Class B Principal to Series Servicing Fee Shortfall), divided by
(C)	the Class B Nominal Liquidation Amount Deficit after step (43) of the Cash Flows (Series Servicing Fee Shortfall from Class B Principal) (before giving effect to such reallocation pursuant to step (46) of the Cash Flows).
               Class A Usage of Class D Notes. For each Tranche of Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:
(A)	the amount of the Nominal Liquidation Amount Deficits for all Class B Notes reallocated to the Class D Notes pursuant to step (46) of the Cash Flows, multiplied by
(B)	the Class A Available Subordinated Amount of Class D Notes for such Tranche after step (21) of this Subordination Waterfall (Adjustments for Application of Class D Principal to Series Servicing Fee Shortfall), divided by
(C)	the aggregate amount of the Class A Available Subordinated Amount of Class D Notes for all Tranches of Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero after step (21) of this Subordination Waterfall.
               Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall increase, and the Class B Available Subordinated Amount of Class D Notes shall decrease (each determined after giving effect to step (21) of this

Subordination Waterfall), by an amount equal to the Nominal Liquidation Amount Deficit for such Tranche reallocated to the Class D Notes pursuant to step (46) of the Cash Flows.
               Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:
(A)	the amount of the Nominal Liquidation Amount Deficits for all Class B Notes reallocated to the Class D Notes pursuant to step (46) of the Cash Flows, multiplied by
(B)	the Class C Available Subordinated Amount of Class D Notes for such Tranche after step (21) of this Subordination Waterfall, divided by
(C)	the aggregate amount of the Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes after step (21) of this Subordination Waterfall.
          (25) Adjustments for Reallocation of Class B Nominal Liquidation Amount Deficits to Class C. The Calculation Agent shall make the following adjustments after giving effect to step (47) of the Cash Flows (Reallocation of Class B Nominal Liquidation Amount Deficits to Class C):
               Class A Usage of Class B Notes. For each Tranche of Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero, the Class A Usage of Class B Notes shall decrease, and the Class A Available Subordinated Amount of Class B Notes shall increase, by an amount equal to
(A)	the amount of the Nominal Liquidation Amount Deficits for all Class B Notes reallocated to the Class C Notes pursuant to step (47) of the Cash Flows, multiplied by
(B)	the Class A Usage of Class B Notes for such Tranche after step (24) of this Subordination Waterfall (Adjustments for Reallocation of Class B Nominal Liquidation Amount Deficits to Class D), divided by
(C)	the Class B Nominal Liquidation Amount Deficit after step (46) of the Cash Flows (Reallocation of Class B Nominal Liquidation Amount Deficits to Class D) (before giving effect to such reallocation pursuant to step (47) of the Cash Flows).
               Class A Usage of Class C Notes. For each Tranche of Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero, the Class A Usage of Class C Notes shall increase, and the Class A Available Subordinated Amount of Class C Notes shall decrease, by an amount equal to:
(A)	the amount of the Nominal Liquidation Amount Deficits for all Class B Notes reallocated to the Class C Notes pursuant to step (47) of the Cash Flows, multiplied by
(B)	the Class A Available Subordinated Amount of Class C Notes for such Tranche after step (22) of this Subordination Waterfall (Adjustments for Application of Class C Principal to Series Servicing Fee Shortfall), divided by
(C)	the aggregate amount of the Class A Available Subordinated Amount of Class C Notes for all Tranches of Class A Notes with a Class A Required Subordinated Amount of Class B Notes greater than zero after step (22) of this Subordination Waterfall.
               Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall increase, and the Class B Available Subordinated Amount of Class C Notes shall decrease (each determined after giving effect to step (22) of this Subordination Waterfall)), by an amount equal to the Nominal Liquidation Amount Deficits for such Tranche reallocated to the Class C Notes pursuant to step (47) of the Cash Flows.
          (26) Adjustments for Reallocation of Class C Nominal Liquidation Amount Deficits to Class D. The Calculation Agent shall make the following adjustments after giving effect to step (48) of the Cash Flows (Reallocation of Class C Nominal Liquidation Amount Deficits to Class D):
               Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall decrease, and the Class A Available Subordinated Amount of Class C Notes shall increase, by an amount equal to
(A)	the amount of the Nominal Liquidation Amount Deficits for all Class C Notes reallocated to the Class D Notes pursuant to step (48) of the Cash Flows, multiplied by
(B)	the Class A Usage of Class C Notes for such Tranche after step (25) of this Subordination Waterfall (Adjustments for Reallocation of Class B Nominal Liquidation Amount Deficits to Class C), divided by
(C)	the Class C Nominal Liquidation Amount Deficit after step (47) of the Cash Flows (Reallocation of Class B Nominal Liquidation Amount Deficits to Class C) (before giving effect to such reallocation pursuant to step (48) of the Cash Flows).

               Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:
(A)	the amount of the Nominal Liquidation Amount Deficits for all Class C Notes reallocated to the Class D Notes pursuant to step (48) of the Cash Flows, multiplied by
(B)	the Class A Available Subordinated Amount of Class D Notes for such Tranche after step (24) of this Subordination Waterfall (Adjustments for Reallocation of Class B Nominal Liquidation Amount Deficits to Class D), divided by
(C)	the aggregate amount of the Class A Available Subordinated Amount of Class D Notes for all Tranches of Class A Notes after step (24) of this Subordination Waterfall.
               Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall decrease, and the Class B Available Subordinated Amount of Class C Notes shall increase, by an amount equal to
(A)	the amount of the Nominal Liquidation Amount Deficits for all Class C Notes reallocated to the Class D Notes pursuant to step (48) of the Cash Flows, multiplied by
(B)	the Class B Usage of Class C Notes for such Tranche after step (25) of this Subordination Waterfall, divided by
(C)	the Class C Nominal Liquidation Amount Deficit after step (47) of the Cash Flows (before giving effect to such reallocation pursuant to step (48) of the Cash Flows).
               Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall increase, and the Class B Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:
(A)	the amount of the Nominal Liquidation Amount Deficits for all Class C Notes reallocated to the Class D Notes pursuant to step (48) of the Cash Flows, multiplied by
(B)	the Class B Available Subordinated Amount of Class D Notes for such Tranche after step (24) of this Subordination Waterfall, divided by
(C)	the aggregate amount of the Class B Available Subordinated Amount of Class D Notes for all Tranches of

Class B Notes after step (24) of this Subordination Waterfall.
               Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D shall decrease (each determined after giving effect to step (24) of this Subordination Waterfall), by an amount equal to the Nominal Liquidation Amount Deficits for such Tranche reallocated to the Class D Notes pursuant to step (48) of the Cash Flows.
          (27) Adjustments for Targeted Deposit to Class C Reserve Subaccounts from Series Finance Charge Amounts. The Calculation Agent shall make the following adjustments after giving effect to step (53) of the Cash Flows (Targeted Deposit to Class C Reserve Subaccounts from Series Finance Charge Amounts):
               Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall decrease, and the Class A Available Subordinated Amount of Class C Notes shall increase, by an amount equal to:
(A)	the lesser of
(i)	the aggregate Series Finance Charge Amounts deposited into the Class C Reserve Account pursuant to step (53) of the Cash Flows and

(ii)	the Cumulative Class C Reserve Reimbursement Amount determined in step (1) of this Subordination Waterfall (Initial Calculation of Required Subordinated Amounts, Available Subordinated Amounts and Usage),
multiplied by

(B)	the Class A Usage of Class C Notes for such Tranche determined in step (26) of this Subordination Waterfall (Adjustments for Reallocation of Class C Nominal Liquidation Amount Deficits to Class D), divided by

(C)	the Class C Nominal Liquidation Amount Deficit after step (48) of the Cash Flows (Reallocation of Class C Nominal Liquidation Amount Deficits to Class D).
               Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall decrease, and the Class B Available Subordinated Amount of Class C Notes shall increase, by an amount equal to:
(A)	the lesser of

(i)	the aggregate Series Finance Charge Amounts deposited into the Class C Reserve Account pursuant to step (53) of the Cash Flows and
(ii)	the Cumulative Class C Reserve Reimbursement Amount determined in step (1) of this Subordination Waterfall, multiplied by

(B)	the Class B Usage of Class C Notes for such Tranche determined in step (26) of this Subordination Waterfall, divided by

(C)	the Class C Nominal Liquidation Amount Deficit after step (48) of the Cash Flows.
               Cumulative Class C Reserve Reimbursement Amount. The Cumulative Class C Reserve Reimbursement Amount shall be reduced by an amount equal to the lesser of:
(A)	the aggregate Series Finance Charge Amounts deposited into the Class C Reserve Account pursuant to step (53) of the Cash Flows and
(B)	the Cumulative Class C Reserve Reimbursement Amount determined in step (1) of this Subordination Waterfall.
          (28) Adjustments for Targeted Deposit to Class D Reserve Subaccounts from Series Finance Charge Amounts. The Calculation Agent shall make the following adjustments after giving effect to step (54) of the Cash Flows (Targeted Deposit to Class D Reserve Subaccounts from Series Finance Charge Amounts):
               Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall decrease, and the Class A Available Subordinated Amount of Class D Notes shall increase, by an amount equal to:
(A)	the lesser of
(i)	the aggregate Series Finance Charge Amounts deposited into the Class D Reserve Account pursuant to step (54) of the Cash Flows and

(ii)	the Cumulative Class D Reserve Reimbursement Amount determined in step (1) of this Subordination Waterfall (Initial Calculation of Required Subordinated Amounts, Available Subordinated Amounts and Usage),

multiplied by

(B)	the Class A Usage of Class D Notes for such Tranche determined in step (26) of this Subordination Waterfall (Adjustments for Reallocation of Class C Nominal Liquidation Amount Deficits to Class D), divided by

(C)	the Class D Nominal Liquidation Amount Deficit after step (48) of the Cash Flows (Reallocation of Class C Nominal Liquidation Amount Deficits to Class D).
               Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall decrease, and the Class B Available Subordinated Amount of Class D Notes shall increase, by an amount equal to:
(A)	the lesser of
(i)	the aggregate Series Finance Charge Amounts deposited into the Class D Reserve Account pursuant to step (54) of the Cash Flows and
(ii)	the Cumulative Class D Reserve Reimbursement Amount determined in step (1) of this Subordination Waterfall, multiplied by

(B)	the Class B Usage of Class D Notes for such Tranche determined in step (26) of this Subordination Waterfall, divided by
(C)	the Class D Nominal Liquidation Amount Deficit after step (48) of the Cash Flows.
               Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall decrease, and the Class C Available Subordinated Amount of Class D Notes shall increase, by an amount equal to:
(A)	the lesser of
(i)	the aggregate Series Finance Charge Amounts deposited into the Class D Reserve Account pursuant to step (54) of the Cash Flows and
(ii)	the Cumulative Class D Reserve Reimbursement Amount determined in step (1) of this Subordination Waterfall,

multiplied by

(B)	the Class C Usage of Class D Notes for such Tranche determined in step (26) of this Subordination Waterfall, divided by
(C)	the Class D Nominal Liquidation Amount Deficit after step (48) of the Cash Flows.
               Cumulative Class D Reserve Reimbursement Amount. The Cumulative Class D Reserve Reimbursement Amount shall be reduced by an amount equal to the lesser of:
(A)	the aggregate Series Finance Charge Amounts deposited into the Class D Reserve Account pursuant to step (54) of the Cash Flows and
(B)	the Cumulative Class D Reserve Reimbursement Amount determined in step (1) of this Subordination Waterfall.
          (29) Adjustments of Usage of Class C Notes. Notwithstanding any provision of this Section 3.02 to the contrary, the Calculation Agent shall make the following adjustments if (A) the Class C Nominal Liquidation Amount Deficit is zero and (B) either (i) the Cumulative Class C Reserve Reimbursement Amount is zero after giving effect to step (27) of this Subordination Waterfall (Adjustments for Targeted Deposit to Class C Reserve Subaccounts from Series Finance Charge Amounts) or (ii) for all Tranches of Class C Notes, the amount on deposit (including income earned on funds on deposit) in the Class C Reserve Subaccount for such Tranche is at least equal to the Targeted Cumulative Class C Reserve Deposit for such Tranche:
               Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall be zero and the Class A Available Subordinated Amount of Class C Notes shall be equal to the Required Subordinated Amount of Class C Notes for such Tranche of Class A Notes.
               Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall be zero and the Class B Available Subordinated Amount of Class C Notes shall be equal to the Required Subordinated Amount of Class C Notes for such Tranche of Class B Notes.
          (30) Adjustments of Usage of Class D Notes. Notwithstanding any provision of this Section 3.02 to the contrary, the Calculation Agent shall make the following adjustments if (A) the Class D Nominal Liquidation Amount Deficit is zero and (B) either (i) the Cumulative Class D Reserve Reimbursement Amount is zero after giving effect to step (28) of this Subordination Waterfall (Adjustments for Targeted Deposit to Class D Reserve Subaccounts from Series Finance Charge Amounts) or (ii) for all Tranches of Class D Notes, the amount on deposit (including income earned on funds on deposit) in the Class D Reserve Subaccount for such Tranche is at least equal to the Targeted Cumulative Class D Reserve Deposit for such Tranche:

               Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall be zero and the Class A Available Subordinated Amount of Class D Notes shall be equal to the Required Subordinated Amount of Class D Notes for such Tranche of Class A Notes.
               Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall be zero and the Class B Available Subordinated Amount of Class D Notes shall be equal to the Required Subordinated Amount of Class D Notes for such Tranche of Class B Notes.
               Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall be zero and the Class C Available Subordinated Amount of Class D Notes shall be equal to the Required Subordinated Amount of Class D Notes for such Tranche of Class C Notes.
     Section 3.03. Derivative Receipts.
     (a) Unless otherwise provided in the applicable Terms Document, any amounts that are received from the Derivative Counterparty with respect to any interest rate swap or interest rate cap, or that otherwise relate to interest on a Tranche of Notes under any Derivative Agreement shall be deposited in the Interest Funding Subaccount for such Tranche.
     (b) Unless otherwise provided in the applicable Terms Document, any amounts that are received from the Derivative Counterparty with respect to principal of a Tranche of Notes under any Derivative Agreement shall be deposited in the Principal Funding Subaccount for such Tranche.
     (c) Amounts received under any Derivative Agreement with respect to any Tranche in a currency other than U.S. Dollars, and any other amounts that are excluded from clauses (a) and (b) under the applicable Terms Document for such Tranche, shall be paid or deposited as specified in such Terms Document.
     Section 3.04. Withdrawals from Interest Funding Subaccounts.
     The Indenture Trustee shall, after all allocations pursuant to Section 3.01, withdraw funds from the Interest Funding Subaccount for each Tranche of Notes, and convert and remit such funds, as applicable, as set forth below. In no event will the aggregate amount of the withdrawals from an Interest Funding Subaccount for any month be more than the amount on deposit in the applicable Interest Funding Subaccount. A single Tranche of Notes may be entitled to more than one of the following withdrawals in any month.
          (1) Withdrawals for Payments to Derivative Counterparties. On each date on which a payment is required to be made to the Derivative Counterparty under the applicable Derivative Agreement (or as specified in the applicable Terms Document) with respect to any Tranche of Notes which has a Performing Derivative Agreement for interest (or any other Tranche of Notes specified in the applicable Terms Document), an amount equal to the amount of the payment to be made to the Derivative Counterparty under the applicable Derivative Agreement (including any overdue payment and any additional interest on overdue payments)

will be withdrawn from that Interest Funding Subaccount for such Tranche and paid to the applicable Derivative Counterparty or as otherwise provided in the applicable Terms Document.
          (2) Withdrawals for Dollar Notes. On each Interest Payment Date (or as otherwise specified in the applicable Terms Document) with respect to each Tranche of Dollar Notes, an amount equal to the interest due on the applicable Tranche of Notes on such Interest Payment Date (including any Interest Allocation Shortfalls deposited into the Interest Funding Subaccount for such Tranche) will be withdrawn from the Interest Funding Subaccount for such Tranche and remitted to the applicable Paying Agent(s) or as otherwise provided in the applicable Terms Document.
          (3) Withdrawals for Foreign Currency Notes with a non-Performing Derivative Agreement for Interest. On each Interest Payment Date (or as otherwise specified in the applicable Terms Document) with respect to a Tranche of foreign currency Notes that has a non-Performing Derivative Agreement for interest, the amount specified in the applicable Terms Document will be withdrawn from that Interest Funding Subaccount for such Tranche and, if so specified in the applicable Terms Document, converted to the applicable foreign currency at the spot exchange rate determined in accordance with the applicable Terms Document and remitted to the applicable Paying Agent(s) or as otherwise provided in the applicable Terms Document.
          (4) Withdrawals for Discount Notes. On each applicable Principal Payment Date, with respect to each Tranche of Discount Notes, an amount equal to the amount of the accretion of principal of that Tranche of Notes from the prior Principal Payment Date (or, in the case of the first Principal Payment Date, the issuance date of such Tranche) to but excluding the applicable Principal Payment Date will be withdrawn from the Interest Funding Subaccount for such Tranche. Such amount, multiplied by a fraction, the numerator of which is the Series Investor Interest of the Series 2007-CC Collateral Certificate and the denominator of which is the Series Investor Interest of the Series 2007-CC Collateral Certificate and all Additional Collateral Certificates, shall be paid to each Master Trust Trustee for deposit in the Collections Account for each Master Trust and reinvestment in new receivables (or retention in such Collections Account pending availability of new receivables). If and when any Additional Collateral Certificates are added to the Trust, any provisions to allocate such amount to such Additional Collateral Certificates shall be specified in the documents relating to such addition.
          (5) Excess Amounts. After payment in full of any Tranche of Notes, including payment of all amounts payable pursuant to clauses (1) through (4) of this Section 3.04, any amounts remaining on deposit in the applicable Interest Funding Subaccount will be withdrawn from such Interest Funding Subaccount and the aggregate amount of such withdrawals shall be paid to the Issuer.
     Section 3.05. Withdrawals from Principal Funding Subaccounts.
          The Indenture Trustee shall, after all allocations pursuant to Section 3.01, withdraw funds from the Principal Funding Subaccount of each Tranche of Notes, and convert and remit such funds, as applicable, as set forth below. In no event will the amount of the withdrawal be more than the amount on deposit in the applicable Principal Funding Subaccount.

A single Tranche may be entitled to more than one of the following withdrawals with respect to any Due Period.
          (1) Withdrawals for Dollar Notes with no Derivative Agreement for Principal. On each applicable Principal Payment Date (or as otherwise specified in the applicable Terms Document) with respect to each Tranche of Dollar Notes that has no Derivative Agreement for principal, an amount equal to the principal due on the applicable Tranche of Notes on the applicable Principal Payment Date will be withdrawn from such Principal Funding Subaccount for such Tranche and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.
          (2) Withdrawals for Dollar or Foreign Currency Notes with Performing Derivative Agreements for Principal. On each date on which a payment is required under the applicable Derivative Agreement (or as otherwise specified in the applicable Terms Document) with respect to any Tranche of Notes that has a Performing Derivative Agreement for principal, an amount equal to the amount of the payment to be made under the applicable Derivative Agreement will be withdrawn from such Principal Funding Subaccount for such Tranche and paid to the applicable Derivative Counterparty or as otherwise provided by the applicable Terms Document.
          (3) Withdrawals for Dollar Notes with a non-Performing Derivative Agreement for Principal. On each applicable Principal Payment Date (or as specified in the applicable Terms Document) with respect to each Tranche of Dollar Notes with a non-Performing Derivative Agreement for principal, the amount specified in the applicable Terms Document will be withdrawn from such Principal Funding Subaccount for such Tranche and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.
          (4) Withdrawals for Foreign Currency Notes with non-Performing Derivative Agreements for Principal. On each Principal Payment Date (or as specified in the applicable Terms Document) with respect to a Tranche of foreign currency Notes that has a non-Performing Derivative Agreement for principal, the amount specified in the applicable Terms Document will be withdrawn from such Principal Funding Subaccount for such Tranche and, if so specified in the applicable Terms Document, converted to the applicable foreign currency at the spot exchange rate determined in accordance with the applicable Terms Document and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.
          (5) Withdrawal of Prefunding Excess Amount. The Prefunding Excess Amount for each Tranche of Notes shall be withdrawn from the Principal Funding Subaccount for such Tranche and deposited in the Series Collections Account as set forth in step (59) of the Cash Flows (Withdrawal of Prefunding Excess Amounts for use as Series Principal Amounts): provided, however, that any such withdrawal made on the date of issuance of any Tranche of Class B, Class C or Class D Notes, if such date is not a Distribution Date, shall be paid to each Master Trust Trustee for deposit in the Collections Account for each Master Trust and reinvestment in new receivables (or retention in such Collections Account pending availability of new receivables). If and when any Additional Collateral Certificates are added to the Trust, any provisions to allocate such amount to such Additional Collateral Certificates shall be specified in the documents relating to such addition.
          (6) Legal Maturity Date. On the Legal Maturity Date of any Tranche, after giving effect to any deposits, allocations, reallocations, Receivables Sale Proceeds or other payments to be made on that date, amounts on deposit in the Principal Funding Subaccount of any Tranche of a Subordinated Class of Notes will be applied to pay principal of such Tranche, to make a payment under a Derivative Agreement with respect to principal of such Tranche or to make other payments as specified in the related Terms Document.
          (7) Excess Amounts. After payment in full of any Tranche of Notes pursuant to clauses (1) through (6) of this Section 3.05, any amounts remaining on deposit in the applicable Principal Funding Subaccount will be withdrawn from such Principal Funding Subaccount and the aggregate amount of such withdrawals shall be paid to the Issuer.
ARTICLE IV
Early Redemption Events and Other Provisions Relating to Special Allocations of Principal
     Section 4.01. Early Redemption Events.
     (a) In addition to the events identified as Early Redemption Events in Section 1201 of the Indenture, each of the following events will be an “Early Redemption Event” with respect to the Notes:
          (i) if for any Distribution Date, the average of the Excess Spread Amounts for the three preceding Distribution Dates is less than the Required Excess Spread Amount for such Distribution Dates and for so long as this Series is supported solely by the Series 2007-CC Collateral Certificate, the three month rolling average Group Excess Spread is less than zero and for so long as any Master Trust series that is not an Interchange Series is outstanding, the three month rolling average Interchange Subgroup Excess Spread is less than zero (as each such term is defined in the Series 2007-CC Supplement) (such event, an “Excess Spread Early Redemption Event”); or
          (ii) the occurrence of any Amortization Event (as defined in the Pooling and Servicing Agreement), or, if the Note Rating Agencies so require upon the addition of any Collateral Certificate (other than the Series 2007-CC Collateral Certificate) to the Trust, the occurrence of an Amortization Event (as such term is defined in the related Pooling and Servicing Agreement) with respect to any Additional Collateral Certificate.
     (b) In addition, the Terms Document for any Tranche of Notes may list additional events which are “Early Redemption Events” with respect to such Tranche.
     Section 4.02. Variable Accumulation Period.
     Unless otherwise provided in the Terms Document for any Tranche of Notes, the Calculation Agent on behalf of the Issuer shall, by written notice to the Indenture Trustee, delay the commencement of the Accumulation Period for any Tranche of Notes, subject to the conditions set forth in this Section 4.02; provided, however, that the Accumulation Period shall commence no later than the first day of the Due Period related to the final Expected Maturity Date for such Tranche. Any such delay by the Calculation Agent on behalf of the Issuer shall be made no later than the first day of the scheduled Due Period immediately preceding the first Due Period in the Accumulation Period (after giving effect to the delay in the commencement of the Accumulation Period pursuant to this Section 4.02).
     The Calculation Agent on behalf of the Issuer shall cause such delay if the Calculation Agent determines in good faith that each of the following conditions will be satisfied: (i) the Calculation Agent on behalf of the Issuer is able to deliver to the Indenture Trustee a certificate to the effect that the Calculation Agent on behalf of the Issuer reasonably believes that, based on the payment rate and the availability of Series Principal Amounts and Reallocated Principal Amounts, the delay in the commencement of the Accumulation Period for any Tranche of Notes of this Series will not result in any Tranche of Notes not being paid in full on the relevant Expected Maturity Date (and the Calculation Agent shall deliver such certificate); (ii) such delay is permitted under the Series 2007-CC Series Supplement or any other applicable agreement relating to any Additional Collateral Certificate; (iii) the Rating Agencies shall have advised the Calculation Agent on behalf of the Issuer that such delay in the commencement of the Accumulation Period would not cause the rating of any Tranche of Notes then outstanding to be lowered or withdrawn; and (iv) the Accumulation Amount and Accumulation Period Length shall have been adjusted.
     Section 4.03. Calculation of Targeted Prefunding Deposit. On any Distribution Date on which the Targeted Principal Deposit for any Tranche of Class B Notes, Class C Notes or Class D Notes is greater than zero, if any Required Subordinated Amount Shortfall (as defined below) is greater than zero, the Calculation Agent shall determine each Tranche for which the Indenture Trustee, subject to the Cash Flows set forth in Section 3.01, shall make a Targeted Prefunding Deposit for such Distribution Date and the amount of such Targeted Prefunding Deposit in the following manner. For the purpose of this Section 4.03, the “Required Subordinated Amount Shortfall” of a Subordinated Class of Notes for a Senior Class of Notes means the aggregate Required Subordinated Amount of the Subordinated Class of Notes for all Tranches of the Senior Class of Notes minus the aggregate Nominal Liquidation Amount of all Tranches of the Subordinated Class of Notes, in each case after giving effect to all Targeted Principal Deposits for all Tranches of Notes for such Distribution Date (whether or not such Targeted Principal Deposits are paid on such Distribution Date in accordance with the Cash Flows set forth in Section 3.01). Following each determination of a Targeted Prefunding Deposit for any Tranche of Notes, the Calculation Agent shall redetermine each Required Subordinated Amount Shortfall after giving effect to such deposit, and shall continue to determine Tranches for which the Indenture Trustee, subject to the Cash Flows set forth in Section 3.01, shall make a Targeted Prefunding Deposit until all Required Subordinated Amount Shortfalls have been reduced to zero.
     (a) Determination of Prefunding Class.
          (i) If any of

•	the Required Subordinated Amount Shortfall of Class B Notes for Class A Notes,

•	the Required Subordinated Amount Shortfall of Class C Notes for Class A Notes or

•	the Required Subordinated Amount Shortfall of Class D Notes for Class A Notes
is greater than zero, the “Prefunding Class” will be Class A.
(ii) If clause (a) (i) is not applicable, and either of
•	the Required Subordinated Amount Shortfall of Class C Notes for Class B Notes or

•	the Required Subordinated Amount Shortfall of Class D Notes for Class B Notes
is greater than zero, the “Prefunding Class” will be Class B.
(iii) If neither clause (a)(i) nor clause (a)(ii) is applicable, and the Required Subordinated Amount Shortfall of Class D Notes for Class C Notes is greater than zero, the “Prefunding Class” will be Class C.
     (b) Determination of Determinant Class.
(i) If the Prefunding Class is Class A and among the Required Subordinated Amount Shortfall of Class B Notes for Class A Notes, the Required Subordinated Amount Shortfall of Class C Notes for Class A Notes or the Required Subordinated Amount Shortfall of Class D Notes for Class A Notes, the largest is:
(x) the Required Subordinated Amount Shortfall of Class B Notes for Class A Notes, the “Determinant Class” is Class B;
(y) the Required Subordinated Amount Shortfall of Class C Notes for Class A Notes, the “Determinant Class” is Class C; and
(z) the Required Subordinated Amount Shortfall of Class D Notes for Class A Notes, the “Determinant Class” is Class D.
(ii) If the Prefunding Class is Class B and the Required Subordinated Amount Shortfall of Class C Notes for Class B Notes is greater than the Required Subordinated Amount Shortfall of Class D Notes for Class B Notes, the “Determinant Class” is Class C, and otherwise it is Class D.
(iii) If the Prefunding Class is Class C, the “Determinant Class” is Class D.

     (c) Determination of Prefunding Tranche.
Among all Tranches of the Prefunding Class, the “Prefunding Tranche” is, if only one Tranche has the largest Required Subordinated Percentage of the Determinant Class of Notes, such Tranche, and if more than one Tranche shares the largest Required Subordinated Percentage of the Determinant Class of Notes, each such Tranche.
     (d) Determination of Targeted Prefunding Deposit.
The Calculation Agent will determine the following amounts:
(i)	the sum of the Nominal Liquidation Amount for each Prefunding Tranche, and

(ii)	(x) the Required Subordinated Amount Shortfall of the Prefunding Class, divided by
(y) the Required Subordinated Percentage of the Determinant Class for each Prefunding Tranche.
The “Targeted Prefunding Deposit” for each Prefunding Tranche of the Prefunding Class will be the lesser of the amount determined in clause (d)(i) and the amount determined in clause (d)(ii) above multiplied by a fraction, the numerator of which is the Nominal Liquidation Amount of such Prefunding Tranche and the denominator of which is the Nominal Liquidation Amount of all Prefunding Tranches, in each case remaining after step (59) of the Cash Flows (Withdrawal of Prefunding Excess Amounts for use as Series Principal Amounts).
     Section 4.04. Calculation of Prefunding Excess Amounts.
     (a) On each Distribution Date, if the Targeted Principal Deposit for any Tranche of Notes is greater than zero prior to any determination of Targeted Prefunding Amounts under Section 4.03, amounts on deposit in the applicable Principal Funding Subaccount that had been previously deposited as part of any Targeted Prefunding Deposit for such Tranche, up to the amount of such Targeted Principal Deposit, shall be treated as having been applied in satisfaction of the Targeted Principal Deposit and shall no longer be considered Targeted Prefunding Deposits for purposes of this Section 4.04 or any other provision of this Indenture Supplement.
     (b) On each Distribution Date, if any amounts deposited with respect to any Targeted Prefunding Deposit remain on deposit with respect to any Tranche of Notes after giving effect to clause (a) above, the Calculation Agent shall make a pro forma determination of the Adjusted Outstanding Dollar Principal Amount of each such Tranche after adding thereto such amounts on deposit, and shall determine the Targeted Prefunding Amount for each Tranche of Notes in accordance with the methodology set forth in Section 4.03 above after giving effect to such pro forma determination. The “Prefunding Excess Amount” for each Tranche of Notes is the positive difference, if any, between the amount of funds on deposit in the Principal Funding Subaccount for such Tranche that the Indenture Trustee has previously deposited in connection with a

Targeted Prefunding Deposit (less any amounts recharacterized under clause (a)) and the amount determined for each such Tranche as the Targeted Prefunding Deposit in accordance with such pro forma calculation. For the avoidance of doubt, if the Required Subordinated Amount Shortfall of any Subordinated Classes of Notes for any Senior Classes of Notes is zero after giving effect to such pro forma determination of the Adjusted Outstanding Dollar Principal Amounts of each such Tranche, all funds on deposit in the Principal Funding Subaccount for each Tranche belonging to such Senior Class that the Indenture Trustee has previously deposited in connection with a Targeted Prefunding Deposit (less any amounts recharacterized under clause (a)) shall be considered Prefunding Excess Amounts and shall be withdrawn from each applicable Principal Funding Subaccount in accordance with Section 3.05(5).
     Section 4.05. Receivables Sale.
     (a) (i) If a Tranche of Notes has been accelerated pursuant to Section 702 of the Indenture following an Event of Default, the Indenture Trustee may, and at the direction of the Majority Holders of that Tranche of Notes will, notify each Master Trust Trustee to sell an amount of Receivables (as defined in the Pooling and Servicing Agreement or as comparably defined in any other applicable agreement relating to any Additional Collateral Certificate) equal to
(x)	the sum of
(1)	the Nominal Liquidation Amount of the affected Tranche and

(2)	any accrued, past due or additional interest on the affected Tranche, multiplied by
(y)	Series 2007-CC Collateral Certificate Percentage or Additional Collateral Certificate Percentage, as applicable, and pursuant to Section 12(b) of the Series 2007-CC Supplement or any comparable provision in any such other agreement, in each case to the extent provided in the Indenture.
          (ii) The Indenture Trustee will cause each Master Trust Trustee to sell Receivables pursuant to clause (a)(i) above only if at least one of the following conditions is met:
(A)	the Holders of 90% of the aggregate Outstanding Dollar Principal Amount of the accelerated Tranche of Notes consent;

(B)	the aggregate Receivables Sale Proceeds of such sale (plus amounts on deposit in the applicable Subaccounts and payments to be received from any applicable Derivative Agreement, any Supplemental Credit Enhancement Provider or any Supplemental Liquidity Provider) would be sufficient to pay all amounts due on the accelerated Tranche of Notes; or

(C)	the Indenture Trustee determines that the funds to be allocated to the accelerated Tranche of Notes, including (1) Series Finance Charge Amounts and Series Principal Amounts allocable to the accelerated Tranche of Notes, (2) payments to be received under any applicable Derivative Agreement, Supplemental Credit Enhancement Agreement or Supplemental Liquidity Agreement and (3) amounts on deposit in the applicable Subaccounts, may not be sufficient on an ongoing basis to make payments on the accelerated Tranche of Notes as such payments would have become due if such obligations had not been declared due and payable, and the Holders of 66-2/3 % of the principal amount of the accelerated Tranche of Notes consent to the sale.
          (iii) In the case of an acceleration of a Tranche of a Subordinated Class, unless the Targeted Prefunding Deposits for all Tranches of Senior Class on the following Distribution Date are zero, such sale will be delayed until a level of prefunding of the Principal Funding Subaccounts for the Senior Classes of Notes of that Series has been reached such that the amount of such accelerated Tranche is no longer required to provide subordination for the Senior Classes of Notes.
          (iv) Notwithstanding any other provision herein or in the Series 2007-CC Supplement, the Indenture Trustee shall not cause any Master Trust Trustee to sell Receivables to Discover Bank and any of its Affiliates.
     (b) If the Nominal Liquidation Amount with respect to any Tranche of Notes is greater than zero on its Legal Maturity Date (after giving effect to any adjustments, deposits and distributions otherwise to be made on that Legal Maturity Date), the Indenture Trustee shall notify each Master Trust Trustee to sell an amount of Receivables equal to the amount of clause (a)(x) multiplied by the percentage of clause (a)(y) pursuant to Section 12(b) of the Series 2007-CC Supplement or any comparable provision in any such other agreement, in each case to the extent provided in the Indenture.
ARTICLE V
Issuer Accounts and Investments
     Section 5.01. Issuer Accounts.
     (a) On or before the Closing Date, the Indenture Trustee will cause to be established and maintained five Eligible Deposit Accounts denominated as follows: the “Interest Funding Account,” the “Principal Funding Account,” the “Accumulation Reserve Account,” the “Class C Reserve Account” and the “Class D Reserve Account” in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders or, in the case of the Class D Reserve Account, for the benefit of the Class D Noteholders). The Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account, the Class C Reserve Account and the Class D Reserve Account constitute Issuer Accounts, shall be maintained in accordance with Article IV of the Indenture, and shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders or, in the case of the Class D Reserve Account, for the benefit of the Class D Noteholders). If, at any time, the institution holding any of the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account, the Class C Reserve Account or the Class D Reserve Account ceases to be an Eligible Institution, the Issuer will within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Note Rating Agency may consent) establish a new Interest Funding Account, Principal Funding Account, Accumulation Reserve Account, Class C Reserve Account or Class D Reserve Account, as the case may be, that is an Eligible Deposit Account and shall transfer any cash and other property to such new Interest Funding Account, Principal Funding Account, Accumulation Reserve Account, Class C Reserve Account or Class D Reserve Account, as the case may be. From the date such new Interest Funding Account, Principal Funding Account, Accumulation Reserve Account, Class C Reserve Account or Class D Reserve Account is established, it will be the “Interest Funding Account,” the “Principal Funding Account,” the “Accumulation Reserve Account,” the “Class C Reserve Account” or the “Class D Reserve Account,” as the case may be. Each Tranche of Notes will have its own Subaccount within the Interest Funding Account, the Principal Funding Account and the Accumulation Reserve Account; each Tranche of Class C will have its own Subaccount within the Class C Reserve Account; and each Tranche of Class D Notes will have its own Subaccount within the Class D Reserve Account. The Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account, the Class C Reserve Account and the Class D Reserve Account will receive deposits pursuant to Article III.
     (b) Notwithstanding any provision of Section 403(a) of the Indenture to the contrary, any prefunded amounts on deposit in the Principal Funding Account will be invested in Eligible Investments that will mature no later than the following Distribution Date.
     (c) All payments to be made from time to time by the Indenture Trustee to Noteholders out of funds in the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account, the Class C Reserve Account or the Class D Reserve Account pursuant to this Indenture Supplement will be made by the Indenture Trustee to the Paying Agent not later than the time required by the applicable Depository on the applicable Interest Payment Date or Principal Payment Date but only to the extent of funds on deposit in the applicable Subaccount or as otherwise provided in Article III.
     (d) On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Class C Reserve Account will be retained in the Class C Reserve Account (to the extent that the sum of the amount on deposit in the Class C Reserve Account with respect to the related Due Period is less than the required balance for the Class C Reserve Account for that Due Period) and the excess, if any, will be paid to the Issuer pursuant to step (51) (Withdrawal of Excess Deposits from Class C Reserve Subaccounts for use as Series Finance Charge Amounts) of Section 3.01.
     (e) On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Class D Reserve Account will be retained in the Class D Reserve Account (to the extent that the sum of the amount on deposit in the Class D Reserve Account with respect to the related Due Period is less than the required balance for the Class D Reserve Account for that Due Period) and the excess, if any, will be paid to the Issuer pursuant to step (52) (Withdrawal of Excess Deposits from Class D Reserve Subaccounts for use as Series Finance Charge Amounts) of Section 3.01.
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IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed, all as of the day and year first above written.

DISCOVER CARD EXECUTION NOTE TRUST,
as Issuer

[Name]
[Title]

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

[Name]
[Title]